                                                                   Exhibit 10.10

===========================================================================================================
                                          1. THIS CONTRACT IS A RATED ORDER   RATING     PAGE OF PAGES
          AWARD/CONTRACT                     UNDER DPAS (15 CFR 350)                       1    2
===========================================================================================================
2. CONTRACT (Proc. Inst. Indent.) NO.     3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
    GS-35F-4655H                               01/20/98
-----------------------------------------------------------------------------------------------------------
5. ISSUED BY           CODE               6. ADMINISTERED BY (If other than Item 5)         CODE
                           -----------                                                          -----------

     GENERAL SERVICES ADMINISTRATION
     ADP ACQUISITION CENTER, FCI
     ROOM 1017

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7. NAME AND ADDRESS OF CONTRACTOR                                8. DELIVERY
   (No., street, city, country, State and ZIP Code)                                (X) FOB DESTINATION
                                                                    [ ] FOB ORIGIN    [ ] OTHER (See below)
     TELECOMMUNICATION SYSTEMS, INC.                            -------------------------------------------
     RICHARD A. YOUNG                                            9. DISCOUNT FOR PROMPT PAYMENT
     275 WEST STREET                                                00.000%-00 00.000%-00 NET-30
     SUITE 400                                                  -------------------------------------------
     ANNAPOLIS           MD 21401-                              10. SUBMIT INVOICES              ITEM
                                                                (4 copies unless other-
-------------------------------------------------------------   wise specified) TO THE           PER AGENCY
CODE                     FACILITY CODE                          ADDRESS SHOWN IN:                ORDER
===========================================================================================================
11. SHIP TO/MARK FOR   CODE                         12. PAYMENT WILL BE MADE BY             CODE
                           -----------                                                          -----------
PER AGENCY ORDER                                    PER AGENCY ORDER


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13. AUTHORITY FOR USING OTHER THAN FULL             14. ACCOUNTING AND APPROPRIATION DATA
    AND OPEN COMPETITION:                           PER AGENCY ORDER
[ ] 10 U.S.C. 2304(c) (      )
[X] 41 U.S.C. 253(C) (      )
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15A. ITEM NO.     15B. SUPPLIES/SERVICES        15C. QUANTITY    15D. UNIT    15E. UNIT PRICE   15F. AMOUNT
-----------------------------------------------------------------------------------------------------------
(1)               SEE PAGE TWO (2)
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                                                               15G. TOTAL AMOUNT OF CONTRACT    $ ESTIMATED
===========================================================================================================
                                           16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------
(check)    SEC.                     DESCRIPTION                        PAGE(S)
-----------------------------------------------------------------------------------------------------------
                                           PART I - THE SCHEDULE
-----------------------------------------------------------------------------------------------------------
X        A         SOLICITATION/CONTRACT FORM                           01-06
-----------------------------------------------------------------------------------------------------------
X        B         SUPPLIES OR SERVICES AND PRICES/COSTS                07-07
-----------------------------------------------------------------------------------------------------------
X        C         DESCRIPTION/SPECS./WORK STATEMENT                    12-17
-----------------------------------------------------------------------------------------------------------
X        D         PACKAGING AND MARKING                                  18
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X        E         INSPECTION AND ACCEPTANCE                              19
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X        F         DELIVERIES OR PERFORMANCE                            20-21
-----------------------------------------------------------------------------------------------------------
X        G         CONTRACT ADMINISTRATION DATA                         22-30
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X        H         SPECIAL CONTRACT REQUIREMENTS                        31-39
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                                         PART II - CONTRACT CLAUSES
X        I       CONTRACT CLAUSES                                       41-66
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                         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-----------------------------------------------------------------------------------------------------------
X        J       LIST OF ATTACHMENTS                                      68
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                                PART IV - REPRESENTATIONS AND INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------
X        K REPRESENTATIONS, CERTIFICATIONS AND
           OTHER STATEMENTS OF OFFERORS                                 69-91
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X        L INSTRS., CONDS., AND NOTICES TO OFFERORS                     92-97
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X        M EVALUATION FACTORS FOR AWARD                                   99
===========================================================================================================
                       CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return         copies to issuing
office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
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18. [X] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number FCI-96-DL0001B, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
-----------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)           20A. NAME OF CONTRACTING OFFICER
                                                                  THOMAS UBERTO
-----------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR        19C. DATE SIGNED         20B. UNITED STATES OF AMERICA      20C. DATE SIGNED
BY                                                      BY /s/ Thomas Uberto
   ----------------------------------------                --------------------------
   (Signature of person authorized to sign)             (Signature of Contracting Officer)         01/20/98
===========================================================================================================

NSN 7540-01-152-8069                 26-107         STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53.214 (a)

                                  GSA SCHEDULE

                       AUTHORIZED ADP SCHEDULE PRICELIST
                      FSC GROUP 70, PART I, SECTIONS B & C

        GENERAL PURPOSE COMMERCIAL AUTOMATIC DATA PROCESSING EQUIPMENT,
                  END USER COMPUTERS (NORMALLY MICROCOMPUTERS)
               AND EQUIPMENT USED PRIMARILY OFF-LINE, AND SOFTWARE

                            SPECIAL ITEM NO. 132-51

                                  ADP SERVICES

FSC CLASS                          DESCRIPTION                     CATEGORY CODE
--------------------------------------------------------------------------------
  D301                Resources and Facilities Management                 S
  D302                    Database Planning and Design                    S
  D306          Systems Analysis and Design Systems Installation          S
  D308                            Programming                             S
  D311               Conversion and Implementation Support                S
  D316                Network Services' Project Management                S
  D317                      Data/Records Management                       S


                  [TCS LOGO]   TELECOMMUNICATION
                               SYSTEMS, INC.
                               ------------------------------------
                               Enabling Convergent Technologies(TM)

                           275 WEST STREET, SUITE 400
                              ANNAPOLIS, MD 21401
                          PHONE NUMBER: (410) 263-7616
                           FAX NUMBER: (410) 263-7617
                        INTERNET: http://www.tcsnet.net


                         Contract Number: GS-35F-4655H
              Period Covered by Contract: January 20, 1998 - March 31, 1999

                        GENERAL SERVICES ADMINISTRATION

                             FEDERAL SUPPLY SERVICE

       Products and ordering information in this Authorized ADP Schedule
           Pricelist is also available on the GSA ADVANTAGE! System.

        Agencies can browse GSA ADVANTAGE! by accessing GSA's Home Page via internet at www.gsa.gov.

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     2


                               TABLE OF CONTENTS
      PARAGRAPH TITLE                                                  PAGE
---------------------------------------------------------------------------
A. TCS Corporate Overview................................................ 3

B. Specific Category Code S Services Offered............................. 6

C. Information For Ordering Offices...................................... 7

D. Terms and Conditions ................................................. 12

E. Description Of ADP Service Offered Under SIN 132-51................... 12

F. Job Titles............................................................ 13

G. Pricing............................................................... 23



January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     3


A.    TCS CORPORATE OVERVIEW

Achieving your goals in an age of shrinking budgets, reduced staff and rapidly changing technology takes skill and creativity. It requires a knowledgeable collaborator with the vision to help you navigate the management, financial and technology choices you face every day.

TeleCommunication Systems, Inc. (TCS), an advanced technology firm, possesses the management, systems engineering and integration skills to pilot you through the most demanding challenges and help you attain your organizational goals.

Founded in 1987, TCS rapidly grew by delivering high quality, cost-competitive communications solutions. Our success in this area, combined with customer demand, propelled our expansion into complementary disciplines.

Today, TCS provides systems integration capabilities spanning communication, information, and imaging technologies. We also provide systems engineering services across a broad market, leveraging our experience in complex electronic systems and large-scale facility relocation programs.

Our competitive advantage centers on a staff of technology experts, professionals experienced in planning, managing and developing customer solutions. Further, TCS personnel work to become valuable members of your team. Their ultimate goal is to ensure your long-term success.

EXPERT HELP IN THE AGE OF INTEGRATION

Today's business environment requires a greater level of integration than ever before. No matter how diverse the technology-voice, networking, imaging, video, database, or electronic mail-users want their resources brought together into a seamless, synergistic environment.

From the start, TCS has provided sophisticated connectivity and integration solutions to our customers. We excel at blending distinct technologies into innovative, coherent and practical systems that are tailored to you needs.

COMMUNICATIONS TECHNOLOGY

As voice, video, and data converge with wireline and wireless technologies, TCS can deliver real-time, reliable and secure worldwide communications. Our breadth of experience allows us to provide integrated solutions that truly fit your unique requirements.

TCS connectivity services include design, installation, integration, test operations and management for data, voice, and video networks.

For telephone systems, TCS Telecommunications Management Services help you control this increasingly complex resource more effectively. TCS develops custom software management tools and systems that enhance our services supporting policy; planning; audit; traffic analysis/modeling; billing control; and Move, Add, Change tasks.

TCS is a leader in the field of telecommunication asset audit, reconciliation, and credit/refund negotiation, leveraging automated tools and years of experience in both the corporate and Government environments.

TCS Computer Telephony Integration (CTI) systems allow organizations to intelligently direct calls, provide 24-hour service, minimize wait times and, overall, provide a more effective, content-rich phone response to customers. Combining CTI with Interactive Voice Response, TCS provides more powerful capabilities to improve customer service.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     4


Advanced Intelligent Network (AIN) applications are developed by TCS on the Lucent Technologies Service Node and Service Control Point to work within public switched telephone networks or Wireless Intelligent Networks (WIN). TCS applications create new "intelligent" services for phone companies, helping to differentiate their offering in a highly competitive market.

INFORMATION TECHNOLOGY

From a desktop package to an enterprise-wide multimedia application, from migration of legacy systems to a ground-up design effort, TCS implements office automation and information technology solutions that fit your needs and exceed you expectations.

Skilled TCS professionals leverage their in-depth knowledge of distributed architecture; the Internet; database systems; software development; and voice, video, and data networking to create applications that span your organization and give you better access to information.

TCS systems integrators keep pace of the latest, most stable technologies for you. Using an open architecture approach, TCS builds on industry-standard products, client/server environments and object technologies. In this way, we create applications that are easily sustained, expanded, and upgraded.

TCS is experienced in providing Y2K services, examining your entire organization, identifying and prioritizing your potential points of failure, and planning and managing the required corrective actions to ensure your continued operation into the next century.

TCS services the life-cycle of your application from Business Process Analysis
(BPA) and integration to operation and maintenance. An on-staff team of software developers ensures that your application is custom-tailored to your specific needs.

IMAGING & WORKGROUP TECHNOLOGIES

TCS imaging systems bring diverse information into a single, readily accessible electronic resource. Handwritten documents, photos, and drawings can be accurately captured in digital form for virtually instantaneous information access. TCS supports the conversion of your business processes to Electronic Data Interchange (EDI) standardization, helping you to reduce costs and increase responsiveness.

TCS workflow and workgroup systems automate document movement throughout the organization and make it possible for dispersed members of any group to share resources and information transparently.

TCS imaging and information systems engineers are experienced at integrating diverse, legacy, imaging and workgroup systems into a cohesive, enterprise-wide, system, providing data access across your entire WAN.

SYSTEMS ENGINEERING & MANAGEMENT

TCS Systems Engineering and Management capabilities incorporate the range of today's technologies. With experienced managers and established methodologies, TCS provides a total program strategy to meet your most sophisticated requirements.

SYSTEMS ENGINEERING

TCS systems engineering services support complex platforms and associated systems throughout their life-cycle. TCS provides acquisition, configuration management, logistics, provisioning, cost analysis, and reliability and maintainability capabilities for a variety of platforms.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     5


FINANCIAL MANAGEMENT

The company's financial management capabilities include reporting, case reconciliation and audit, life-cycle modeling, trend analysis, and risk management to improve oversight of your complex programs.

FACILITY RELOCATION

TCS integrates advanced technology with expert management skills to provide specialized relocation services for major office or industrial operations. TCS offers detailed asset management, risk and environmental assessment, space planning, cost and engineering analysis, systems certification and BPA. Whether moving your current facility or establishing a new operational base, TCS will help you keep costs down and disruption to a minimum.

THE BEST RESOURCES, THE BEST RESULTS

TCS delivers the best results because we provide the best talent. Our professionals possess the highest qualifications in their disciplines, combining advanced degrees with in-depth work experience. We seek out and hire high caliber people then reinforce their skills through continued technical and management training.

TCS technology resources include design and integration facilities. Our technology laboratories provide an environment to test and implement interoperability; object-oriented software development; imaging; and voice, video and data integration.

CREATIVE APPROACHES, STANDARDIZED METHODOLOGY

TCS professional take innovative approaches to design customer solutions. To safeguard the viability and appropriateness of their work, TCS uses a team project development process.

The TCS process relies on established milestones, each with specific criteria that must be met before a project can proceed to the next phase. TCS management, the customer, and developers all participate in defining, tracking and reviewing project development. The process focuses decision making and ensures that the project stays true to your goals.

GUARANTEED SUCCESS

At TCS, our strategy is to succeed through long-term customer satisfaction. We take every measure to exceed your expectations, helping you attain your goals in today's demanding business environment.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     6

B. SPECIFIC CATEGORY CODE S SERVICES OFFERED

FSC Class D301 - Resources and Facilities
        Management

-      Program Management
-      Operations & Maintenance
-      Automatic Call Distribution
-      Call Center Management
-      Interactive Voice Response
-      Advanced Intelligent Networks
-      Computer/Telephony Integration
-      Telecom Asset Audit, Reconciliation, & Credit
       Refund Negotiation
-      Help Desk
-      Video Teleconferencing
-      Traffic Analysis/Modeling
-      Move, Add, Change (MAC)
-      Cost/Financial Analysis
-      Systems Modeling, Analysis
-      Facility Planning
-      Acquisition Management
-      Integrated Logistics Support (ILS)
-      Reliability/Maintainability
-      Configuration Management
-      Energy Management
-      Life Cycle Support
-      Facility Relocation

FSC Class D302 - Database Planning and
          Design

-      Database Design/Management
-      Y2K Solutions
-      Internet Services
-      Test and Evaluation (T&E)
-      Training

FSC Class D306 - Systems Analysis and
      Design Systems Installation

-      System Integration & Installation
-      Business Process Analysis (BPA)
-      Technology Assessment
-      Y2K Solutions
-      Cost/Financial Analysis
-      Systems Modeling, Analysis
-      Integrated Logistics Support (ILS)
-      Reliability/Maintainability
-      Configuration Management
-      Life Cycle Support
-      Test and Evaluation (T&E)
-      Training

FSC Class D308 - Programming

-      Software Engineering
-      Software Testing & Validation
-      Y2K Solutions
-      Internet Services
-      Test and Evaluation (T&E)
-      Training

FSC Class D311 - Conversion and
Implementation Support

-      Program Management
-      Legacy Systems Migration
-      Y2K Solutions
-      Test and Evaluation (T&E)
-      Training

FSC Class D316 - Network Services' Project
     Management

-      Program Management
-      Network Design & Installation
-      Network Management
-      Operations & Maintenance
-      Help Desk
-      Internet Services
-      Systems Modeling, Analysis
-      Configuration Management
-      Test and Evaluation (T&E)
-      Training

FSC Class D317 - Data/Records
       Management

-      Electronic Document Management
-      Workflow Systems
-      Workgroup Systems
-      Enterprise Document Management
-      Training

January 20, 1998                                                           TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     7


C.     INFORMATION FOR ORDERING OFFICES

1.     GEOGRAPHIC SCOPE OF CONTRACT:

               48 contiguous states, and the District of Columbia, Alaska, Hawaii, and the Commonwealth of Puerto Rico.

2.     CONTRACTOR'S ORDERING ADDRESS AND PAYMENT INFORMATION:

(a) For computer-to-computer EDI orders, the below named representative should be contact regarding establishment of an EDI interface:

               Drew Morin
               TeleCommunication Systems, Inc.
               275 West St., Suite 400
               Annapolis, MD 21401
               (410) 280-1203

(b)    For orders by facsimile transmission, orders should be forwarded to:

               410/263-7617

(c)    For mailed orders, paper form orders should be mailed to:

               TeleCommunication Systems, Inc.
               275 West St., Suite 400
               Annapolis, MD 21401

(d) TCS is not marketing through dealers, and no dealers will be participating in this contract.

(e) The payment address to which Government checks should be mailed for payment of proper invoices submitted under this contract is:

               TeleCommunication Systems, Inc.
               275 West St., Suite 400
               Annapolis, MID 21401

(f)    Government Commercial Credit Cards will not be acceptable for payment.

(g) The telephone number(s) that can be used by ordering agencies to obtain technical and/or ordering assistance are:

               Technical Assistance Mr. D. Morin  (410) 280-1203

               Ordering Assistance Mr. B. White   (410) 280-1224

3.     RESERVED.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     8


4. STATISTICAL DATA FOR GOVERNMENT ORDERING OFFICE COMPLETION OF STANDARD FORM 279:

       Block 9:  G. Order/Modification Under Federal Schedule

       Block 16: Contractor Establishment Code (DUNS): 19-697-0503

       Block 30: Type of Contractor: A. Small Disadvantaged Business

       Block 31: Woman-Owned Small Business: No

       Block 34: RESERVED

       Block 36: Contractor's Taxpayer Identification Number (TIN): 52-1526369

4a.    CAGE CODE: OHAL7

5.     FOB: Destination

6.     COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULES)

(a) Time Of Delivery. TCS shall deliver to destination within the number of calendar days after receipt of order (ARO), as set forth below:

       ITEMS OR GROUPS OF ITEMS                    DELIVERY TIME
         (SIN OR NOMENCLATURE)                      (DAYS ARO)
              132-51                     As negotiated per task/delivery order

(b) Expedited Delivery Times. For those items that can be delivered quicker than the delivery times in paragraph (a), above, TCS can deliver, when expedited delivery is requested, as set forth below:

       ITEMS OR GROUPS OF ITEMS                  EXPEDITED DELIVERY TIME
         (SIN OR NOMENCLATURE                        (HOURS/DAYS ARO)
              132-51                      As negotiated per task/delivery order

(c)    Overnight and 2-Day Delivery Times. Not Applicable

(d) Urgent Requirements. When the Federal Supply Schedule contract delivery period does not meet the bona fide urgent delivery requirements of an ordering agency, agencies are encouraged, if time permits, to contact the contractor for the purpose of obtaining accelerated delivery. The contractor shall replay to the inquiry within 3 workdays after receipt. (Telephonic replies shall be confirmed by the contractor in writing.) If the contractor offers an accelerated delivery time acceptable to the ordering agency, any order(s) placed pursuant to the agreed upon accelerated delivery time frame shall be delivered within this shorter delivery time and in accordance with all other terms and conditions of the contract.

7.     DISCOUNTS:

       a. Prompt Payment: 0% - N/A days from receipt of invoice or date of acceptance, whichever is later.

       b.     Quantity: None

       c.     Dollar Volume: None

       d.     Government Educational Institutions: None

       e.     Discount for use of Government Commercial Credit Card: None

       f.     Other: As negotiated per task/delivery order


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     9


8.     PRODUCTION POINTS AND STATEMENT CONCERNING FOREIGN PRODUCED ITEMS:

               Not Applicable

9.     STATEMENT CONCERNING AVAILABILITY OF EXPORT PACKING: Not Applicable

10.    SMALL REQUIREMENTS: THE MINIMUM DOLLAR VALUE OF ORDERS TO BE ISSUED IS:
               $2,500.

11a. MAXIMUM ORDER: (ALL DOLLAR AMOUNTS ARE EXCLUSIVE OF ANY DISCOUNT FOR PROMPT PAYMENT.)

f.     SPECIAL ITEM 132-51 - ADP SERVICES

       The maximum dollar value per order will be $500,000 for all ADP Services.

1lb.   ORDERS THAT EXCEED THE MAXIMUM ORDER (L-FSS-125)(AUG 1995)

(a) In accordance with FAR 8.404 there may be circumstances where an ordering activity finds it advantageous to request a price reduction such as where a quantity of an individual order clearly indicates the potential for obtaining a reduced price.

       To assist the customer agencies to determine when they should seek a price decrease a level called a maximum order has been established under the contract. When an agency order exceeds this amount it is recommended that the ordering activity contact the contractor for a reduced price.

(b)    Contractor may:

       (1) offer a new lower price for this requirement (the Price Reduction clause is not applicable to orders placed over the Maximum Order in FAR 52.216-19.)

       (2)    offer the lowest price available under the contract; or

       (3) decline the order, orders must be returned in accordance with FAR 52.216-19.

(c) A delivery order for quantities that exceed the maximum order may be placed with the contractor selected in accordance with Far 8.404. The order will be placed under the current contract.

(d) Sales for orders that exceeds the Maximum Order shall be reported in accordance with GSAR 552.238-72.

12.    FEDERAL ADP/TELECOMMUNICATION STANDARDS REQUIREMENTS:

       Federal departments and agencies acquiring products from this Schedule must comply with the provisions of the Federal Standards Program, as appropriate (reference: NIST Federal Standards Index). Inquiries to determine whether or not specific products listed herein comply with Federal Information Processing Standards (FIPS) or Federal Telecommunication Standards (FED-STDS), which are cited by ordering offices, shall be responded to promptly by the Contractor.

12.1   FEDERAL INFORMATION PROCESSING STANDARDS PUBLICATIONS (FIPS PUBS):

       ADP products under this Schedule that do not conform to Federal Information Processing Standards (FIPS) should not be acquired unless a waiver has been granted in accordance with the applicable "FIPS Publication." Federal Information Processing Standards Publications (FIPS
       PUBS) are issued by the U.S. Department of Commerce, National Institute of Standards and Technology (NIST), pursuant to National Security Act. Information concerning their availability and applicability should be obtained from the National Technical Information Service (NTIS), 5285 Port Royal Road, Springfield, Virginia 22161. FIPS PUBS include voluntary standards


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    10

       when these are adopted for Federal use. Individual orders for FIPS PUBS should be referred to the NTIS Sales Office, and orders for subscription service should be referred to the NTIS Subscription Officer, both at the above address, or telephone number (703) 487-4650.

12.2   FEDERAL TELECOMMUNICATION STANDARDS (FED-STDS):

       Telecommunication products under this Schedule that do not conform to Federal Telecommunication Standards (FED-STDS) should not be acquired unless a waiver has been granted in accordance with the applicable "FED-STD." Federal Telecommunication Standards are issued by the U.S. Department of Commerce, National Institute of Standards and Technology
       (NIST), pursuant to National Security Act. Ordering information and information concerning the availability of FED-STDS should be obtained from the GSA Specification Sales Office, Room 6654, 7th & D Streets, SW, Washington, DC 20407, telephone number (202) 708- 9205. Please include a self-addressed mailing label when requesting information by mail. Information concerning their applicability can be obtained by writing or calling the U.S. Department of Commerce, National Institute of Standards and Technology, Gaithersburg, MD 20899, telephone number 301/975-2833.

13.    SECURITY REQUIREMENTS:

       In the event security requirements are necessary, the ordering activities may incorporate, in their delivery order(s), a security clause in accordance with current laws, regulations, and individual agency policy; however, the burden of administering the security requirements shall be with the ordering agency. If any costs are incurred as a result of the inclusion of security requirements, such costs will be negotiated with the Schedule Contractor on an open market basis, outside the scope of the contract.

14.    CONTRACT ADMINISTRATION FOR ORDERING OFFICES:

       Any ordering office, with respect to any one or more delivery orders placed by it under this contract, may exercise the same rights of termination as might the GSA Contracting Officer under provisions of FAR 52.249-1, 52.249-2, and 52.249-8.

15.    GSA ADVANTAGE! (REPLACES THE OSS ITS ON-LINE SCHEDULE SYSTEM)

       The GSA Advantage! is an on-line, interactive electronic information and ordering system that provides on-line access to vendors' schedule pricelists with ordering information, terms and conditions, and up-to-date pricing that will aid Schedule users in acquisitions. The GSA Advantage! will allow the user to:

a. Search by Vendor's Name or Contract Number to view or download the vendor's complete GSA-approved pricelist with terms, conditions, and up-to-date pricing.

b. Perform various searches across all contracts including, but not limited to:

       (1)     Manufacturer;

       (2)     Manufacturer's Part Number; and

       (3)     Product category(ies).

       Agencies can browse GSA Advantage! by accessing the Internet World Wide Web utilizing a browser (ex.: NetScape). The Internet address is http://www.gsa.gov.

16. USE OF GROUP 70 SCHEDULES CONTRACTS.

       In accordance with FAR 8.404:


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    11


a. Ordering activities can place orders of $2,500 or less with any GSA Federal Supply Schedule contractor. GSA has already determined the prices of items under these contracts to be fair and reasonable.

b. To reasonably ensure that a selection represents the best value and meets the agency's needs at the lowest overall cost, before placing an order of more than $2,500, an ordering activity should--

       (1) Consider reasonably available information about products offered under Multiple Award Schedule (MAS) contracts; this standard is met if the ordering activity does the following:

               (i) Considers products and prices contained in any GSA MAS automated information system (e.g., GSA Advantage!); or

               (ii) If automated information is not available, reviews at least three (3) pricelists.

       (2) In selecting the best value item at the lowest overall cost (the price of the item plus administrative costs), the ordering activity may consider such factors as--

               (i) Special features of one item not provided by comparable items which are required in effective program performance;

               (ii)   Trade-in considerations;

               (iii) Probable life of the item selected as compared with that of a comparable item;

               (iv)   Warranty conditions; and

               (v)    Maintenance availability.

       (3) Give preference to the items of small business concerns when two or more items at the same delivered price will meet an ordering activity's needs.

c. MAS contractors will not be required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order. There may be circumstances where an ordering activity finds it advantageous to request a price reduction, such as where the ordering activity finds that a schedule product is available elsewhere at a lower price, or where the quantity of an individual order clearly indicates the potential for obtaining a reduced price.

d. Ordering activities should document orders of $2,500 or less by identifying the contractor the item was purchased from, the item purchased, and the amount paid. For orders over $2,500, MAS ordering files should be documented in accordance with internal agency practices. Agencies are encouraged to keep documentation to a minimum.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    12


D.     TERMS AND CONDITIONS

                           Applicable to ADP Services
       for General Purpose Commercial Automatic Data Processing Equipment
                              (Special Item 132-51)

1.     ORDER

       Agencies may use written orders, EDI orders, credit card orders, blanket purchase orders, individual purchase orders, or task orders for ordering services under this contract. Blanket Purchase Orders shall not extend beyond the end of the contract period.

2.     INVOICES AND PAYMENT

       Invoices for ADP Services shall be submitted by the contractor as soon as possible after completion of the work. Payment under blanket purchase orders will be made quarterly or monthly, except where cash payment procedures are used. Invoices shall be submitted separately to each Government office ordering services under the contract. PROMPT PAYMENT DISCOUNT, IF APPLICABLE, SHALL BE SHOWN ON THE INVOICE.

3.     ADP SERVICE OFFERED UNDER SIN 132-51

       TCS is providing hourly rates for ADP Service offered under SIN 132-51. These ADP Services are presented in the same manner as TCS sells to its commercial and other government customers. A description of all corresponding commercial job titles for those individuals who will perform the service is provided.

       Pricing for such services are in accordance with TCS's customary commercial hourly rates practices.

       Following are the descriptions of commercial job titles for hourly rates offered by TCS for ADP Services offered under SIN 132-51:

       Resumes shall be provided to the GSA Contacting Officer or user Agency upon request.

E.     DESCRIPTION OF ADP SERVICE OFFERED UNDER
       SIN 132-51

     FSC Class                           Description                                Category Code
     ---------                           -----------                                -------------
       D306               Systems Analysis and Design Systems Installation               S
       D308               Programming                                                    S
       D311               Conversion and Implementation Support                          S
       D316               Network Services' Project Management                           S
       D317               Data/Records Management                                        S
       D301               Resources and Facilities Management                            S
       D302               Database Planning and Design                                   S


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    13


E.     JOB TITLES

JOB TITLE: PROGRAM MANAGER. TCS-O1

MINIMUM/GENERAL EXPERIENCE: Ten (10) years of progressive experience in large scale computer/communications support activities such as computer operations, data communications, network design, or maintenance activities. Specialized experience includes Five (5) years of specific experience in managing the overall operating functions of modem medium or large-scale computer environments including responsibility for such activities as computer network operations, hardware and software maintenance, customer support, and production control. Must have proven expertise in the management and control of costs and resources and demonstrated capability in managing multi-task delivery orders of this type and complexity.

FUNCTIONAL RESPONSIBILITY: Organizes, directs and manages the contract's operation and maintenance function. Manages the LAN/WAN computer support operations such as network operations, system software maintenance, production control, data entry, remote job entry, tape library, etc. Must have demonstrated capability for oral and written communications with all levels of management. Must have a thorough knowledge of the capabilities of applicable computer and communications configurations. Meets with Government personnel and contractor personnel to formulate and review delivery order plans and deliverable items. Ensures conformance with delivery order schedules and costs.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline. A Master's Degree is preferred.

JOB TITLE: SYSTEMS MANAGER. TCS-02

MINIMUM/GENERAL EXPERIENCE: Ten (10) years progressive experience in the evaluation, design, and analysis of business or scientific applications using database management systems or high level programming languages. Specialized experience includes Five (5) years of specific experience managing business and systems applications including requirements definition to ensure systems integrity.

FUNCTIONAL RESPONSIBILITY: Performs and is responsible for overall systems analysis, design, programming, documentation, performance evaluation, or implementation of complex system applications and related Management Information Systems/Automated Data Processing (MIS/ADP) systems concepts. Must have demonstrated capability for oral and written communications with other levels of management. Oversees all phases of the software development life cycle with emphasis on the planning, analysis, testing and acceptance phases. Provides management directions and solutions to integrate network management solutions across communications forms, multi-network architectures, processing systems, and network elements. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems Engineering, or a related scientific or technical discipline. A master's degree in one of the above disciplines equals one year specialized and two years general experience.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    14


JOB TITLE: SENIOR SYSTEMS ANALYST. TCS-03

MINIMUM/GENERAL EXPERIENCE: Seven (7) years progressive experience in the analysis and design of business or scientific applications using database management systems or high level programming languages. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individuals ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Performs systems analysis, design, programming, documentation, performance evaluation, or implementation of complex system applications and related Management Information Systems/Automated Data Processing (MIS/ADP) systems concepts for effective implementation. Participates in all phases of the software development life cycle with emphasis on the planning, analysis, testing and acceptance phases. Designs and prepares technical reports and related documentation, and makes charts and graphs to record results. Prepares and delivers presentations and briefings as required.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, or a related scientific or technical discipline.

JOB TITLE: JUNIOR SYSTEMS ANALYST. TCS-04

MINIMUM/GENERAL EXPERIENCE: Three (3) years progressive experience in the analysis and design of business or scientific applications using database management systems or high level programming languages.

FUNCTIONAL RESPONSIBILITY: Perform duties assigned by the Senior Systems Analyst on simple to moderately complex systems.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university in a related field.

JOB TITLE: SYSTEMS ADMINISTRATOR. TCS-05

MINIMUM/GENERAL EXPERIENCE: One (1) year experience administering multi-user, shared-processor systems and data communications networks.

FUNCTIONAL RESPONSIBILITY: Monitor and coordinate all data system operations, including security procedures, and liaison with end users. Ensure that necessary system backups are performed and storage and rotation of backups is accomplished. Monitor and maintain records of system performance and capacity to arrange vendor services or other actions for reconfiguration and anticipate requirements for system expansion. Assist managers to monitor and comply with Government data requirements. Perform software development, user training, network management and minor installation and repair of equipment.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university in a related field.

JOB TITLE: NETWORK MANAGER. TCS-06

MINIMUM/GENERAL EXPERIENCE: Ten (10) years experience in one or more of the following areas: data communications engineering, data communications hardware or software analysis, network administration or management, or data communication equipment installation and maintenance. Knowledge of cable including FDDI, FOLRL, and 10-Base T. Particularly desirable is experience working with IBM's SNA with knowledge of the MVS operating system and SNA protocols. Needs a good understanding of several of the following protocols/technologies: X.25 and TCP/IP, SNA, Internet


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    15

Packet Exchange (IPX), SMDS, Frame Relay, ATM, SONET, Integrated Services Digital Network (ISDN), Unisys DCA, Appletalk. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Performs a variety of network management functions in support of MIS services related to the operation, performance or availability of data communications networks. Modifies command language programs, network start up files, assigns/re-assigns network device logicals, analyzes network performance and recommends adjustments to wide variety of complex network management functions with responsibility for overall performance and availability of networks. LAN/WAN consultant skilled in network analysis, integration and tuning. Experience with cable/LAN meters, protocol analyzers, Simple Network Management Protocol (SNMP) and Remote Monitoring (RMON) based software products. Knowledge of Ethernet, FDDI and high speed WANs , routers, bridges, and switches. Analyze client LANs/WANs, isolate source of problems, recommend reconfiguration and implementation of new network hardware to increase performance. Working knowledge of network operating systems. Modifies command language programs, network start up files, assigns/re-assigns network device logicals. Conducts load balancing efforts to achieve optimum device utilization and network performance. Manages network E-mail functions. Establishes mail boxes and monitors mail performance on the network. Coordinates with communications engineering to resolve hardware problems. Works with customer and operations staff in scheduling preventative and emergency maintenance activities. May serve as Delivery Order Manager on one or more delivery orders.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Technology, Engineering, or a related discipline. A Master's Degree is preferred. If applicable, shall be certified as a network engineer for the specific network operating system as defined in the Government delivery order request. The certification criteria are determined by the network operating system vendor.

JOB TITLE: SENIOR NETWORK ENGINEER. TCS-07

MINIMUM/GENERAL EXPERIENCE: Seven (7) years of progressive experience in planning, designing, implementation, and analyzing data or telecommunications networks. This experience must have demonstrated knowledge of Ethernet, Fiber Distributed Data Interface (FDDI) and a working knowledge of operating systems including the MVS operating system and protocols such as Novell, NT, UNIX, VINES, System Network Architecture (SNA) and Transmission Control Protocol/Internet Protocol (TCP/IP). Must have experience with network analysis/management tools and techniques and be familiar with Personal Computers
(PCs) in a client/server environment. Experience must include at least three years experience with fiber optics, including Synchronous Optical Network (SONET) - based architectures, and broadband networks using Switched Multimegabit Data Service (SMDS) and Asynchronous Transfer Mode (ATM) technologies. Must be familiar with IT technology and long distance and local carrier management. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Responsible for the design and implementation of large data communications or telecommunications networks. Plans and monitors the installation of communications circuits. Manage and monitor local area networks and associated equipment (e.g.,


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    16


bridges, routers, modem pools, gateways, etc.) Conducts short and long-term planning to meet communications requirements. Responsible for the design and implementation of LAN/WANs using hub switching and router technology. Performs hardware/software analyses to provide comparative data of performance characteristics and suitability within the existing systems environment. Prepares trade-off studies and evaluations for vendor equipment. Generates network monitoring/performance reports for LAN/WAN utilization studies. Recommends network design changes/enhancements for improved system availability and performance.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering or other related scientific or technical discipline.
A Master's Degree is preferred.

JOB TITLE: JUNIOR NETWORK ENGINEER. TCS-08

MINIMUM/GENERAL EXPERIENCE: Three (3) years of progressive experience in planning, designing, implementation, and analyzing data or telecommunications networks. Knowledge of the following protocols/technologies: X.25 and TCP/IP, SNA, Internet Packet Exchange (IPX), SMDS, Frame Relay, ATM, SONET, Integrated Services Digital Network (ISDN), Unisys DCA, Appletalk.

FUNCTIONAL RESPONSIBILITY: Perform similar duties as directed or instructed by the senior network engineer. Conduct studies pertaining to network configuration and monitor traffic patterns, protocols, peak usage, etc. Stays current with technological changes.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering or other related scientific or technical discipline.

JOB TITLE: NETWORK ADMINISTRATOR. TCS-09

MINIMUM/GENERAL EXPERIENCE: One (1) year of experience in one or more of the following areas: data communications engineering, data communications hardware or software analysis, network administration or management, data communication equipment installation and maintenance, or computer systems administration and management.

FUNCTIONAL RESPONSIBILITY: Performs a variety of network management functions related to the operation, performance or availability of data communications networks. Experience with cable/LAN meters, protocol analyzers, SNMP and RMON based software products. Knowledge of Ethernet, FDDI and high speed WANs and routers. Analyze client LANs/WANs, isolate source of problems, recommend reconfiguration and implementation of new network hardware to increase performance. Advanced knowledge of network operating systems. Modifies command language programs, network start up files, assigns/re-assigns network device logicals, participates in load balancing efforts throughout the network to achieve optimum device utilization and performance. Establishes new user accounts on the network granting access to required network files and programs. Manages network E-mail functions. Establishes mail boxes and monitors mail performance on the network. Troubleshoots network/user problems, presents resolutions for implementation. Prepares a variety of network resource reports.

MINIMUM EDUCATION: An Associate's degree from an accredited college or university in a related field, or two (2) years of college or university study in a related field. If applicable, should be certified as a network administrator for a specific network operating system as defined in the Government delivery order request. Certification criteria are determined by the network operating system vendor.

JOB TITLE: SENIOR NETWORK TECHNICIAN. TCS-lO

MINIMUM/GENERAL EXPERIENCE: Five (5) years experience in the following areas:
Installation, operation, and maintenance of data communication networks and devices. This job title category may


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    17


serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Adds or exchanges externally connected PC accessories and data communications equipment. Troubleshoots LANs/WANs and provides problem resolution for PC and data communications hardware. Adds or replaces boards, batteries, disks drives, and other PC components. Installs cabling for LANs, WANs, etc. Attaches, detaches, or exchanges LAN cabling to workstations, servers, network devices, telecommunications and data communications equipment. Works independently, may provide supervision and guidance to 2 or more network technicians.

MINIMUM EDUCATION: An Associate's degree from an accredited college or university in a related field; or Technical School certificate of completion in the data communications field including cable installation; or the equivalent military training.

JOB TITLE: JUNIOR NETWORK TECHNICIAN. TCS-l1

MINIMUM/GENERAL EXPERIENCE: A minimum of two (2) years of experience installing and maintaining shared resources for communication networks and devices.

FUNCTIONAL RESPONSIBILITY: Perform similar duties as directed or instructed by the senior network engineer. Adds or exchanges externally connected PC accessories and data communications equipment including cables, boards, batteries, disks drives, and other PC components. Attaches, detaches, or exchanges LAN cabling to workstations, servers, network devices, telecommunications and data communications equipment.

MINIMUM EDUCATION: An Associate's degree from an accredited college or university in a related field; or Technical School certificate of completion in the data communications field including cable installation; or the equivalent military training.

JOB TITLE: COMPUTER REPAIR TECHNICIAN. TCS-12

MINIMUM/GENERAL EXPERIENCE: Five (5) years experience in the area of troubleshooting and maintenance of ADP equipment (e.g., personal computers, laptops, minicomputers, printers, monitors, modems, etc.). This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Responds to user help calls referred by the Help Desk. Diagnoses end-user equipment problems. Installs and relocates end-user devices. Repairs and services end-user equipment. Performs board-level maintenance and swap out of component parts for Automated Data Processing Equipment (ADPE), including PCs, printers, plotters, etc. Performs tests to locate problems using diagnostic software and electronic test equipment. Resolves I/O errors and conflicts, and ensures compatibility between components. Repairs/replaces broken or non-functional parts that prevent proper operation of mechanical devices. Tests ADPE to validate functionality. Installs/relocates hardware and software at a designated location and assists users with initial operating instructions. Works independently.

MINIMUM EDUCATION: High school diploma. Two (2) years technical training in electronic equipment repair or a related field.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    18


JOB TITLE: COMPUTER RESOURCES ADMINISTRATOR. TCS-13

MINIMUM/GENERAL EXPERIENCE: Three (3) years experience in managing and controlling the configuration of computer equipment.

FUNCTIONAL RESPONSIBILITY: Performs a wide variety of computer resource management functions in support of computer operations including monitoring and maintaining the configurations of PC's. Manages system accounts, diagnoses system problems, analyzes system performance, and performs system tuning. Coordinates with the Help Desk to resolve user problems. Performs account maintenance functions including the establishment of new user accounts. Helps minimize the impact of service interruptions by initiating recovery processes. Monitors and records hardware, software, and communications performance utilization statistics. Projects plans for increases/decreases in resources requirements and prepares a variety of computer resource reports.

MINIMUM EDUCATION: An Associate's degree from an accredited college in a related field.

JOB TITLE: DATA BASE MANAGEMENT SPECIALIST. TCS-14

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Specifies proper types of files organization, indexing methods, and security procedures. Advises contractor project teams on the design of complex data bases (e.g., schema and subschema details). Defines specialized aspects of user's data base administrator documentation. Performs detailed comparisons of various data base systems. Performs duties in a complex, distributed, heterogeneous computing environment, which may involve different types of hardware platforms, operating systems applications, and network environments. Provides expertise in data storage systems. Develops backup and archival policies and procedures. Configures storage systems software to meet requirements. Performs administration tasks (installing, maintaining, monitoring, recovering, rebuilding, upgrading, patching and performance tuning). Implements software solutions for performance enhancement, operator interface, and increased user capability. Must have experience in DB2, Oracle, Informix, or Sybase.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

JOB TITLE: OFFICE AUTOMATION SPECIALIST. TCS-15

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    19


Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Applies current technology in providing MIS solutions. Provides highly technical expertise in providing business application solutions. Must have a comprehensive understanding of hardware/software and communication environments to include: client/server technology, host/mainframe technology, IS, and related peripheral equipment.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

JOB TITLE: CONFIGURATION MANAGEMENT SPECIALIST. TCS-16

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Establishes and enforces procedures to ensure that software products are reviewed, approved, and baselined at the appropriate points in their life cycles. Ensures that the proper documentation is available to deploy and maintain each version of a software product. Responsible for data management integrity.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

JOB TITLE: COMPUTER GRAPHICS SPECIALIST. TCS-17

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    20


Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Provides expertise on the use of graphics software and hardware capabilities. Evaluates and recommends new graphics products and techniques. Provides technical support to programmers and users on the maintenance, operations, integration, use, and generation of graphics and graphic tools.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

JOB TITLE: SYSTEMS SOFTWARE SPECIALIST. TCS-18

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders.
 Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Evaluates systems software and recommends specific changes in procedures. Reviews computer software systems communications and response needs and determines operating systems and languages needed to support them. Performs systems software "fine-tuning", workload analysis, load balancing, etc. Performs authorized maintenance of a highly specialized nature on systems software, compilers, assemblers, and utility systems. Oversees total data processing/communications system restoration following significant system crashes. Determines system performance capabilities, diagnoses system failures and degradation's and isolates the failure or degradation as to cause. Integrates various types of software (general applications, scientific and special-purpose applications, operating systems, compilers) into distributed computing environment. Acts as the system manager for the computing environment including server system administration. Develops systems software (scripts and tools) to assist in management of computing environment. Monitors software usage and provides statistics on such. Must have experience in CICS, MVS, JES2, TSO, AIX, or UNIX.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    21


JOB TITLE: ADP HARDWARE SPECIALIST. TCS-19

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders.
 Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Determines feasible hardware alternatives in client server environments. Reviews computer systems in terms of capabilities and makes recommendations for improved utilization. Prepares or directs preparation of reports concerning hardware. Prepares or participates in preparing functional requirements and specification for hardware acquisitions.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

JOB TITLE: HELP DESK COORDINATOR. TCS-20

MINIMUM/GENERAL EXPERIENCE: Three (3) years experience in a business ADP environment with emphasis on microcomputer hardware and applications. Specialized experience includes One (1) year of specific experience in one or more of the following areas: applications support, hardware/software analysis, network administration, computer systems administration, diagnostic troubleshooting of computer systems peripherals and associated devices or communication media as specified in the delivery order. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Staffs the Help Desk. Answers user's calls and records all necessary information. Offers assistance over the phone and follows the problem through to resolution. Assigns problems to the appropriate area for resolution. Logs and reports data on the number and types of calls received.

MINIMUM EDUCATION: High school diploma.

JOB TITLE: TECHNICAL WRITER. TCS-21

MINIMUM/GENERAL EXPERIENCE: Three (3) years of technical writing or documentation experience. Specialized experience includes One (1) year of specialized ADP technical documentation experience.

FUNCTIONAL RESPONSIBILITY: Prepares and edits IT/ADP documentation incorporating information provided by user, specialist, analyst, programmer, and operations personnel. Must have a substantial knowledge of the capabilities of computer systems. Duties include writing, editing, and graphic presentation of technical information for both technical and non-technical personnel. Interprets technical


January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    22


documentation standards and prepares documentation according to standards. Must be capable of working independently. This category provides incidental support for other approved requirements.

MINIMUM EDUCATION: An Associate's degree from an accredited college or university or two (2) years of college or university study in a related discipline.

JOB TITLE: COMPUTER GRAPHICS ILLUSTRATOR. TCS-22

MINIMUM/GENERAL EXPERIENCE: Three (3) years experience in creating and generating graphics using computer graphics software.

FUNCTIONAL RESPONSIBILITY: Duties will include recommending various methods of portraying ideas and the design, layout, and generation of a variety of graphical presentation products from rough drafts or outlines. Must possess skill in the preparation of graphs, charts and text data for visual presentations. Duties will be performed using complex automated color graphic equipment and PC software packages. A basic knowledge of graphic equipment, graphic software, file formats and graphic terms is required.

MINIMUM EDUCATION: High school diploma.

JOB TITLE: SENIOR PROGRAMMER. TCS-23

MINIMUM/GENERAL EXPERIENCE: Must have a minimum of fours years of experience in one or more of the following COBOL II, C, C++, Customer Information Control System (CICS), and HTML/JAVA. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individuals ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Participates in all phases of software development with emphasis on the programming, testing and documentation acceptance phases. Designs and prepares technical reports and related documentation.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

JOB TITLE: CLERK. TCS-24

MINIMUM/GENERAL EXPERIENCE: Two (2) years experience in support administrative position requiring PC skills; telephone skills; and administrative, typing, and reproduction tasks.

FUNCTIONAL RESPONSIBILITY: Responsible for typing, duplication, binding, and delivery of documentation and briefing material for delivery to the Government.

MINIMUM EDUCATION: High School Diploma


January 20, 1998                                                            TCS

GSA Schedule Contract Number GS-35F-4655H                                     24
--------------------------------------------------------------------------------


                           TeleCommunication Systems            20 January, 1998

                   GSA Schedule Contract Number GS-35F-4655H
                      GSA Multiple Award Schedule Program
                                  FSC Group 70
                       Support Data for Labor Categories
                       On-Site (Government Facility) Rate


                                                      Burdened
Order                                                  Hourly
Number         Labor Category                           Rate
--------------------------------------------------------------
TCS-01 ON      Program Manager                         $72.71
TCS-02 ON      Systems Manager                         $71.84
TCS-03 ON      Sr. Systems Analyst                     $51.28
TCS-04 ON      Jr. Systems Analyst                     $29.62
TCS-05 ON      Systems Administrator                   $52.24
TCS-06 ON      Network Manager                         $75.86
TCS-07 ON      Sr. Network Engineer                    $58.60
TCS-08 ON      Jr. Network Engineer                    $33.26
TCS-09 ON      Network Administrator                   $47.89
TCS-10 ON      Sr. Network Technician                  $44.87
TCS-11 ON      Jr. Network Technician                  $22.18
TCS-12 ON      Computer Repair Technician              $19.36
TCS-13 ON      Computer Resources Administrator        $48.76
TCS-14 ON      Data Base Management Specialist         $68.03
TCS-15 ON      Office Automation Specialist            $51.21
TCS-16 ON      Configuration Management Specialist     $48.76
TCS-17 ON      Computer Graphics Specialist            $35.47
TCS-18 ON      Systems Software Specialist             $53.22
TCS-19 ON      ADP Hardware Specialist                 $53.26
TCS-20 ON      Help Desk Coordinator                   $39.36
TCS-21 ON      Technical Writer                        $38.09
TCS-22 ON      Computer Graphics Illustrator           $22.65
TCS-23 ON      Sr. Programmer                          $46.99
TCS-24 ON      Clerk                                   $24.84








--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA Schedule Contract Number GS-35F-4655H                                    23
-------------------------------------------------------------------------------

F. PRICING

                           TeleCommunication Systems           20 January, 1998

                   GSA Schedule Contract Number GS-35F-4655H
                      GSA Multiple Award Schedule Program
                                  FSC Group 70
                       Support Data For Labor Categories
                      Off-Site (Contractor Facility) Rate


                                                                      Burdened
 Order                                                                 Hourly
Number         Labor Category                                           Rate
-------------------------------------------------------------------------------
TCS-01 OFF     Program Manager                                          $88.10
TCS-02 OFF     Systems Manager                                          $87.04
TCS-03 OFF     Sr. Systems Analyst                                      $61.28
TCS-04 OFF     Jr. Systems Analyst                                      $35.51
TCS-05 OFF     Systems Administrator                                    $63.31
TCS-06 OFF     Network Manager                                          $91.92
TCS-07 OFF     Sr. Network Engineer                                     $70.03
TCS-08 OFF     Jr. Network Engineer                                     $40.30
TCS-09 OFF     Network Administrator                                    $58.03
TCS-10 OFF     Sr. Network Technician                                   $54.37
TCS-11 OFF     Jr. Network Technician                                   $26.88
TCS-12 OFF     Computer Repair Technician                               $23.47
TCS-13 OFF     Computer Resources Administrator                         $59.09
TCS-14 OFF     Data Base Management Specialist                          $68.03
TCS-15 OFF     Office Automation Specialist                             $62.04
TCS-16 OFF     Configuration Management Specialist                      $59.09
TCS-17 OFF     Computer Graphics Specialist                             $42.98
TCS-18 OFF     Systems Software Specialist                              $64.84
TCS-19 OFF     ADP Hardware Specialist                                  $64.53
TCS-20 OFF     Help Desk Coordinator                                    $47.68
TCS-21 OFF     Technical Writer                                         $45.52
TCS-22 OFF     Computer Graphics Illustrator                            $26.27
TCS-23 OFF     Sr. Programmer                                           $56.94
TCS-24 OFF     Clerk                                                    $29.78


-------------------------------------------------------------------------------
January 20, 1998                                                            TCS

            TELECOMMUNICATION SYSTEMS, INC. PRICE LIST - LABOR RATES


1998 OFF-SITE
-------------------------------------------------------------------------------
               FSC GROUP 70                   IFF         SCHEDULE 70
          LABOR CATEGORY                           1%        RATE
Program Manager                         $87.23    $0.87     $88.10
Systems Manager                         $86.18    $0.86     $87.04
Sr. Systems Analyst                     $60.67    $0.61     $61.28
Jr. Systems Analyst                     $35.16    $0.35     $35.51
Systems Administrator                   $62.68    $0.63     $63.31
Network Manager                         $91.01    $0.91     $91.92
Sr. Network Engineer                    $69.34    $0.69     $70.03
Jr. Network Engineer                    $39.90    $0.40     $40.30
Network Administrator                   $57.46    $0.57     $58.03
Sr. Network Technician                  $53.83    $0.54     $54.37
Jr. Network Technician                  $26.61    $0.27     $26.88
Computer Repair Technician              $23.24    $0.23     $23.47
Computer Resources Administrator        $58.50    $0.59     $59.09
Data Base Management Specialist         $67.36    $0.67     $68.03
Office Automation Specialist            $61.43    $0.61     $62.04
Configuration Management Specialist     $58.50    $0.59     $59.09
Computer Graphics Specialist            $42.55    $0.43     $42.98
Systems Software Specialist             $63.84    $0.64     $64.48
ADP Hardware Specialist                 $63.89    $0.64     $64.53
Help Desk Coordinator                   $47.21    $0.47     $47.68
Technical Writer                        $45.07    $0.45     $45.52
Computer Graphics Illustrator           $26.01    $0.26     $26.27
Sr. Programmer                          $56.38    $0.56     $56.94
Clerk                                   $29.49    $0.29     $29.78

            TeleCommunication Systems, Inc. Price List - Labor Rates

1998 On-Site
-------------------------------------------------------------------------
                      FSC Group 70                 IFF    Schedule 70
         Labor Category                             1%       Rate
Program Manager                         $ 71.99   $ 0.72    $ 72.71
Systems Manager                         $ 71.13   $ 0.71    $ 71.84
Sr. Systems Analyst                     $ 50.77   $ 0.51    $ 51.28
Jr. Systems Analyst                     $ 29.33   $ 0.29    $ 29.62
Systems Administrator                   $ 51.72   $ 0.52    $ 52.24
Network Manager                         $ 75.11   $ 0.75    $ 75.86
Sr. Network Engineer                    $ 58.02   $ 0.58    $ 58.60
Jr. Network Engineer                    $ 32.93   $ 0.33    $ 33.26
Network Administrator                   $ 47.42   $ 0.47    $ 47.89
Sr. Network Technician                  $ 44.43   $ 0.44    $ 44.87
Jr. Network Technician                  $ 21.96   $ 0.22    $ 22.18
Computer Repair Technician              $ 19.17   $ 0.19    $ 19.36
Computer Resources Administrator        $ 48.28   $ 0.48    $ 48.76
Data Base Management Specialist         $ 67.36   $ 0.67    $ 68.03
Office Automation Specialist            $ 50.70   $ 0.51    $ 51.21
Configuration Management Specialist     $ 48.28   $ 0.48    $ 48.76
Computer Graphics Specialist            $ 35.12   $ 0.35    $ 35.47
Systems Software Specialist             $ 52.69   $ 0.53    $ 53.22
ADP Hardware Specialist                 $ 52.73   $ 0.53    $ 53.26
Help Desk Coordinator                   $ 38.97   $ 0.39    $ 39.36
Technical Writer                        $ 37.71   $ 0.38    $ 38.09
Computer Graphics Illustrator           $ 22.43   $ 0.22    $ 22.65
Sr. Programmer                          $ 46.52   $ 0.47    $ 46.99
Clerk                                   $ 24.59   $ 0.25    $ 24.84

                                  GSA SCHEDULE

                       AUTHORIZED FEDERAL SUPPLY SERVICE
                   INFORMATION TECHNOLOGY SCHEDULE PRICELIST
                     GENERAL PURPOSE COMMERCIAL INFORMATION
                  TECHNOLOGY EQUIPMENT, SOFTWARE AND SERVICES


                            SPECIAL ITEM NO. 132-51

                                  IT SERVICES

FPDS CODE                          DESCRIPTION
____________________________________________________________________________
  D301           IT Facility Operation and Maintenance
  D302              IT Systems Development Services
  D306                IT Systems Analysis Services
  D308                    Programming Services
  D311                 IT Data Conversion Services
  D316                It Network Management Services
  D317  Automated News Services, Data Services, or Other Information Services


                   [TCS TELECOMMUNICATION SYSTEMS, INC. Logo]
                      Enabling Convergent Technologies(TM)

                           275 WEST STREET, SUITE 400
                              ANNAPOLIS, MD 21401
                          PHONE NUMBER: (410) 263-7616
                           FAX NUMBER: (410) 263-7616
                        INTERNET: http://www.tcsnet.net

                         Contract Number: GS-35F-4655H

        Period Covered by Contract: January 20, 1998 - January 19, 2003

    Pricelist current through Modification #PCO-03, dated December 19, 1998


                        GENERAL SERVICES ADMINISTRATION

                             FEDERAL SUPPLY SERVICE

  Products and ordering information in this Authorized ADP Schedule Pricelist is also available on the GSA ADVANTAGE! System. Agencies can browse GSA ADVANTAGE! by accessing GSA's Home Page via Internet at www.gsa.gov.

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                      2


                                TABLE OF CONTENTS

      PARAGRAPH TITLE                                                          PAGE
      ---------------                                                          ----
A. TCS Corporate Overview ..................................................... 3

B. Specific Category Code S Services Offered .................................. 6

C. Information For Ordering Offices ........................................... 7

D. Terms and Conditions Applicable to SIN 132-51 .............................. 15

E. Job Titles ................................................................. 23

F. Pricing .................................................................... 34

G. Small Business Participation ............................................... 36

H. BPA Format ................................................................. 37

I. Teaming Arrangements ....................................................... 40

January 20, 1998                                                            TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                      3

A.    TCS CORPORATE OVERVIEW

Achieving your goals in an age of shrinking budgets, reduced staff and rapidly changing technology takes skill and creativity. It requires a knowledgeable collaborator with the vision to help you navigate the management, financial and technology choices you face every day.

TeleCommunication Systems, Inc. (TCS), an advanced technology firm, possesses the management, systems engineering and integration skills to pilot you through the most demanding challenges and help you attain your organizational goals.

Founded in 1987, TCS rapidly grew by delivering high quality, cost-competitive communications solutions. Our success in this area, combined with customer demand, propelled our expansion into complementary disciplines.

Today, TCS provides systems integration capabilities spanning communication, information, and imaging technologies. We also provide systems engineering services across a broad market, leveraging our experience in complex electronic systems and large-scale facility relocation programs.

Our competitive advantage centers on a staff of technology experts, professionals experienced in planning, managing and developing customer solutions. Further, TCS personnel work to become valuable members of your team. Their ultimate goal is to ensure your long-term success.

EXPERT HELP IN THE AGE OF INTEGRATION

Today's business environment requires a greater level of integration than ever before. No matter how diverse the technology-voice, networking, imaging, video, database, or electronic mail-users want their resources brought together into a seamless, synergistic environment.

From the start, TCS has provided sophisticated connectivity and integration solutions to our customers. We excel at blending distinct technologies into innovative, coherent and practical systems that are tailored to you needs.

COMMUNICATIONS TECHNOLOGY

As voice, video, and data converge with wireline and wireless technologies, TCS can deliver real-time, reliable and secure worldwide communications. Our breadth of experience allows us to provide integrated solutions that truly fit your unique requirements.

TCS connectivity services include design, installation, integration, test operations and management for data, voice, and video networks.

For telephone systems, TCS Telecommunications Management Services help you control this increasingly complex resource more effectively. TCS develops custom software management tools and systems that enhance our services supporting policy; planning; audit; traffic analysis/modeling; billing control; and Move, Add, Change tasks.

TCS is a leader in the field of telecommunication asset audit, reconciliation, and credit/refund negotiation, leveraging automated tools and years of experience in both the corporate and Government environments.

TCS Computer Telephony Integration (CTI) systems allow organizations to intelligently direct calls, provide 24-hour service, minimize wait times and, overall, provide a more effective, content-rich phone response to customers. Combining CTI with Interactive Voice Response, TCS provides more powerful capabilities to improve customer service.

January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                      4

Advanced Intelligent Network (AIN) applications are developed by TCS on the Lucent Technologies Service Node and Service Control Point to work within public switched telephone networks or Wireless Intelligent Networks (WIN). TCS applications create new "intelligent" services for phone companies, helping to differentiate their offering in a highly competitive market.

INFORMATION TECHNOLOGY

From a desktop package to an enterprise-wide multimedia application, from migration of legacy systems to a ground-up design effort, TCS implements office automation and information technology solutions that fit your needs and exceed you expectations.

Skilled TCS professionals leverage their in-depth knowledge of distributed architecture; the Internet; database systems; software development; and voice, video, and data networking to create applications that span your organization and give you better access to information.

TCS systems integrators keep pace of the latest, most stable technologies for you. Using an open architecture approach, TCS builds on industry-standard products, client/server environments and object technologies. In this way, we create applications that are easily sustained, expanded, and upgraded.

TCS is experienced in providing Y2K services, examining your entire organization, identifying and prioritizing your potential points of failure, and planning and managing the required corrective actions to ensure your continued operation into the next century.

TCS services the life-cycle of your application from Business Process Analysis
(BPA) and integration to operation and maintenance. An on-staff team of software developers ensures that your application is custom-tailored to your specific needs.

IMAGING & WORKGROUP TECHNOLOGIES

TCS imaging systems bring diverse information into a single, readily accessible electronic resource. Handwritten documents, photos, and drawings can be accurately captured in digital form for virtually instantaneous information access. TCS supports the conversion of your business processes to Electronic Data Interchange (EDI) standardization, helping you to reduce costs and increase responsiveness.

TCS workflow and workgroup systems automate document movement throughout the organization and make it possible for dispersed members of any group to share resources and information transparently.

TCS imaging and information systems engineers are experienced at integrating diverse, legacy, imaging and workgroup systems into a cohesive, enterprise-wide, system, providing data access across your entire WAN.

SYSTEMS ENGINEERING & MANAGEMENT

TCS Systems Engineering and Management capabilities incorporate the range of today's technologies. With experienced managers and established methodologies, TCS provides a total program strategy to meet your most sophisticated requirements.

SYSTEMS ENGINEERING

TCS systems engineering services support complex platforms and associated systems throughout their life-cycle. TCS provides acquisition, configuration management, logistics, provisioning, cost analysis, and reliability and maintainability capabilities for a variety of platforms.

January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                      5

FINANCIAL MANAGEMENT

The company's financial management capabilities include reporting, case reconciliation and audit, life-cycle modeling, trend analysis, and risk management to improve oversight of your complex programs.

FACILITY RELOCATION

TCS integrates advanced technology with expert management skills to provide specialized relocation services for major office or industrial operations. TCS offers detailed asset management, risk and environmental assessment, space planning, cost and engineering analysis, systems certification and BPA. Whether moving your current facility or establishing a new operational base, TCS will help you keep costs down and disruption to a minimum.

THE BEST RESOURCES, THE BEST RESULTS

TCS delivers the best results because we provide the best talent. Our professionals possess the highest qualifications in their disciplines, combining advanced degrees with in-depth work experience. We seek out and hire high caliber people then reinforce their skills through continued technical and management training.

TCS technology resources include design and integration facilities. Our technology laboratories provide an environment to test and implement interoperability; object-oriented software development; imaging; and voice, video and data integration.

CREATIVE APPROACHES, STANDARDIZED METHODOLOGY

TCS professional take innovative approaches to design customer solutions. To safeguard the viability and appropriateness of their work, TCS uses a team project development process.

The TCS process relies on established milestones, each with specific criteria that must be met before a project can proceed to the next phase. TCS management, the customer, and developers all participate in defining, tracking and reviewing project development. The process focuses decision making and ensures that the project stays true to your goals.

GUARANTEED SUCCESS

At TCS, our strategy is to succeed through long-term customer satisfaction. We take every measure to exceed your expectations, helping you attain your goals in today's demanding business environment.

January 20, 1998                                                             TCS

GSA Schedule Contract Number GS-35F-4655H                                      6
--------------------------------------------------------------------------------
B. Specific Category Services Offered

FPDS Class D301 -- IT Facility Operation and Maintenance
+    Program Management
+    Operations & Maintenance
+    Automatic Call Distribution
+    Call Center Management
+    Interactive Voice Response
+    Advanced Intelligent Networks
+    Computer/Telephony Integration
+    Telecom Asset Audit, Reconciliation, & Credit Refund Negotiation
+    Help Desk
+    Video Teleconferencing
+    Traffic Analysis/Modeling
+    Move, Add, Change (MAC)
+    Cost/Finance Analysis
+    Systems Modeling, Analysis
+    Facility Planning
+    Acquisition Management
+    Integrated Logistics Support (ILS)
+    Reliability/Maintainability
+    Configuration Management
+    Energy Management
+    Life Cycle Support
+    Facility Relocation

FPDS Class D302 -- IT Systems Development Services

+    Database Design/Management
+    Y2K Solutions
+    Internet Services
+    Test and Evaluation (T&E)
+    Training

FPDS Class D306 -- IT Systems Analysis Services

+    System Integration & Installation
+    Business Process Analysis (BPA)
+    Technology Assessment
+    Y2K Solutions
+    Cost/Financial Analysis
+    Systems Modeling, Analysis
+    Integrated Logistics Support (ILS)
+    Reliability/Maintainability
+    Configuration Management
+    Life Cycle Support
+    Test and Evaluation (T&E)
+    Training

FPDS Class D308 -- Programming Services

+    Software Engineering
+    Software Testing & Validation
+    Y2K Solutions
+    Internet Services
+    Test and Evaluation (T&E)
+    Training

FPDS Class D311 -- IT Data Conversion Services

+    Program Management
+    Legacy Systems Migration
+    Y2K Solutions
+    Test and Evaluation (T&E)
+    Training

FPDS Class D316 -- IT Network Management Services

+    Program Management
+    Network Design & Installation
+    Network Management
+    Operations & Maintenance
+    Help Desk
+    Internet Services
+    Systems Modeling, Analysis
+    Configuration Management
+    Test and Evaluation (T&E)
+    Training


FPDS Class D317 -- Automated News Services, Data Services, or Other Information
     Services
+    Electronic Document Management
+    Workflow Systems
+    Workgroup Systems
+    Enterprise Document Management
+    Training


-------------------------------------------------------------------------------
January 20, 1998                                                            TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                      7
--------------------------------------------------------------------------------



C. INFORMATION FOR ORDERING OFFICES

SPECIAL NOTICE TO AGENCIES:

                          SMALL BUSINESS PARTICIPATION

SBA strongly supports the participation of small business concerns in the Federal Supply Schedules Program. To enhance Small Business Participation SBA policy allows agencies to include in their procurement base and goals, the dollar value of orders expected to be placed against the Federal Supply Schedules, and to report accomplishments against these goals.

For orders exceeding the micropurchase threshold, FAR 8.404 requires agencies to consider the catalogs/pricelists of at least three schedule contractors or consider reasonably available information by using the GSA Advantage! (TM) on-line shopping service (www.fss.gsa.gov). The catalogs/pricelists, GSA Advantage! (TM) and the Federal Supply Service Home Page (www.fss.gsa.gov) contain information on a broad array of products and services offered by small business concerns.

This information should be used as a tool to assist ordering activities in meeting or exceeding established small business goals. It should also be used as a tool to assist in including small, small disadvantaged, and women-owned small businesses among those considered when selecting pricelists for a best value determination.

For orders exceeding the micropurchase threshold, customers are to give preference to small business concerns when two or more items at the same delivered price will satisfy their requirement.

--------------------------------------------------------------------------------
1     GEOGRAPHIC SCOPE OF CONTRACT:

            48 contiguous states, and the District of Columbia, Alaska, Hawaii, and the Commonwealth of Puerto Rico.
--------------------------------------------------------------------------------

2.    CONTRACTORS ORDERING ADDRESS AND PAYMENT INFORMATION:

(a) For computer-to-computer EDI orders, the below named representative should be contact regarding establishment of an EDI interface:
--------------------------------------------------------------------------------

            Drew Morin
            TeleCommunication Systems, Inc.
            275 West St., Suite 400
            Annapolis, MD 21401
            (410) 280-1203
--------------------------------------------------------------------------------
(b)   For orders by facsimile transmission, orders should be forwarded to:
--------------------------------------------------------------------------------
            410/263-7617
--------------------------------------------------------------------------------
(c)   For mailed-orders, paper form orders should be mailed to:
--------------------------------------------------------------------------------
            TeleCommunication Systems, Inc.
            275 West St., Suite 400
            Annapolis, MD 21401
--------------------------------------------------------------------------------
(d) TCS is not marketing through dealers, and no dealers will be participating in this contract.
--------------------------------------------------------------------------------
(e) The payment address to which Government checks should be mailed for payment of proper invoices submitted under this contract is:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                      8
--------------------------------------------------------------------------------

            TeleCommunication Systems, Inc.
            275 West St., Suite 400
            Annapolis, MD 21401
--------------------------------------------------------------------------------

(f) Contractors are required to accept the Government purchase card for payments equal to or less than the micro-purchase threshold for oral or written delivery orders. Government purchase cards will be acceptable for payment above the micro-purchase threshold. In addition, bank account information for wire transfer payments will be shown on the invoice
--------------------------------------------------------------------------------

(g) The telephone number(s) that can be used by ordering agencies to obtain technical and/or ordering assistance are:
--------------------------------------------------------------------------------
            Technical Assistance    Mr. D.Morin   (410) 280-1203

            Ordering Assistance     Mr. B. White  (410) 280-1224
--------------------------------------------------------------------------------
3.    LIABILITY FOR INJURY OR DAMAGE

      The Contractor shall not be liable for any injury to Government personnel or damage to Government property arising from the use of equipment maintained by the Contractor, unless such injury or damage is due to the fault or negligence of the Contractor.
--------------------------------------------------------------------------------
4. STATISTICAL DATA FOR GOVERNMENT ORDERING OFFICE COMPLETION OF STANDARD FORM 279:
--------------------------------------------------------------------------------
      Block 9: G. Order/Modification Under Federal Schedule

      Block 16: Contractor Establishment Code (DUNS): 19-697-0503

      Block 30: Type of Contractor: B. Other Small Business

      Block 31: Woman-Owned Small Business: No

      Block 36: Contractor's Taxpayer Identification Number (TIN):  52-1526369
--------------------------------------------------------------------------------
4a.   CAGE CODE: OHAL7
--------------------------------------------------------------------------------
5.    FOB: Destination
--------------------------------------------------------------------------------
6.    COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULES)
--------------------------------------------------------------------------------
(a) Time Of Delivery. TCS shall deliver to destination within the number of calendar days after receipt of order (ARO), as set forth below:

       ITEMS OR GROUPS OF ITEMS                           DELIVERY TIME
          (SIN OR NOMENCLATURE)                            (DAYS ARO)
                 132-51                       As negotiated per task/delivery order

--------------------------------------------------------------------------------
(b) Urgent Requirements. When the Federal Supply Schedule contract delivery period does not meet the bona fide urgent delivery requirements of an ordering agency, agencies are encouraged, if time permits, to contact the contractor for the purpose of obtaining accelerated delivery. The contractor shall replay to the inquiry within 3 workdays after receipt. (Telephonic replies shall be confirmed by the contractor in writing.) If the contractor offers an accelerated delivery time acceptable to the ordering agency, any order(s) placed pursuant to the agreed upon accelerated delivery time frame shall be delivered within this shorter delivery time and in accordance with all other terms and conditions of the contract.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                      9
--------------------------------------------------------------------------------

7.    DISCOUNTS:

      a. Prompt Payment: 0 % - N/A days from receipt of invoice or date of acceptance, whichever is later.

      b.    Quantity: None

      c.    Dollar Volume: None

      d.    Government Educational Institutions: None

      e.    Discount for use of Government Commercial Credit Card: None

      f.    Other: As negotiated per task/delivery order
--------------------------------------------------------------------------------
8.    TRADE AGREEMENTS ACT OF 1979, AS AMENDED:

      All items are U.S. made end products, designated country end products, Caribbean Basin country end products, Canadian end products, or Mexican end products as defined in the Trade Agreements Act of 1979, as amended.
--------------------------------------------------------------------------------
9.    STATEMENT CONCERNING AVAILABILITY OF EXPORT PACKING: Not Applicable
--------------------------------------------------------------------------------
10.   SMALL REQUIREMENTS: THE MINIMUM DOLLAR VALUE OF ORDERS TO BE ISSUED IS:
      $2,500
--------------------------------------------------------------------------------
11. MAXIMUM ORDER: (ALL DOLLAR AMOUNTS ARE EXCLUSIVE OF ANY DISCOUNT FOR PROMPT PAYMENT.)

a.    SPECIAL ITEM 132-51 - IT SERVICES

      The maximum dollar value per order will be $500,000 for all IT Services.

12. USE OF FEDERAL SUPPLY SERVICE INFORMATION TECHNOLOGY SCHEDULE CONTRACTS. IN ACCORDANCE WITH FAR 8.404:

      Orders placed pursuant to a Multiple Award Schedule (MAS), using the procedures in FAR 8.404, are considered to be issued pursuant to full and open competition. Therefore, when placing orders under Federal Supply Schedules, ordering offices need not seek further competition, synopsize the requirement, make a separate determination of fair and reasonable pricing, or consider small business set-asides in accordance with subpart
      19.5. GSA has already determined the prices of items under schedule contracts to be fair and reasonable. By placing an order against a schedule using the procedures outlined below, the ordering office has concluded that the order represents the best value and results in the lowest overall cost alternative (considering price, special features, administrative costs, etc.) to meet the Government's needs.

a. ORDERS PLACED AT OR BELOW THE MICRO-PURCHASE THRESHOLD. Ordering offices can place orders at or below the micro-purchase threshold with any Federal Supply Schedule Contractor.

b. ORDERS EXCEEDING THE MICRO-PURCHASE THRESHOLD BUT NOT EXCEEDING THE MAXIMUM ORDER THRESHOLD. Orders should be placed with the Schedule Contractor that can provide the supply or service that represents the best value. Before placing an order, ordering offices should consider reasonably available information about the supply or service offered under MAS contracts by using the "GSA Advantage!" on-line shopping service, or by reviewing the catalogs/pricelists of at least three Schedule Contractors and selecting the delivery and other options available under the schedule that meets the agency's needs. In selecting the supply or service representing the best value, the ordering office may consider-


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     10
--------------------------------------------------------------------------------

      (1) Special features of the supply or service that are required in effective program performance and that are not provided by a comparable supply or service;

      (2)   Trade-in considerations,

      (3) Probable life of the item selected as compared with that of a comparable item;

      (4)   Warranty considerations;

      (5)   Maintenance availability;

      (6)   Past performance; and

      (7)   Environmental and energy efficiency considerations.

c. ORDERS EXCEEDING THE MAXIMUM ORDER THRESHOLD. Each schedule contract has an established maximum order threshold. This threshold represents the point where it is advantageous for the ordering office to seek a price reduction. In addition to following the procedures in paragraph b, above, and before placing an order that exceeds the maximum order threshold, ordering offices shall--

            (1) Review additional Schedule Contractors' catalogs/pricelists or use the "GSA Advantage!" on-line shopping service;

            (2) Based upon the initial evaluation, generally seek price reductions from the Schedule Contractor(s) appearing to provide the best value (considering price and other factors); and

            (3) After price reductions have been sought, place the order with the Schedule Contractor that provides the best value and results in the lowest overall cost alternative. If further price reductions are not offered, an order may still be placed, if the ordering office determines that it is appropriate.

      NOTE: For orders exceeding the maximum order threshold, the Contractor may:

            (1) Offer a new lower price for this requirement (the Price Reductions clause is not applicable to orders placed over the maximum order in FAR 52.216-19 Order Limitations);

            (2) Offer the lowest price available under the contract; or

            (3) Decline the order (orders must be returned in accordance with FAR 52.216-19).

d. BLANKET PURCHASE AGREEMENTS (BPAs). The establishment of Federal Supply Schedule BPAs is permitted when following the ordering procedures in FAR
      8.404. All schedule contracts contain BPA provisions. Ordering offices may use BPAs to establish accounts with Contractors to fill


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     11
--------------------------------------------------------------------------------


      recurring requirements. BPAs should address the frequency of ordering and invoicing, discounts, and delivery locations and times.

e. PRICE REDUCTIONS. In addition to the circumstances outlined in paragraph c, above, there may be instances when ordering offices will find it advantageous to request a price reduction. For example, when the ordering office finds a schedule supply or service elsewhere at a lower price or when a BPA is being established to fill recurring requirements, requesting a price reduction could be advantageous. The potential volume of orders under these agreements, regardless of the size of the individual order, may offer the ordering office the opportunity to secure greater discounts. Schedule Contractors are not required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order.

f. SMALL BUSINESS. For orders exceeding the micro-purchase threshold, ordering offices should give preference to the items of small business concerns when two or more items at the same delivered price will satisfy the requirement.

g. DOCUMENTATION. Orders should be documented, at a minimum, by identifying the Contractor the item was purchased from, the item purchased, and the amount paid. If an agency requirement in excess of the micro-purchase threshold is defined so as to require a particular brand name, product, or feature of a product peculiar to one manufacturer, thereby precluding consideration of a product manufactured by another company, the ordering office shall include an explanation in the file as to why the particular brand name, product, or feature is essential to satisfy the agency's needs.
--------------------------------------------------------------------------------
13.   FEDERAL INFORMATION TECHNOLOGY/TELECOMMUNICATION STANDARDS REQUIREMENTS:
      Federal departments and agencies acquiring products from this Schedule must comply with the provisions of the Federal Standards Program, as appropriate (reference: NIST Federal Standards Index). Inquiries to determine whether or not specific products listed herein comply with Federal Information Processing Standards (FIPS) or Federal Telecommunication Standards (FED-STDS), which are cited by ordering offices, shall be responded to promptly by the Contractor.
--------------------------------------------------------------------------------
13.1  FEDERAL INFORMATION PROCESSING STANDARDS PUBLICATIONS (FIPS PUBS):
      Information Technology products under this Schedule that do not conform to Federal Information Processing Standards (FIPS) should not be acquired unless a waiver has been granted in accordance with the applicable "FIPS Publication." Federal Information Processing Standards Publications (FIPS
      PUBS) are issued by the U.S. Department of Commerce, National Institute of Standards and Technology (NIST), pursuant to National Security Act. Information concerning their availability and applicability should be obtained from the National Technical Information Service (NTIS), 5285 Port Royal Road, Springfield, Virginia 22161. FIPS PUBS include voluntary standards when these are adopted for Federal use. Individual orders for FIPS PUBS should be referred to the NTIS Sales Office, and orders for subscription service should be referred to the NTIS Subscription Officer, both at the above address, or telephone number (703) 487-4650.
--------------------------------------------------------------------------------
13.2 FEDERAL TELECOMMUNICATION STANDARDS (FED-STDS): Telecommunication products under this Schedule that do not conform to Federal Telecommunication Standards (FED-STDS) should not be acquired unless a waiver has been granted in accordance with the applicable "FED-STD." Federal Telecommunication Standards are issued by the U.S. Department of Commerce, National Institute of Standards and Technology (NIST), pursuant to


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     12
--------------------------------------------------------------------------------

      National Security Act. Ordering information and information concerning the availability of FED-STDS should be obtained from the GSA, Federal Supply Service, Specification Section, 470 East L'Enfant Plaza, Suite 8100, SW, Washington, DC 20407, telephone number (202)619-8925. Please include a self-addressed mailing label when requesting information by mail. Information concerning their applicability can be obtained by writing or calling the U.S. Department of Commerce, National Institute of Standards and Technology, Gaithersburg, MD 20899, telephone number (301)975-2833.
--------------------------------------------------------------------------------
14. SECURITY REQUIREMENTS: In the event security requirements are necessary, the ordering activities may incorporate, in their delivery order(s), a security clause in accordance with current laws, regulations, and individual agency policy; however, the burden of administering the security requirements shall be with the ordering agency. If any costs are incurred as a result of the inclusion of security requirements, such costs will be negotiated with the Schedule Contractor on an open market basis, outside the scope of the contract.
--------------------------------------------------------------------------------
15. CONTRACT ADMINISTRATION FOR ORDERING OFFICES: Any ordering office, with respect to any one or more delivery orders placed by it under this contract, may exercise the same rights of termination as might the GSA Contracting Officer under provisions of FAR 52.249-1, 52.249-2, and 52.249-8.
--------------------------------------------------------------------------------
16. GSA ADVANTAGE!: GSA Advantage! is an on-line, interactive electronic information and ordering system that provides on-line access to vendors' schedule prices with ordering information. GSA Advantage! Will allow the user to perform various searches across all contracts including, but not limited to:

      (a)   Manufacturer
      (b)   Manufacturer's Part Number; and
      (c)   Product category(ies).

      Agencies can browse GSA Advantage! by accessing the Internet World Wide Web utilizing a browser (ex: NetScape). The Internet address is http://www.gsa.gov.
--------------------------------------------------------------------------------
17.   PURCHASE OF INCIDENTAL, NON-SCHEDULE ITEMS

      For administrative convenience, open market (non-contract) items may be added to a Federal Supply Schedule Blanket Purchase Agreement (BPA) or an individual order, provided that the items are clearly labeled as such on the order, all applicable regulations have been followed, and price reasonableness has been determined by the ordering activity for the open market (non-contract) items.
--------------------------------------------------------------------------------
18.   CONTRACTOR COMMITMENTS, WARRANTIES AND REPRESENTATIONS:

      a. For the purpose of this contract, commitments, warranties and representations include, in addition to those agreed to for the entire schedule contract:

            (1) Time of delivery/installation quotations for individual orders;

            (2) Technical representations and/or warranties of products concerning performance, total system performance and/or configuration, physical, design and/or functional characteristics and capabilities of a product/equipment/ service/software package submitted in response to requirements which result in orders under this schedule contract.



--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     13
--------------------------------------------------------------------------------

            (3) Any representations and/or warranties concerning the products made in any literature, description, drawings and/or specifications furnished by the contractor.

      b. The above is not intended to encompass items not currently covered by the GSA Schedule Contract.
--------------------------------------------------------------------------------
19.   OVERSEAS ACTIVITIES:

      The terms and conditions of this contract shall apply to all orders for installation, maintenance and repair of equipment in areas listed in the pricelist outside the 48 contiguous states and the District of Columbia, except as indicated below:

      None
--------------------------------------------------------------------------------

      Upon request of the contractor, the Government may provide the contractor with logistics support, as available, in accordance with all applicable Government regulations. Such Government support will be provided on a reimbursable basis, and will only be provided to the Contractor's technical personnel whose services are exclusively required for the fulfillment of the terms and conditions of this contract.

--------------------------------------------------------------------------------
20.   YEAR 2000 WARRANTY - COMMERCIAL SUPPLY ITEMS:

      "Year 2000 compliant", as used in this part, means, with respect to information technology, that the information technology accurately processes date/time data, (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology, used in combination with the information technology being acquired, properly exchanges date/time data with it.

      (a) All currently awarded products that are not year 2000 compliant must be deleted from this contract no later than December 31, 1999.

      (b) Any Contract modifications, adding new items under clause 552.243-72, Modifications (Multiple Award Schedule), must meet the warranty requirement in paragraph c, below.

      (c) The Contractor warrants that each hardware, software, and firmware product delivered under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all listed or unlisted products (e.g. hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the Contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     14
--------------------------------------------------------------------------------

            or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.
--------------------------------------------------------------------------------
21.   BLANKET PURCHASE AGREEMENTS (BPAs)

      Federal Acquisition Regulation (FAR) 13.201(a) defines Blanket Purchase Agreements (BPAs) as "...a simplified method of filling anticipated repetitive needs for supplies or services by establishing 'charge accounts' with qualified sources of supply." The use of Blanket Purchase Agreements under the Federal Supply Schedule Program is authorized in accordance with FAR 13.202(c)(3), which reads, in part, as follows:

      "BPAs may be established with Federal Supply Schedule Contractors, if not inconsistent with the errs of the applicable schedule contract."

      Federal Supply Schedule contracts contain BPA provisions to enable schedule users to maximize their administrative and purchasing savings. This feature permits schedule users to set up "accounts" with Schedule Contractors to fill recurring requirements. These accounts establish a period for the BPA and generally address issues such as the frequency of ordering and invoicing, authorized callers, discounts, delivery locations and times. Agencies may qualify for the best quantity/volume discounts available under the contract, based on the potential volume of business that may be generated through such an agreement, regardless of the size of the individual orders. In addition, agencies may be able to secure a discount higher than that available in the contract based on the aggregate volume of business possible under a BPA. Finally, Contractors may be open to a progressive type of discounting where the discount would increase once the sales accumulated under the BPA reach certain prescribed levels. Use of a BPA may be particularly useful with the new Maximum Order feature. See the Suggested Format, contained in this Schedule Pricelist, for customers to consider when using this purchasing tool.

--------------------------------------------------------------------------------
22.   CONTRACTOR TEAM ARRANGEMENTS

      Federal Supply Schedule Contractors may use "Contractor Team Arrangements" (see FAR 9.6) to provide solutions when responding to a customer agency requirements. The policy and procedures outlined in this part will provide more flexibility and allow innovative acquisition methods when using the Federal Supply Schedules. See the additional information regarding Contractor Team Arrangements in this Schedule Pricelist.


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     15
--------------------------------------------------------------------------------

D.    TERMS AND CONDITIONS

         Applicable to Information Technology (IT) Professional Services
                              (Special Item 132-51)

1     SCOPE

      a. The prices, terms and conditions stated under Special Item Number 132-51 Information Technology Professional Services apply exclusively to IT Services within the scope of this Information Technology Schedule.

      b. The Contractor shall provide services at the Contractor's facility and/or at the Government location, as agreed to by the Contractor and the ordering office.

2.    ORDERING PROCEDURES

a. Procedures for IT professional services priced on GSA schedule at hourly rates.

      (1) FAR 8.402 contemplates that GSA may occasionally find it necessary to establish special ordering procedures for individual Federal Supply Schedules or for some Special Item Numbers (SINs) within a Schedule. GSA has established special ordering procedures for IT professional services (SIN 132-51) that are priced on schedule at hourly rates. These special ordering procedures which are outlined herein take precedence over the procedures in FAR 8.404.

      (2) The GSA has determined that the rates for IT professional services contained in this pricelist are fair and reasonable. However, the ordering office using this contract is responsible for considering the level of effort and mix of labor proposed to perform a specific task being ordered and for making a determination that the total firm-fixed price or ceiling price is fair and reasonable.

      (3) When ordering IT professional services ordering offices shall -

            (i)   Prepare a Request for Quote:

                  (A) A performance-based statement of work that outlines, at a minimum, the work to be performed, location of work, period of performance, deliverable schedule, applicable standards, acceptance criteria, and any special requirements (i.e., security clearances, travel, special knowledge, etc.) should be prepared.

                  (B) A request for quote should be prepared which includes the performance-based statement of work and requests the contractors submit either a firm-fixed price or a ceiling price to provide the services outlined in the statement of work. A firm-fixed price order shall be requested, unless the ordering office makes a determination that it is not possible at the time of placing the order to estimate accurately the extent or duration of the work or to anticipate cost with any reasonable degree of confidence. When such a determination is made, a labor hour or time-and-materials proposal may be requested. The firm-fixed price shall be based on the hourly rates in the schedule contract and shall consider the mix of labor categories and level of effort required to perform the services described in the statement of work. The firm-fixed price of the order should also include any travel costs or other incidental costs related to performance of the services ordered, unless the order provides for


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     16
--------------------------------------------------------------------------------

reimbursement of travel costs at the rates provided in the Federal Travel or Joint Travel Regulations. A ceiling price must be established for labor hour and time and material orders.

                  (C) The request for quote may request the contractors, if necessary or appropriate, submit a project plan for performing the task and information on the contractor's experience and/or past performance performing similar tasks.

                  (D) The request for quote shall notify the contractors what basis will be used for selecting the contractor to receive the order. The notice shall include the basis for determining whether the contractors are technically qualified and provide an explanation regarding the intended use of any experience and/or past performance information in determining technical acceptability of responses. If consideration will be limited to schedule contractors who are small business concerns as permitted by paragraph (ii)(A) below, the request for proposals shall notify the contractors that will be the case.

            (ii)  Transmit the Request for Quote to Contractors:

                  (A) Based upon an initial evaluation of catalogs and pricelists, the ordering office should identify the contractors that appear to offer the best value (considering the scope of services offered, hourly rates and other factors such as contractors' locations, as appropriate). When buying IT professional services under SIN 132-51 ONLY, the ordering office, at its discretion, may limit consideration to those schedule contractors that are small business concerns. This limitation is not applicable when buying supplies and/or services under other SINs as well as SIN 132-51. The limitation may only be used when at least three (3) small businesses that appear to offer services that will meet the agency's needs are available, if the order is estimated to exceed the micro-purchase threshold.

                  (B) The request for quote should be to three (3) contractors if the proposed order is estimated to exceed the micro-purchase threshold, but not to exceed the maximum order threshold. For proposed orders exceeding the maximum order threshold, the request for quote should be provided to additional contractors that offer services that will meet the agency's needs. Ordering offices should strive to minimize the contractors' costs associated with responding to requests for quotes for specific orders. Requests should be tailored to the minimum level necessary for adequate evaluation and selection for order placement.

            (iii) Evaluate quotes and select the contractor to receive the order:

                  After responses have been evaluated against the factors identified in the request for quote, the order should be placed with the schedule contractor that represents the best value and results in the lowest overall cost alternative (considering price, special qualifications, administrative costs, etc.) to meet the Government's needs.

      (4) The establishment of Federal Supply Schedule Blanket Purchase Agreements (BPAS) for recurring services is permitted when the procedures outlined herein are followed. All BPAs for services must define the services that may be ordered under the BPA, along with delivery or performance time frames, billing procedures, etc. The potential volume of orders under BPAs, regardless of the size of individual orders, may offer the ordering office the opportunity to secure volume discounts. When establishing BPAs ordering offices shall -


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     17
--------------------------------------------------------------------------------

            (i) Inform contractors in the request for quote (based on the agency's requirement) if a single BPA or multiple BPAs will be established, and indicate the basis that will be used for selecting the contractors to be awarded the BPAs.

                  (A) SINGLE BPA: Generally, a single BPA should be established when the ordering office can define the tasks to be ordered under the BPA and establish a firm-fixed price or ceiling price for individual tasks or services to be ordered. When this occurs, authorized users may place the order directly under the established BPA when the need for service arises. The schedule contractor that represents the best value and results in the lowest overall cost alternative to meet the agency's needs should be awarded the BPA.

                  (B) MULTIPLE BPAs: When the ordering office determines multiple BPAs are needed to meet its requirements, the ordering office should determine which contractors can meet any technical qualifications before establishing the BPAs. When multiple BPAs are established, the authorized users must follow the procedure in (3)(ii)(B) above, and then place the order with the schedule contractor that represents the best value and results in the lowest overall cost alternative to meet the agency's needs.

            (ii) Review BPAs periodically. Such reviews shall be conducted at least annually. The purpose of the review is to determine whether the BPA still represents the best value (considering price, special qualifications, etc.) and results in the lowest overall cost alternative to meet the agency's needs.

      (5) The ordering office should give preference to small business concerns when two or more contractors can provide the services at the same firm-fixed price or ceiling price.

      (6) When the ordering office's requirement involves both products as well as IT professional services, the ordering office should total the prices for the products and the firm-fixed price for the services and select the contractor that represents the greatest value in terms of meeting the agency's total needs.

      (7) The ordering office, at a minimum, should document orders by identifying the contractor the services were purchased from, the services purchased, and the amount paid. If other than a firm-fixed price order is placed, such documentation should include the basis for the determination to use a labor-hour or time-and-materials order. For agency requirements in excess of the micro-purchase threshold, the order file should document the evaluation of schedule contractors' quotes that formed the basis for the selection of the contractor that received the order and the rationale for any trade-offs made in making the selection.

b. Ordering Procedures for other services available on schedule at fixed prices for specifically defined services or tasks.

      Orders placed pursuant to a Multiple Award Schedule (MAS), using the procedures in FAR 8.404, are considered to be issued pursuant to full and open competition. Therefore, when placing orders under Federal Supply Schedules, ordering offices need not seek further competition, synopsize the requirement, make a separate determination of fair and reasonable pricing, or consider small business set-asides in accordance with subpart 19.5. GSA has already determined the prices of items under schedule contracts to be fair and reasonable. By placing an order against a schedule using the procedures


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     18
--------------------------------------------------------------------------------


outlined below, the ordering office has concluded that the order represents the best value and results in the lowest overall cost alternative (considering price, special features, administrative costs, etc.) to meet the Government's needs.

      (1) ORDERS PLACED AT OR BELOW THE MICRO-PURCHASE THRESHOLD. Ordering offices can place orders at or below the micro-purchase threshold with any Federal Supply Schedule Contractor.

      (2) ORDERS EXCEEDING THE MICRO-PURCHASE THRESHOLD BUT NOT EXCEEDING THE MAXIMUM ORDER THRESHOLD. Orders should be placed with the Schedule Contractor that can provide the supply or service that represents the best value. Before placing an order, ordering offices should consider reasonably available information about the service offered under MAS contracts by using the "GSA Advantage!" on-line shopping service, or by reviewing the catalogs/pricelists of at least three Schedule Contractors and selecting the delivery and other options available under the schedule that meets the agency's needs. In selecting the service representing the best value, the ordering office may consider - (i) special features of the service that are required in effective program performance and that are not provided by a comparable service; and (ii) past performance.

      (3) ORDERS EXCEEDING THE MAXIMUM ORDER THRESHOLD. Each schedule contract has an established maximum order threshold. This threshold represents the point where it is advantageous for the ordering office to seek a price reduction. In addition to following the procedures in paragraph b, above, and before placing an order that exceeds the maximum order threshold, ordering offices shall -

            (i) Review additional Schedule Contractors' catalogs/pricelists or use the "GSA Advantage!" on-line shopping service;

            (ii) Based upon the initial evaluation, generally seek price reductions from the Schedule Contractor(s) appearing to provide the best value (considering price and other factors); and

            (iii) After price reductions have been sought, place the order with the Schedule Contractor that provides the best value and results in the lowest overall cost alternative. If further price reductions are not offered, an order may still be placed, if the ordering office determines that it is appropriate.

            NOTE: For orders exceeding the maximum order threshold, the
                  Contractor may:

                  (A) Offer a new lower price for this requirement (the Price Reductions clause is not applicable to orders placed over the maximum order in FAR 52.216-19 Order Limitations);

                  (B)   Offer the lowest price available under the contract; or

                  (C) Decline the order (orders must be returned in accordance with FAR 52.216-19).

      (4) BLANKET PURCHASE AGREEMENTS (BPAS). The establishment of Federal Supply Schedule BPAs is permitted when following the ordering procedures in FAR
8.404. All schedule contracts contain BPA provisions. Ordering offices may use BPAs to establish accounts with Contractors to fill recurring


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January 20, 1998                                                             TCS
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GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     19
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requirements. BPAs should address the frequency of ordering and invoicing, discounts, and delivery locations and times.

      (5) PRICE REDUCTIONS. In addition to the circumstances outlined in paragraph (3), above, there may be instances when ordering offices will find it advantageous to request a price reduction. For example, when the ordering office finds a schedule service elsewhere at a lower price or when a BPA is being established to fill recurring requirements, requesting a price reduction could be advantageous. The potential volume of orders under these agreements, regardless of the size of the individual order, may offer the ordering office the opportunity to secure greater discounts. Schedule Contractors are not required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order.

      (6) SMALL BUSINESS. For orders exceeding the micro-purchase threshold, ordering offices should give preference to the items of small business concerns when two or more items at the same delivered price will satisfy the requirement.

      (7) DOCUMENTATION. Orders should be documented, at a minimum, by identifying the Contractor the item was purchased from, the item purchased, and the amount paid. If an agency requirement in excess of the micro-purchase threshold is defined so as to require a particular brand name, product, or feature of a product peculiar to one manufacturer, thereby precluding consideration of a product manufactured by another company, the ordering office shall include an explanation in the file as to why the particular brand name, product, or feature is essential to satisfy the agency's needs.

3.    ORDER

      a. Agencies may use written orders, EDI orders, blanket purchase agreements, individual purchase orders, or task orders for ordering services under this contract. Blanket Purchase Agreements shall not extend beyond the end of the contract period; all services and delivery shall be made and the contract terms and conditions shall continue in effect until the completion of the order. Orders for tasks which extend beyond the fiscal year for which funds are available shall include FAR 52.232-19 Availability of Funds for the Next Fiscal Year. The purchase order shall specify the availability of funds and the period for which funds are available.

      b. All task orders are subject to the terms and conditions of the contract. In the event of conflict between a task order and the contract, the contract will take precedence.

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4.    PERFORMANCE OF SERVICES

      a. The Contractor shall commence performance of services on the date agreed to by the Contractor and the ordering office.

      b. The Contractor agrees to render services only during normal working hours, unless otherwise agreed to by the Contractor and the ordering office.

      c. The Agency should include the criteria for satisfactory completion for each task in the Statement of Work or Delivery Order. Services shall be completed in a good and workmanlike manner.


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January 20, 1998                                                             TCS
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GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     20
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      d.    Any Contractor travel required in the performance of IT Services must comply with the Federal Travel Regulation or Joint Travel Regulations, as applicable, in effect on the date(s) the travel is performed. Established Federal Government per diem rates will apply to all Contractor travel. Contractors cannot use GSA city pair contracts.
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5.    INSPECTION OF SERVICES

      The Inspection of Services-Fixed Price (AUG 1996) clause at FAR 52.246-4 applies to firm-fixed price orders placed under this contract. The Inspection-Time-and-Materials and Labor-Hour (JAN 1986) clause at FAR 52.246-6 applies to time-and-materials and labor-hour orders placed under this contract.
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6.    RESPONSIBILITIES OF THE CONTRACTOR

      The Contractor shall comply with all laws, ordinances, and regulations (Federal, State, City or otherwise) covering work of this character.
--------------------------------------------------------------------------------
7.    RESPONSIBILITIES OF THE GOVERNMENT

      Subject to security regulations, the ordering office shall permit Contractor access to all facilities necessary to perform the requisite IT Services.
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8.    INDEPENDENT CONTRACTOR

      All IT Services performed by the Contractor under the terms of this contract shall be as an independent Contractor, and not as an agent or employee of the Government.
--------------------------------------------------------------------------------
9.    ORGANIZATIONAL CONFLICTS OF INTEREST

      a.    Definitions.

            "Contractor" means the person, firm, unincorporated association, joint venture, partnership, or corporation that is a party to this contract.

            "Contractor and its affiliates" and "Contractor or its affiliates" refers to the Contractor, its chief executives, directors, officers, subsidiaries, affiliates, subcontractors at any tier, and consultants and any joint venture involving the Contractor, any entity into or with which the Contractor subsequently merges or affiliates, or any other successor or assignee of the Contractor.

            An "Organizational conflict of interest" exists when the nature of the work to be performed under a proposed Government contract, without some restriction on activities by the Contractor and its affiliates, may either (i) result in an unfair competitive advantage to the Contractor or its affiliates or (ii) impair the Contractor's or its affiliates' objectivity in performing contract work.

      b. To avoid an organizational or financial conflict of interest and to avoid prejudicing the best interests of the Government, ordering offices may place restrictions on the


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January 20, 1998                                                             TCS
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GSA Schedule Contract Number GS-35F-4655H                                     21
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            Contractors, its affiliates, chief executives, directors,
            subsidiaries and subcontractors at any tier when placing orders against schedule contracts. Such restrictions shall be consistent with FAR 9.505 and shall be designed to avoid, neutralize, or mitigate organizational conflicts of interest that might otherwise exist in situations related to individual orders placed against the schedule contract. Examples of situations, which may require restrictions, are provided at FAR 9.508.

--------------------------------------------------------------------------------
10.   INVOICES

      The Contractor, upon completion of the work ordered, shall submit invoices for IT services. Progress payments may be authorized by the ordering office on individual orders if appropriate. Progress payments shall be based upon completion of defined milestones or interim products. Invoices shall be submitted monthly for recurring services performed during the preceding month.

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11    PAYMENTS

      For firm-fixed price orders the Government shall pay the Contractor, upon submission of proper invoices or vouchers, the prices stipulated in this contract for service rendered and accepted. Progress payments shall be made only when authorized by the order. For time-and-materials orders, the Payments under Time-and-Materials and Labor-Hour Contracts
      (Alternate I (APR 1984)) at FAR 52.232-7 applies to time-and-materials orders placed under this contract. For labor-hour orders, the Payment under Time-and-Materials and Labor-Hour Contracts (FEB 1997) (Alternate II (JAN 1986)) at FAR 52.232-7 applies to labor-hour orders placed under this contract.

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12.   RESUMES

      Resumes shall be provided to the GSA Contracting Officer or the user agency upon request.

--------------------------------------------------------------------------------
13.   INCIDENTAL SUPPORT COSTS

      Incidental support costs are available outside the scope of this contract. The costs will be negotiated separately with the ordering agency in accordance with the guidelines set forth in the FAR.

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14.   APPROVAL OF SUBCONTRACTS

      The ordering activity may require that the Contractor receive, from the ordering activity's Contracting Officer, written consent before placing any subcontract for furnishing any of the work called for in a task order.

--------------------------------------------------------------------------------
15.   DESCRIPTION OF IT SERVICES AND PRICING

      a. The Contractor shall provide a description of each type of IT Service offered under Special Item Number 132-51. IT Services should be presented in the same manner as the Contractor sells to its commercial and other Government customers. If the Contractor is proposing hourly rates, a


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January 20, 1998                                                             TCS
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GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     22

--------------------------------------------------------------------------------

            description of all corresponding commercial job titles (labor categories) for those individuals who will perform the service should be provided.

      b. Pricing for all IT Services shall be in accordance with the Contractor's customary commercial practices; e.g., hourly rates, monthly rates, term rates, and/or fixed prices.


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January 20, 1998                                                             TCS
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GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     23
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E. JOB TITLES
--------------------------------------------------------------------------------
JOB TITLE: PROGRAM MANAGER. TCS-01

MINIMUM/GENERAL EXPERIENCE: Ten (10) years of progressive experience in large scale computer/communications support activities such as computer operations, data communications, network design, or maintenance activities. Specialized experience includes Five (5) years of specific experience in managing the overall operating functions of modern medium or large-scale computer environments including responsibility for such activities as computer network operations, hardware and software maintenance, customer support, and production control. Must have proven expertise in the management and control of costs and resources and demonstrated capability in managing multi-task delivery orders of this type and complexity.

FUNCTIONAL RESPONSIBILITY: Organizes, directs and manages the contract's operation and maintenance function. Manages the LAN/WAN computer support operations such as network operations, system software maintenance, production control, data entry, remote job entry, tape library, etc. Must have demonstrated capability for oral and written communications with all levels of management. Must have a thorough knowledge of the capabilities of applicable computer and communications configurations. Meets with Government personnel and contractor personnel to formulate and review delivery order plans and deliverable items. Ensures conformance with delivery order schedules and costs.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline. A Master's Degree is preferred.

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JOB TITLE: SYSTEMS MANAGER. TCS-02

MINIMUM/GENERAL EXPERIENCE: Ten (10) years progressive experience in the evaluation, design, and analysis of business or scientific applications using database management systems or high level programming languages. Specialized experience includes Five (5) years of specific experience managing business and systems applications including requirements definition to ensure systems integrity.

FUNCTIONAL RESPONSIBILITY: Performs and is responsible for overall systems analysis, design, programming, documentation, performance evaluation, or implementation of complex system applications and related Management Information Systems/Automated Data Processing (MIS/ADP) systems concepts. Must have demonstrated capability for oral and written communications with other levels of management. Oversees all phases of the software development life cycle with emphasis on the planning, analysis, testing and acceptance phases. Provides management directions and solutions to integrate network management solutions across communications forms, multi-network architectures, processing systems, and network elements. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems Engineering, or a related scientific or technical discipline. A master's degree in one of the above disciplines equals one year specialized and two years general experience.
--------------------------------------------------------------------------------


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January 20, 1998                                                             TCS
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GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     24
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--------------------------------------------------------------------------------
JOB TITLE: SENIOR SYSTEMS ANALYST. TCS-03

MINIMUM/GENERAL EXPERIENCE: Seven (7) years progressive experience in the analysis and design of business or scientific applications using database management systems or high level programming languages. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Performs systems analysis, design, programming, documentation, performance evaluation, or implementation of complex system applications and related Management Information Systems/Automated Data Processing (MIS/ADP) systems concepts for effective implementation. Participates in all phases of the software development life cycle with emphasis on the planning, analysis, testing and acceptance phases. Designs and prepares technical reports and related documentation, and makes charts and graphs to record results. Prepares and delivers presentations and briefings as required.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, or a related scientific or technical discipline.

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JOB TITLE: JUNIOR SYSTEMS ANALYST. TCS-04

MINIMUM/GENERAL EXPERIENCE: Three (3) years progressive experience in the analysis and design of business or scientific applications using database management systems or high level programming languages.

FUNCTIONAL RESPONSIBILITY: Perform duties assigned by the Senior Systems Analyst on simple to moderately complex systems.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university in a related field.

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JOB TITLE: SYSTEMS ADMINISTRATOR. TCS-05

MINIMUM/GENERAL EXPERIENCE: One (1) year experience administering multi-user, shared-processor systems and data communications networks.

FUNCTIONAL RESPONSIBILITY: Monitor and coordinate all data system operations, including security procedures, and liaison with end users. Ensure that necessary system backups are performed and storage and rotation of backups is accomplished. Monitor and maintain records of system performance and capacity to arrange vendor services or other actions for reconfiguration and anticipate requirements for system expansion. Assist managers to monitor and comply with Government data requirements. Perform software development, user training, network management and minor installation and repair of equipment.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university in a related field.

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JOB TITLE: NETWORK MANAGER. TCS-06

MINIMUM/GENERAL EXPERIENCE: Ten (10) years experience in one or more of the following areas: data communications engineering, data communications hardware or software analysis, network administration or management, or data communication equipment installation and maintenance. Knowledge of cable including FDDI, FOIRL, and 10-Base T. Particularly desirable is experience working with IBM's SNA with knowledge of the MVS operating system and SNA protocols. Needs a


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January 20, 1998                                                             TCS
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GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     25
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good understanding of several of the following protocols/technologies: X.25 and
TCP/IP, SNA, Internet Packet Exchange (IPX), SMDS, Frame Relay, ATM, SONET, Integrated Services Digital Network (ISDN), Unisys DCA, Appletalk. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Performs a variety of network management functions in support of MIS services related to the operation, performance or availability of data communications networks. Modifies command language programs, network start up files, assigns/re-assigns network device logicals, analyzes network performance and recommends adjustments to wide variety of complex network management functions with responsibility for overall performance and availability of networks. LAN/WAN consultant skilled in network analysis, integration and tuning. Experience with cable/LAN meters, protocol analyzers, Simple Network Management Protocol (SNMP) and Remote Monitoring (RMON) based software products. Knowledge of Ethernet, FDDI and high speed WANs, routers, bridges, and switches. Analyze client LANs/WANs, isolate source of problems, recommend reconfiguration and implementation of new network hardware to increase performance. Working knowledge of network operating systems. Modifies command language programs, network start up files, assigns/re-assigns network device logicals. Conducts load balancing efforts to achieve optimum device utilization and network performance. Manages network E-mail functions. Establishes mail boxes and monitors mail performance on the network. Coordinates with communications engineering to resolve hardware problems. Works with customer and operations staff in scheduling preventative and emergency maintenance activities. May serve as Delivery Order Manager on one or more delivery orders.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Technology, Engineering, or a related discipline. A Master's Degree is preferred. If applicable, shall be certified as a network engineer for the specific network operating system as defined in the Government delivery order request. The certification criteria are determined by the network operating system vendor.

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JOB TITLE: SENIOR NETWORK ENGINEER. TCS-07

MINIMUM/GENERAL EXPERIENCE: Seven (7) years of progressive experience in planning, designing, implementation, and analyzing data or telecommunications networks. This experience must have demonstrated knowledge of Ethernet, Fiber Distributed Data Interface (FDDI) and a working knowledge of operating systems including the MVS operating system and protocols such as Novell, NT, UNIX, VINES, System Network Architecture (SNA) and Transmission Control Protocol/Internet Protocol (TCP/IP). Must have experience with network analysis/management tools and techniques and be familiar with Personal Computers
(PCs) in a client/server environment. Experience must include at least three years experience with fiber optics, including Synchronous Optical Network (SONET) - based architectures, and broadband networks using Switched Multimegabit Data Service (SMDS) and Asynchronous Transfer Mode (ATM) technologies. Must be familiar with IT technology and long distance and local carrier management. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.


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January 20, 1998                                                             TCS
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GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     26
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FUNCTIONAL RESPONSIBILITY: Responsible for the design and implementation of large data communications or telecommunications networks. Plans and monitors the installation of communications circuits. Manage and monitor local area networks and associated equipment (e.g., bridges, routers, modem pools, gateways, etc.) Conducts short and long-term planning to meet communications requirements, Responsible for the design and implementation of LAN/WANs using hub switching and router technology. Performs hardware/software analyses to provide comparative data of performance characteristics and suitability within the existing systems environment. Prepares trade-off studies and evaluations for vendor equipment. Generates network monitoring/performance reports for LAN/WAN utilization studies. Recommends network design changes/enhancements for improved system availability and performance.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering or other related scientific or technical discipline. A Master's Degree is preferred.


--------------------------------------------------------------------------------
JOB TITLE: JUNIOR NETWORK ENGINEER. TCS-08

MINIMUM/GENERAL EXPERIENCE: Three (3) years of progressive experience in planning, designing, implementation, and analyzing data or telecommunications networks. Knowledge of the following protocols/technologies: X.25 and TCP/IP, SNA, Internet Packet Exchange (IPX), SMDS, Frame Relay, ATM, SONET, Integrated Services Digital Network (ISDN), Unisys DCA, Appletalk.

FUNCTIONAL RESPONSIBILITY: Perform similar duties as directed or instructed by the senior network engineer. Conduct studies pertaining to network configuration and monitor traffic patterns, protocols, peak usage, etc. Stays current with technological changes.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering or other related scientific or technical discipline.

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JOB TITLE: NETWORK ADMINISTRATOR. TCS-09

MINIMUM/GENERAL EXPERIENCE: One (1) year of experience in one or more of the following areas: data communications engineering, data communications hardware or software analysis, network administration or management, data communication equipment installation and maintenance, or computer systems administration and management.

FUNCTIONAL RESPONSIBILITY: Performs a variety of network management functions related to the operation, performance or availability of data communications networks. Experience with cable/LAN meters, protocol analyzers, SNMP and RMON based software products. Knowledge of Ethernet, FDDI and high speed WANs and routers. Analyze client LANs/WANs, isolate source of problems, recommend reconfiguration and implementation of new network hardware to increase performance. Advanced knowledge of network operating systems. Modifies command language programs, network start up files, assigns/re-assigns network device logicals, participates in load balancing efforts throughout the network to achieve optimum device utilization and performance. Establishes new user accounts on the network granting access to required network files and programs. Manages network E-mail functions. Establishes mail boxes and monitors mail performance on the network. Troubleshoots network/user problems, presents resolutions for implementation. Prepares a variety of network resource reports.

MINIMUM EDUCATION: An Associate's degree from an accredited college or university in a related field, or two (2) years of college or university study in a related field. If applicable, should be certified as a network administrator for a specific network operating system as defined in the Government delivery order request. Certification criteria are determined by the network operating system vendor.


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January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     27
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--------------------------------------------------------------------------------
JOB TITLE: SENIOR NETWORK TECHNICIAN. TCS-10

MINIMUM/GENERAL EXPERIENCE: Five (5) years experience in the following areas:
Installation, operation, and maintenance of data communication networks and devices. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order
Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Adds or exchanges externally connected PC accessories and data communications equipment. Troubleshoots LANs/WANs and provides problem resolution for PC and data communications hardware. Adds or replaces boards, batteries, disks drives, and other PC components. Installs cabling for LANs, WANs, etc. Attaches, detaches, or exchanges LAN cabling to workstations, servers, network devices, telecommunications and data communications equipment. Works independently, may provide supervision and guidance to 2 or more network technicians.

MINIMUM EDUCATION: An Associate's degree from an accredited college or university in a related field; or Technical School certificate of completion in the data communications field including cable installation; or the equivalent military training.


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JOB TITLE: JUNIOR NETWORK TECHNICIAN. TCS-11

MINIMUM/GENERAL EXPERIENCE: A minimum of two (2) years of experience installing and maintaining shared resources for communication networks and devices.

FUNCTIONAL RESPONSIBILITY: Perform similar duties as directed or instructed by the senior network engineer. Adds or exchanges externally connected PC accessories and data communications equipment including cables, boards, batteries, disks drives, and other PC components. Attaches, detaches, or exchanges LAN cabling to workstations, servers, network devices, telecommunications and data communications equipment.

MINIMUM EDUCATION: An Associate's degree from an accredited college or university in a related field; or Technical School certificate of completion in the data communications field including cable installation; or the equivalent military training.

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JOB TITLE: COMPUTER REPAIR TECHNICIAN. TCS-12

MINIMUM/GENERAL EXPERIENCE: Five (5) years experience in the area of troubleshooting and maintenance of ADP equipment (e.g., personal computers, laptops, minicomputers, printers, monitors, modems, etc.). This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Responds to user help calls referred by the Help Desk. Diagnoses end-user equipment problems. Installs and relocates end-user devices. Repairs and services end-user equipment. Performs board-level maintenance and swap out of component parts for Automated Data Processing Equipment (ADPE), including PCs, printers, plotters, etc. Performs tests to locate problems using diagnostic software and electronic test equipment. Resolves I/O errors and conflicts, and ensures compatibility between components. Repairs/replaces broken or non-functional parts that prevent proper operation of mechanical devices. Tests ADPE to validate functionality. Installs/relocates hardware and


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January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     28
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software at a designated location and assists users with initial operating instructions. Works independently.

MINIMUM EDUCATION: High school diploma. Two (2) years technical training in electronic equipment repair or a related field.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOB TITLE: COMPUTER RESOURCES ADMINISTRATOR. TCS- 13

MINIMUM/GENERAL EXPERIENCE: Three (3) years experience in managing and controlling the configuration of computer equipment.

FUNCTIONAL RESPONSIBILITY: Performs a wide variety of computer resource management functions in support of computer operations including monitoring and maintaining the configurations of PC's. Manages system accounts, diagnoses system problems, analyzes system performance, and performs system tuning. Coordinates with the Help Desk to resolve user problems. Performs account maintenance functions including the establishment of new user accounts. Helps minimize the impact of service interruptions by initiating recovery processes. Monitors and records hardware, software, and communications performance utilization statistics. Projects plans for increases/decreases in resources requirements and prepares a variety of computer resource reports.

MINIMUM EDUCATION: An Associate's degree from an accredited college in a related field.


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JOB TITLE: DATA BASE MANAGEMENT SPECIALIST. TCS-14

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Specifies proper types of files organization, indexing methods, and security procedures. Advises contractor project teams on the design of complex data bases (e.g., schema and subschema details). Defines specialized aspects of user's data base administrator documentation. Performs detailed comparisons of various data base systems. Performs duties in a complex, distributed, heterogeneous computing environment, which may involve different types of hardware platforms, operating systems applications, and network environments. Provides expertise in data storage systems. Develops backup and archival policies and procedures. Configures storage systems software to meet requirements. Performs administration tasks (installing, maintaining, monitoring, recovering, rebuilding, upgrading, patching and performance tuning). Implements software solutions for performance enhancement, operator interface, and increased user capability. Must have experience in DB2, Oracle, Informix, or Sybase.


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January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     29
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MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

--------------------------------------------------------------------------------
JOB TITLE: OFFICE AUTOMATION SPECIALIST. TCS-15

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Applies current technology in providing MIS solutions. Provides highly technical expertise in providing business application solutions. Must have a comprehensive understanding of hardware/software and communication environments to include: client/server technology, host/mainframe technology, IS, and related peripheral equipment.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.


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JOB TITLE: CONFIGURATION MANAGEMENT SPECIALIST. TCS-16

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Establishes and enforces procedures to ensure that software products are reviewed, approved, and baselined at the appropriate points in their life cycles. Ensures that the proper documentation is available to deploy and maintain each version of a software product. Responsible for data management integrity.


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     30
--------------------------------------------------------------------------------

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering,
Business, or other related scientific or technical discipline.


--------------------------------------------------------------------------------
JOB TITLE: COMPUTER GRAPHICS SPECIALIST. TCS-17

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Provides expertise on the use of graphics software and hardware capabilities. Evaluates and recommends new graphics products and techniques. Provides technical support to programmers and users on the maintenance, operations, integration, use, and generation of graphics and graphic tools.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.


--------------------------------------------------------------------------------
JOB TITLE: SYSTEMS SOFTWARE SPECIALIST. TCS-18

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Evaluates systems software and recommends specific changes in procedures. Reviews computer software systems communications and response needs and determines operating systems and languages needed to support them. Performs systems software "fine-tuning", workload analysis, load balancing, etc. Performs authorized maintenance of a highly specialized nature on systems software, compilers, assemblers, and utility systems. Oversees total data processing/ communications system restoration following significant system crashes. Determines system performance capabilities,


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     31
--------------------------------------------------------------------------------


diagnoses system failures and degradation's and isolates the failure or degradation as to cause. Integrates various types of software (general applications, scientific and special-purpose applications, operating systems, compilers) into distributed computing environment. Acts as the system manager for the computing environment including server system administration. Develops systems software (scripts and tools) to assist in management of computing environment. Monitors software usage and provides statistics on such. Must have experience in CICS, MVS, JES2, TSO, AIX, or UNIX.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JOB TITLE: ADP HARDWARE SPECIALIST. TCS-19

MINIMUM/GENERAL EXPERIENCE: Five (5) years progressive experience in IS/ADP systems analysis. Specialized experience includes Three (3) years intensive and progressive specific experience in the specialty. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Determines feasible hardware alternatives in client server environments. Reviews computer systems in terms of capabilities and makes recommendations for improved utilization. Prepares or directs preparation of reports concerning hardware. Prepares or participates in preparing functional requirements and specification for hardware acquisitions.

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

--------------------------------------------------------------------------------
JOB TITLE: HELP DESK COORDINATOR. TCS-20

MINIMUM/GENERAL EXPERIENCE: Three (3) years experience in a business ADP environment with emphasis on microcomputer hardware and applications. Specialized experience includes One (1) year of specific experience in one or more of the following areas: applications support, hardware/software analysis, network administration, computer systems administration, diagnostic troubleshooting of computer systems peripherals and associated devices or communication media as specified in the delivery order. This job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY: Staffs the Help Desk. Answers user's calls and records all necessary information. Offers assistance over the phone and follows the problem through to resolution. Assigns


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     32
--------------------------------------------------------------------------------

problems to the appropriate area for resolution. Logs and reports data on the number and types of calls received.

MINIMUM EDUCATION: High school diploma.


--------------------------------------------------------------------------------
JOB TITLE: TECHNICAL WRITER. TCS-21

MINIMUM/GENERAL EXPERIENCE: Three (3) years of technical writing or documentation experience. Specialized experience includes One (1) year of specialized ADP technical documentation experience.

FUNCTIONAL RESPONSIBILITY: Prepares and edits IT/ADP documentation incorporating information provided by user, specialist, analyst, programmer, and operations personnel. Must have a substantial knowledge of the capabilities of computer systems. Duties include writing, editing, and graphic presentation of technical information for both technical and non-technical personnel. Interprets technical documentation standards and prepares documentation according to standards. Must be capable of working independently. This category provides incidental support for other approved requirements.

MINIMUM EDUCATION: An Associate's degree from an accredited college or university or two (2) years of college or university study in a related discipline.


--------------------------------------------------------------------------------
JOB TITLE: COMPUTER GRAPHICS ILLUSTRATOR. TCS-22

MINIMUM/GENERAL EXPERIENCE: Three (3) years experience in creating and generating graphics using computer graphics software.

FUNCTIONAL RESPONSIBILITY: Duties will include recommending various methods of portraying ideas and the design, layout, and generation of a variety of graphical presentation products from rough drafts or outlines. Must possess skill in the preparation of graphs, charts and text data for visual presentations. Duties will be performed using complex automated color graphic equipment and PC software packages. A basic knowledge of graphic equipment, graphic software, file formats and graphic terms is required.

MINIMUM EDUCATION: High school diploma.


--------------------------------------------------------------------------------
JOB TITLE: SENIOR PROGRAMMER. TCS-23

MINIMUM/GENERAL EXPERIENCE: Must have a minimum of fours years of experience in one or more of the following COBOL II, C, C++, Customer Information Control System (CICS), and HTML/JAVA. This Job title category may serve as a Delivery Order Manager on one or more delivery orders. Management experience is required. Delivery Order Managers must have supervisory or project leader experience. This experience is not in addition to the experience requirements for the skill category. Project leader experience is experience that demonstrates an individual's ability to accomplish projects/tasks through others.

FUNCTIONAL RESPONSIBILITY- Augments other skill categories by providing unique IS/ADP systems knowledge in areas that require in-depth current knowledge of a specialized IS discipline. Such specialized knowledge can only be achieved through intensive, extensive, and continuous application of the specialty at a level exceeding that of the more general and broad based IS requirements of the skill category series. May participate in all phases of delivery order performance with emphasis on the planning, analysis, testing, documentation, and acceptance phases. Prepares and delivers presentations and briefings as required. Participates in all phases of software development with emphasis on the programming, testing and documentation acceptance phases. Designs and prepares technical reports and related documentation.


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    33
--------------------------------------------------------------------------------

MINIMUM EDUCATION: A Bachelor's degree from an accredited college or university with a major in Computer Science, Information Systems, Engineering, Business, or other related scientific or technical discipline.

--------------------------------------------------------------------------------
JOB TITLE: CLERK. TCS-24

MINIMUM/GENERAL EXPERIENCE: Two (2) years experience in support administrative position requiring PC skills; telephone skills; and administrative, typing, and reproduction tasks.

FUNCTIONAL RESPONSIBILITY: Responsible for typing, duplication, binding, and delivery of documentation and briefing material for delivery to the Government.

MINIMUM EDUCATION: High School Diploma







--------------------------------------------------------------------------------
JANUARY 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                    34

--------------------------------------------------------------------------------
F.  PRICING

                           TELECOMMUNICATION SYSTEMS          20 JANUARY, 1998

                   GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H
                      GSA MULTIPLE AWARD SCHEDULE PROGRAM
                                  FSC GROUP 70
                       SUPPORT DATA FOR LABOR CATEGORIES
                      OFF-SITE (CONTRACTOR FACILITY) RATE



                                                           BURDENED
 ORDER                                                      HOURLY
NUMBER         LABOR CATEGORY                                RATE
-------------------------------------------------------------------
TCS-01 OFF     Program Manager                              $88.10
TCS-02 OFF     Systems Manager                              $87.04
TCS-03 OFF     Sr. Systems Analyst                          $61.28
TCS-04 OFF     Jr. Systems Analyst                          $35.51
TCS-05 OFF     Systems Administrator                        $63.31
TCS-06 OFF     Network Manager                              $91.92
TCS-07 OFF     Sr. Network Engineer                         $70.03
TCS-08 OFF     Jr. Network Engineer                         $40.30
TCS-09 OFF     Network Administrator                        $58.03
TCS-10 OFF     Sr. Network Technician                       $54.37
TCS-11 OFF     Jr. Network Technician                       $26.88
TCS-12 OFF     Computer Repair Technician                   $23.47
TCS-13 OFF     Computer Resources Administrator             $59.09
TCS-14 OFF     Data Base Management Specialist              $68.03
TCS-15 OFF     Office Automation Specialist                 $62.04
TCS-16 OFF     Configuration Management Specialist          $59.09
TCS-17 OFF     Computer Graphics Specialist                 $42.98
TCS-18 OFF     Systems Software Specialist                  $64.84
TCS-19 OFF     ADP Hardware Specialist                      $64.53
TCS-20 OFF     Help Desk Coordinator                        $47.68
TCS-21 OFF     Technical Writer                             $45.52
TCS-22 OFF     Computer Graphics Illustrator                $26.27
TCS-23 OFF     Sr. Programmer                               $56.94
TCS-24 OFF     Clerk                                        $29.78





--------------------------------------------------------------------------------
January 20, 1998                                                            TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                     35
--------------------------------------------------------------------------------


                           TELECOMMUNICATION SYSTEMS            20 JANUARY, 1998

                   GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H
                      GSA MULTIPLE AWARD SCHEDULE PROGRAM
                                  FSC GROUP 70
                       SUPPORT DATA FOR LABOR CATEGORIES
                       ON-SITE (GOVERNMENT FACILITY) RATE

                                                                     BURDENED
  ORDER                                                               HOURLY
 NUMBER     LABOR CATEGORY                                             RATE
-------------------------------------------------------------------------------
TCS-01 ON   Program Manager                                           $72.71
TCS-02 ON   Systems Manager                                           $71.84
TCS-03 ON   Sr. Systems Analyst                                       $51.28
TCS-04 ON   Jr. Systems Analyst                                       $29.62
TCS-05 ON   Systems Administrator                                     $52.24
TCS-06 ON   Network Manager                                           $75.86
TCS-07 ON   Sr. Network Engineer                                      $58.60
TCS-08 ON   Jr. Network Engineer                                      $33.26
TCS-09 ON   Network Administrator                                     $47.89
TCS-10 ON   Sr. Network Technician                                    $44.87
TCS-11 ON   Jr. Network Technician                                    $22.18
TCS-12 ON   Computer Repair Technician                                $19.36
TCS-13 ON   Computer Resources Administrator                          $48.76
TCS-14 ON   Data Base Management Specialist                           $68.03
TCS-15 ON   Office Automation Specialist                              $51.21
TCS-16 ON   Configuration Management Specialist                       $48.76
TCS-17 ON   Computer Graphics Specialist                              $35.47
TCS-18 ON   Systems Software Specialist                               $53.22
TCS-19 ON   ADP Hardware Specialist                                   $53.26
TCS-20 ON   Help Desk Coordinator                                     $39.36
TCS-21 ON   Technical Writer                                          $38.09
TCS-22 ON   Computer Graphics Illustrator                             $22.65
TCS-23 ON   Sr. Programmer                                            $46.99
TCS-24 ON   Clerk                                                     $24.84


--------------------------------------------------------------------------------
January 20, 1998                                                             TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                               36
--------------------------------------------------------------------------------

G. SMALL BUSINESS

                            USA COMMITMENT TO PROMOTE
                          SMALL BUSINESS PARTICIPATION
                              PROCUREMENT PROGRAMS
PREAMBLE

TeleCommunication Systems,Inc. provides commercial products and services to the Federal Government. We are committed to promoting participation of small, small disadvantaged and women-owned small businesses in our contracts. We pledge to provide opportunities to the small business community through reselling opportunities, mentor-protege programs, joint ventures, teaming arrangements, and subcontracting.

COMMITMENT

To actively seek and partner with small businesses.

To identify, qualify, mentor and develop small, small disadvantaged and women-owned small businesses by purchasing from these businesses whenever practical.

To develop and promote company policy initiatives that demonstrate our support for awarding contracts and subcontracts to small business concerns.

To undertake significant efforts to determine the potential of small, small disadvantaged and women-owned small business to supply products and services to our company.

To insure procurement opportunities are designed to permit the maximum possible participation of small, small disadvantaged, and women-owned small businesses.

To attend business opportunity workshops, minority business enterprise seminars, trade fairs, procurement conferences, etc., to identify and increase small businesses with whom to partner.

To publicize in our marketing publications our interest in meeting small businesses that may be interested in subcontracting opportunities.

WE SIGNIFY OUR COMMITMENT TO WORK IN PARTNERSHIP WITH SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESSES TO PROMOTE AND INCREASE THEIR PARTICIPATION IN FEDERAL GOVERNMENT CONTRACTS. TO ACCELERATE POTENTIAL OPPORTUNITIES PLEASE CONTACT JEFFREY MOGELINSKI AT (410) 280-1236, FAX: (410) 263-7617.

--------------------------------------------------------------------------------


January 20, 1998                                                      TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                           37
--------------------------------------------------------------------------------

H. BPA FORMAT

SUGGESTED BLANKET PURCHASE AGREEMENT (BPA) FORMAT IN THE PROPOSED FEED IT, SCHEDULE PRICELIST.

                                   BEST VALUE
                           BLANKET PURCHASE AGREEMENT
                             FEDERAL SUPPLY SCHEDULE
                           (INTERNET CUSTOMER NAME)

In the spirit of the Federal Acquisition Streamlining Act
 (Agency) and (Contractor) enter into a cooperative agreement to further reduce
---------     ------------
the administrative costs of acquiring commercial items from the General Services Administration (GSA) Federal Supply Schedule Contract(s)
                                                        ----------------------
Federal Supply Schedule contract BPAs eliminate contracting and open market costs such as: search for sources; the development of technical documents, solicitations and the evaluation of offers. Teaming Arrangements are permitted with Federal Supply Schedule Contractors in accordance with Federal Acquisition Regulation (FAR) 9.6.

This BPA will further decrease costs, reduce paperwork, and save time by eliminating the need for repetitive, individual purchases from the schedule contract. The end result is to create a purchasing mechanism for the GOVERNMENT THAT WORKS BETTER AND COSTS LESS.


SIGNATURES

-----------------------------------             --------------------------------
AGENCY                         DATE              CONTRACTOR                DATE


--------------------------------------------------------------------------------
January 20, 1998                                                           TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                                  38
--------------------------------------------------------------------------------
                                                            BPA NUMBER
                                                                      ----------

                                 (CUSTOMER NAME)
                          BLANKET PURCHASE AGREEMENT

Pursuant to GSA Federal Supply Schedule Contract Number(s)_________, Blanket Purchase Agreements, the Contractor agrees to the following terms of a Blanket Purchase Agreement (BPA) EXCLUSIVELY WITH (Ordering Agency):

(1) The following contract items can be ordered under this BPA. All orders placed against this BPA are subject to the terms and conditions of the contract, except as noted below:

MODEL NUMBER/PART NUMBER                 *SPECIAL BPA DISCOUNT/PRICE

--------------------------              --------------------------------

--------------------------              --------------------------------

(2) Delivery:

DESTINATION                              DELIVERY SCHEDULE/DATES

--------------------------              --------------------------------

--------------------------              --------------------------------

(3) The Government estimates, but does not guarantee, that the volume of purchases through this agreement will be _______________.

(4) This BPA does not obligate any funds.

(5) This BPA expires on ___________________ or at the end of the contract period, whichever is earlier.

(6) The following office(s) is hereby authorized to place orders under this BPA:


OFFICE                                   POINT OF CONTACT

--------------------------              --------------------------------

--------------------------              --------------------------------

(7) Orders will be placed against this BPA via Electronic Data Interchange
(EDI), FAX, or paper.

(8) Unless otherwise agreed to, all deliveries under this BPA must be accompanied by delivery tickets or sales slips that must contain the following information as a minimum:

      (a) Name of Contractor;

      (b) Contract Number;

      (c) BPA Number;

--------------------------------------------------------------------------------
January 20, 1998                                                 TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                              39
--------------------------------------------------------------------------------


      (d) Model Number or National Stock Number (NSN);

      (e) Purchase Order Number;

      (f) Date of Purchase;

      (g) Quantity, Unit Price, and Extension of Each Item (unit prices and extensions need not be shown when incompatible with the use of automated systems; provided, that the invoice is itemized to show the information); and

      (h) Date of Shipment.

(9) The requirements of a proper invoice are specified in the Federal Supply Schedule contract. Invoices will he submitted to the address specified within the purchase order transmission issued against this BPA.

(10) The terms and conditions included in this BPA apply to all purchases made pursuant to it. In the event of an inconsistency between the provisions of this BPA and the Contractor's invoice, the provisions of this BPA will take precedence.

--------------------------------------------------------------------------------

January 20, 1998                                                        TCS

GSA SCHEDULE CONTRACT NUMBER GS-35F-4655H                              40
--------------------------------------------------------------------------------

I.    TEAMING ARRANGEMENTS
                           BASIC GUIDELINES FOR USING
                         "CONTRACTOR TEAM ARRANGEMENTS"

Federal Supply Schedule Contractors may use "Contractor Team Arrangements" (see FAR 9.6) to provide solutions when responding to a customer agency requirements.

These Team Arrangements can be included under a Blanket Purchase Agreement
(BPA). BPAs are permitted under all Federal Supply Schedule contracts.

Orders under a Team Arrangement are subject to termsand conditions or the Federal Supply Schedule Contract.

Participation in a Team Arrangement is limited to Federal Supply Schedule Contractors.

Customers should refer to FAR 9.6 for specific details on Team Arrangements.

Here is a general outline on how it works:

   -  The customer identifies their requirements.

   - Federal Supply Schedule Contractors may individually meet the customers needs, or -

   - Federal Supply Schedule Contractors may individually submit a Schedules "Team Solution" to meet the customer's requirement.

   -  Customers make a best value selection.

---------------------------------------------------------------------------

January 20, 1998                                                  TCS

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    5
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                  5. PROJECT NO. (If applicable)
             PCO 01                see 16c
------------------------------------------------------------------------------------------------------------------------------------
ISSUED BY               CODE   issued 98169       7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GENERAL SERVICES ADMINISTRATION
  ADP ACQUISITION CENTER (FCI)
 1941 JEFFERSON DAVIS HIGHWAY
     ARLINGTON, VA 22202
------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)                ( )  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

TeleCommunication Systems, Inc.                 2000-000                                      --------------------------------------
275 West Street, Suite 400                                                                    9B. DATED (SEE ITEM 11)
Annapolis, MD 21401                       Accounting
                                          Commerce                                            --------------------------------------
                                                                                              10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                   NO.
                                                                                                   GS-35F-4655H
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                          1/20/98
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                     [ ] is extended.           [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning          __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)

------------------------------------------------------------------------------------------------------------------------------------
                             13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                               IT MODIFIES THE CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CON-
       TRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
X   C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           CLAUSE G.1, MODIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor      [ ] is not    [X] is required to sign this document and return         2    copies to the issuing office.
                                                                                               -------
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

          The above referenced contract under FSC Group 70, Information
          Technology Multiple Award Schedule, is hereby modified.

          All other Terms and Conditions remain the same, except as indicated below:

          (NOTE: By signing this modification, Contractor has incorporated all the changes into the contract.)

------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     Jeffrey Mogelinski                                                       /s/ BENN A. REED, Contracting Officer
     Contracts Manager
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/ JEFFREY MOGELINSKI                             6/22/98           BY  /s/ BEN A. REED                             6/30/98
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

Modification to Contracts Awarded Under FCI-96-DL0001B         Page 2 of 5 Pages


1. DELETE paragraph I.15 Economic Price Adjustment in its entirety and REPLACE it with the following:

I.15   ECONOMIC PRICE ADJUSTMENT (GSAR 552.216-71) (FEB 1996) (ALTERNATE I--JAN
       1989) (FCI DEVIATION-JUN 1998)

Price adjustments include price increases and price decreases. Adjustments will be considered as follows:

(a) Contractors shall submit price decreases anytime during the contract period in which they occur. Price decreases will be handled in accordance with the provisions of the Price Reductions Clause.

(b) Contractors may request price increases to be effective on or after the first 12-months of the contract period providing all of the following conditions are met:

              (1) Increases result from a reissue or other modification of the Contractor's commercial catalog/pricelist that was used as the basis for the contract award or from a change in the Contractor's market prices that were the Basis of Negotiation.

              (2) No more than three increases will be considered during each succeeding 12-month period of the contract. (For succeeding contract periods of less than 12 months, up to three increases will be considered subject to the other conditions of this subparagraph (b).)

              (3) Increases are requested before the last 60 days of the contract period.

              (4)    At least 30 days elapse between requested increases.

(c) In any contract period during which price increases will be considered, the aggregate of the increases during any 12-month period shall not exceed ten percent (10%) of the contract unit price in effect at the end of the preceding 12-month period. The Government reserves the right to raise the ceiling when market conditions during the contract period support such a change.

Modification to Contracts Awarded Under FCI-96-DL0001B         Page 3 of 5 Pages


(d) The following material shall be submitted with the request for a price increase:

       (1) A copy of the commercial catalog/pricelist showing the price increase and the effective date for commercial customers or evidence that the Contractor's market prices that were the Basis of Negotiation have increased.

       (2) Commercial Sales Practice format regarding the Contractor's commercial pricing practice relating to the reissued or modified catalog/pricelist, or a certification that no change has occurred in the data since completion of the initial negotiation or a subsequent submission.

       (3)    Documentation supporting the reasonableness of the price increase.

(e) The Government reserves the right to exercise one of the following options:

       (1) Accept the Contractor's price increases as requested when all conditions of (b), (c), and (d) of this clause are satisfied;

       (2) Negotiate more favorable discounts from the new commercial prices when the total increase requested is not supported; or,

       (3) Remove the product(s) from contract involved pursuant to the Cancellation Clause of this contract, when the increase requested is not supported.

(f) The contract modification reflecting the price adjustment shall be effective upon approval by the Contracting Officer, or on the effective date of the commercial pricelist, whichever is later. The increased contract prices shall apply to delivery orders issued to the Contractor on or after the effective date of the contract modification.

Modification to Contracts Awarded Under FCI-96-DL0001B         Page 4 of 5 Pages


2. DELETE THE TITLE AND FIRST PARAGRAPH OF PARAGRAPH H.9 YEAR 2000 WARRANTY-COMMERCIAL SUPPLY ITEM AND REPLACE IT WITH THE FOLLOWING. THE REMAINDER OF THE CLAUSE IS UNCHANGED.

       H.9    YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS (I-FCI-550-B)
              (JUN 1998)

       "Year 2000 compliant," as used in this part, means, with respect to information technology, that the information technology accurately processes date/time data, (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology, used in combination with the information technology being acquired, properly exchanges date/time data with it.

3. ATTACHMENT I GUIDELINES FOR FORMAT AND CONTENT OF FSS IT SCHEDULE PRICELIST, MAKE THE FOLLOWING CHANGES TO THE:

       A.     Information for Ordering Offices, DELETE the first paragraph from item 20. Year 2000 Warranty-Commercial Supply Items and REPLACE with the following: The remainder of the clause is unchanged.

              20.    YEAR 2000 WARRANTY-COMMERCIAL SUPPLY ITEMS

              "Year 2000 compliant," as used in this part, means, with respect to information technology, that the information technology accurately processes date/time data, (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology, used in combination with the information technology being acquired, properly exchanges date/time data with it.

Modification to Contracts Awarded Under FCI-96-DL0001B         Page 5 of 5 Pages


       B. Terms and Conditions Applicable to Term Software Licenses (SIN 132-32), Perpetual Software Licenses (SIN 132-33), and Maintenance (SIN 132-34) of General Purpose Commercial Information Technology Software, page 133, DELETE item 8.a. Utilization Limitations; Definition of Commercial Computer Software and REPLACE with the following: **NOTE: THE REMAINDER OF THE CLAUSE DOES NOT CHANGE.**

              8.a.   Software acquisition is limited to Commercial Computer
              Software defined in FAR Part 2.101.

       C. Terms and Conditions Applicable to IT Professional Services (SIN 132-51) and EC Services (SIN 132-52), page 145, DELETE item 4.c. Performance of Services; Guarantee of Satisfactory Completion and REPLACE with the following:

              4.c.   The Agency should include the criteria for satisfactory
              completion for each task in the Statement of Work or Delivery Order. Services shall be completed in a good and workmanlike manner.

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    5
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                  5. PROJECT NO. (If applicable)
    (issued 98169)PCO 02           see 16c
------------------------------------------------------------------------------------------------------------------------------------
ISSUED BY               CODE                      7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GENERAL SERVICES ADMINISTRATION
  ADP ACQUISITION CENTER (FCI)
  1941 JEFFERSON DAVIS HIGHWAY
       ARLINGTON, VA 22202
------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)                 ( )  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---       FCIS-JB-980001B
                                                                                          X
TeleCommunication Systems, Inc.                                                               --------------------------------------
275 West Street                                                                               9B. DATED (SEE ITEM 11)
Suite 400                                                                                          98082
Annapolis, MD 21401                                                                      -------------------------------------------
                                                                                              10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                    NO.
                                                                                                       GS-35F-4655H
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
[ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
------------------------------------------------------------------------------------------------------------------------------------
                13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                                    CONTRACTOR/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           CLAUSE G.1, MODIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return  2  copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

          The above referenced solicitation under FSC Group 70, Information
          Technology Multiple Award Schedule, is hereby amended.

          All other Terms and Conditions remain the same, except as indicated below:

          (NOTE: By signing this amendment, Contractor has incorporated all the changes into the solicitation.)

------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
          Jeffrey Mogelinski
          Manager, Contracts
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           16C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

            /s/ Jeffrey Mogelinski                     12/14/98          BY  /s/ Ben A. Reed                            12/18/98
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

Modification to Contracts Awarded Under FCI-96-DL0001B       Page 2 of 5 Pages


1. DELETE paragraph I.15 Economic Price Adjustment in its entirety and REPLACE it with the following:

I-15 ECONOMIC PRICE ADJUSTMENT (GSAR 552.216-71) (FEB 1996)
     (alternate I-JAN 1989) (FCI DEVIATION-JUN 1998)

Price adjustments include price increases and price decreases. Adjustments will be considered as follows:

(a) Contractors shall submit price decreases anytime during the contract period in which they occur. Price decreases will be handled in accordance with the provisions of the Price Reductions Clause.

(b) Contractors may request price increases to be effective on or after the first 12-months of the contract period providing all of the following conditions are met:

          (1) Increases result from a reissue or other modification of the Contractor's commercial catalog/pricelist that was used as the basis for the contract award or from a change in the Contractor's market prices that were the Basis of Negotiation.

          (2) No more than three increases will be considered during each succeeding 12-month period of the contract. (For succeeding contract periods of less than 12 months, up to three increases will be considered subject to the other conditions of this subparagraph (b).)

          (3) Increases are requested before the last 60 days of the contract period.

          (4)  At least 30 days elapse between requested increases.

(c) In any contract period during which price increases will be considered, the aggregate of the increases during any 12-month period shall not exceed ten percent (10%) of the contract unit price in effect at the end of the preceding 12-month period. The Government reserves the right to raise the ceiling when market conditions during the contract period support such a change.

Modification to Contracts Awarded Under FCI-96-DL0001B         Page 3 of 5 Pages

(d) The following material shall be submitted with the request for a price increase:

     (1) A copy of the commercial catalog/pricelist showing the price increase and the effective date for commercial customers or evidence that the Contractor's market prices that were the Basis of Negotiation have increased.

     (2) Commercial Sales Practice format regarding the Contractor's commercial pricing practice relating to the reissued or modified catalog/pricelist, or a certification that no change has occurred in the data since completion of the initial negotiation or a subsequent submission.

     (3)  Documentation supporting the reasonableness of the price increase.

(e)  The Government reserves the right to exercise one of the following options:

     (1) Accept the Contractor's price increases as requested when all conditions of (b), (c), and (d) of this clause are satisfied;

     (2) Negotiate more favorable discounts from the new commercial prices when the total increase requested is not supported; or,

     (3) Remove the product(s) from contract involved pursuant to the Cancellation Clause of this contract, when the increase requested is not supported.

(f) The contract modification reflecting the price adjustment shall be effective upon approval by the Contracting Officer, or on the effective date of the commercial pricelist, whichever is later. The increased contract prices shall apply to delivery orders issued to the Contractor on or after the effective date of the contract modification.

Modification to Contracts Awarded Under FCI-96-DL0001B        Page 4 of 5 Pages

2. DELETE the title and first paragraph of paragraph H.9 YEAR 2000 WARRANTY-COMMERCIAL SUPPLY ITEM and REPLACE it with the following. The remainder of the clause is unchanged.

   H.9  YEAR 2000 WARRANTY-COMMERCIAL SUPPLY ITEMS (I-FCI-550-B) (JUN 1998)

   "Year 2000 compliant," as used in this part, means, with respect to information technology, that the information technology accurately processes date/time data, (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology, used in combination with the information technology being acquired, properly exchanges date/time data with it.

3. Attachment I GUIDELINES FOR FORMAT AND CONTENT OF FSS IT SCHEDULE PRICELIST, make the following changes to the:

   A.   Information for Ordering Offices, DELETE the first paragraph from item
   20. Year 2000 Warranty-Commercial Supply Items and REPLACE with the following: The remainder of the clause is unchanged.

        20.  YEAR 2000 WARRANTY-COMMERCIAL SUPPLY ITEMS

        "Year 2000 compliant," as used in this part, means, with respect to information technology, that the information technology accurately processes date/time data, (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology, used in combination with the information technology being acquired, properly exchanges date/time data with it.

Modification to Contracts Awarded Under FCI-96-DL0001B         Page 5 of 5 Pages

B. Terms and Conditions Applicable to Term Software Licenses (SIN 132-32), Perpetual Software Licenses (SIN 132-33), and Maintenance (SIN 132-34) of General Purpose Commercial Information Technology Software, page 133, DELETE item 8.a. Utilization Limitations; Definition of Commercial Computer Software and REPLACE with the following: **NOTE: The remainder of the clause does NOT change.**

     8.a. Software acquisition is limited to Commercial Computer Software defined in FAR Part 2.101.

C. Terms and Conditions Applicable to IT Professional Services (SIN 132-51) and EC Services (SIN 132-52), page 145, DELETE item 4.c. Performance of Services; Guarantee of Satisfactory Completion and REPLACE with the following:

     4.c. The Agency should include the criteria for satisfactory completion for each task in the Statement of Work or Delivery Order. Services shall be completed in a good and workmanlike manner.

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    53
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                  5. PROJECT NO. (If applicable)
      MODIFICATION # PCO-03
------------------------------------------------------------------------------------------------------------------------------------
ISSUED BY               CODE                      7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GSA/FSS/FCI
CRYSTAL MALL #4, ROOM 1017
1941 JEFFERSON DAVIS HIGHWAY
ARLINGTON, VA 22202
------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)                (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

TeleCommunication Systems, Inc.                                                                -------------------------------------
275 West Street,                                                                              9B. DATED (SEE ITEM 11)
Suite 400
Annapolis, MD 21401                                                                      -------------------------------------------
                                                                                              10A. MODIFICATION OF CONTRACT/ORDER
                                                                                          X          NO. GS-35F-4655H
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
------------------------------------------------------------------------------------------------------------------------------------
                       13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                                      CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
       IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (B).
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
------------------------------------------------------------------------------------------------------------------------------------
 X  D. OTHER (Specify type of modification and authority)  PER SECTION G.1

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return  2  copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The above referenced contract under FSC Group 70, Information Technology Multiple Award Schedule, is hereby modified as follows:

Extend end date of contract to 1/19/2003

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Jeffrey Mogelinski
Manager, Contracts
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           16C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

         /s/ Jeffrey Mogelinski                        12/14/98           BY  /s/ Ben A. Reed                           12/18/98
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                              Prescribed by GSA

                                                                                                       FAR (48 CFR) 53.243

Modification                                                Page 3 of 53 Pages

___ Microwave Radio Equipment/Antennas and Waveguides

___ Satellite Communications Equipment

    FSC CLASS 5826 - RADIO NAVIGATION EQUIPMENT, AIRBORNE

___ Airborne Radio Navigation Equipment

    FSC CLASS 5830 - INTERCOMMUNICATION AND PUBLIC ADDRESS
    SYSTEMS, EXCEPT AIRBORNE

___ Pagers and Public Address Systems (wired and wireless transmission, including background music systems)
    (NOTE: Pager Transmissions Services are excluded from this solicitation.)

    FSC CLASS 5841 - RADAR EQUIPMENT, AIRBORNE

___ Airborne Radar Equipment

    FSC CLASS 5895 - MISCELLANEOUS COMMUNICATION EQUIPMENT

___ Miscellaneous Communications Equipment

Indicate if the following is being offered in support of SIN
132-8 PURCHASE OF EQUIPMENT

___ Installation for equipment offered under SIN 132-8
    (FPDS Code N070)

___ Deinstallation for equipment offered under SIN 132-8
    (FPDS Code N070)

___ Reinstallation for equipment offered under SIN 132-8
    (FPDS Code N070)

NOTE: INSTALLATION MUST BE INCIDENTAL TO, IN CONJUNCTION WITH
AND IN DIRECT SUPPORT OF THE PRODUCTS SOLD UNDER SIN 132-8 ON
THIS CONTRACT AND CANNOT BE PURCHASED SEPARATELY.

Modification                                                  Page 5 of 53 Pages


i. Radar Equipment (except airborne radar equipment). Offers for radar equipment (other than airborne radar equipment) must be made to the GSA Federal Supply Service under FSC Group 58, Part IX. Contact Mr. William Glacken on
(215)656-3835.

ii. Electrical Equipment - e.g., Uninterruptible Power Supplies, Computer Back-Up Power Systems, Surge Suppressers, Power Line Conditioners, Surge Absorbers, etc. may be offered under this solicitation only in conjunction with the IT equipment these devices support. Offers which are limited to the electrical equipment cited above should be made to the GSA Federal Supply Service under FSC Group 61, Part V, Section B. Contact Mr. Dwight Young on
(817)978-8372.

iii. Training Courses for products which are outside the scope of this Schedule.

iv. Diskettes, Disk Cartridges, Disk Packs, Tape Cartridges, Tapes, and Optical Disks, may be offered only in conjunction with the hardware devices which utilize these supply items. Offers which do not include the hardware devices may be made under Federal Supply Schedule FSC Group 58, Part V. Contact
(212)264-2692.

v. Carrying cases, except one per portable CPU purchase.

vi. Financial Management Software that specifically covers complete primary accounting systems that meet Joint Financial Management Improvement Program (JFMIP) Core Financial System Requirements. Contact Ms. Kathy Wood, GSA, Federal Technology Service, on (703)756-4214.

vii. Subscription services for databases on magnetic media and/or on optical disk. Contact Ms. Mary Ann DeFeo on (212)264-2306.

viii. Any products which are not U.S. Made End Products, Designated Country End Products, Caribbean Basin Country End Products, Canadian End Products, or Mexican End Products in accordance with FAR 25.402(c) and General Services Administration Acquisition Regulation (GSAR) 525.402(a).

ix. Any products or services that are not "commercial" as defined in accordance with FAR 52.202-1(c).

Modification                                                  Page 6 of 53 Pages


4.    ADD THE FOLLOWING NEW PARAGRAPH TO THE END OF SECTION F:

F.5   DELIVERY PRICES (F-FCI-202-G) (DEC 1997)

(a) Prices offered must cover delivery as provided below to destinations located within the 48 contiguous States and the District of Columbia.

(b) The Offeror is requested to indicate below whether or not prices submitted cover delivery f.o.b. destination in Alaska, Hawaii, the Commonwealth of Puerto Rico, and such overseas locations as specified:

                                          (Yes)     (No)
      Alaska                             ______      X
      Hawaii                             ______      X
      Puerto Rico                        ______
      Overseas Locations                 ______     ______
            Specify: _________________________________


(c) When deliveries are made to destinations outside the 48 contiguous States; i.e., Alaska, Hawaii, the Commonwealth of Puerto Rico, and such overseas locations as specified, and are not covered by paragraph (b), above, the following conditions will apply:

      (1) Delivery will be f.o.b. inland carrier, point of exportation (FAR 52.247-38), with the transportation charges to be paid by the Government from point of exportation to destination in Alaska, Hawaii, the Commonwealth of Puerto Rico, and such overseas locations specified, as designated by the ordering office. The Contractor shall add the actual cost of transportation to destination from the point of exportation in the 48 contiguous States nearest to the designated destination. Such costs will, in all cases, be based upon the lowest regularly established rates on file with the Interstate Commerce Commission, the U.S. Maritime Commission (if shipped by water), or any State regulatory body, or those published by the U.S. Postal Service; and must be supported by paid freight or express receipt or by a statement of parcel post charges including weight of shipment.

      (2) The right is reserved to ordering agencies to furnish Government bills of lading.

(d) Ordering offices will be required to pay differential between freight charges and express charges where express deliveries are desired by the Government.

Modification                                                  Page 7 of 53 Pages


5.    DELETE SECTION G.1 MODIFICATIONS IN ITS ENTIRETY AND REPLACE WITH THE
      FOLLOWING:

G.1.A MODIFICATIONS (MULTIPLE AWARD SCHEDULE) (GSAR 552.243-72) (AUG 1997) (FCI DEVIATION-DEC 1997)

(a) GENERAL. The Contractor may request a contract modification by submitting a request to the Contracting Officer for approval, except as noted in paragraph
(d) of this clause. At a minimum, every request shall describe the proposed change(s) and provide the rationale for the requested change(s)

(b) TYPES OF MODIFICATIONS.

      (1) Additional items/additional SINs. When requesting additions, the following information must be submitted:

            (i) Information requested in paragraphs (1) and (2) of the Commercial Sales Practice Format to add SINs.

            (ii) Discount information for the new items(s) or new SIN(s). Specifically, submit the information requested in paragraphs 3 through 5 of the Commercial Sales Practice Format. If this information is the same as the initial award, a statement to that effect may be submitted instead.

NOTE: THE FORMAT FOR THE COMMERCIAL SALES PRACTICES IS FOUND IN ITEM G.1.B.

            (iii) Information about the new item(s) or new SIN(s) as described in 552.212-70, Preparation of Offer (Multiple Award Schedule) is required.

NOTE: PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE) PARAGRAPH IS ITEM G.1.C.

            (iv) Delivery time(s) for the new item(s) or the item(s) under the new SIN(s) must be submitted in accordance with 552.211-78, Commercial Delivery Schedule (Multiple Award Schedules)

NOTE: THE COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULES) REFERENCE IS F-FSS-265, APRIL 1995 FOR THIS CONTRACT.

Modification                                                  Page 8 of 53 Pages


            (v) Production point(s) for the new item(s) or the item(s) under the new SIN(s) must be submitted if required by 52.215-6, Place of Performance.

NOTE: THE PLACE OF PERFORMANCE REFERENCE IS 52.215-20 FOR THIS CONTRACT.

            (vi) Any information requested by 52.212-3(f), Offerors Representations and Certifications - Commercial Items, that may be necessary to assure compliance with 552.225-9, Trade
Agreements Act   (1.2)

      (2) Deletions. The Contractors shall provide an explanation for the deletion. The Government reserves the right to reject any subsequent offer of the same item or a substantially equal item at a higher price during the same contract period, if the Contracting Officer finds the higher price to be unreasonable when compared with the deleted item.

      (3) Price Reduction. The Contractor shall indicate whether the price reduction falls under the item (i), (ii), or (iii) of subparagraph (c)(1) of the Price Reductions clause at 552.238-76 (1.14). If the price reduction falls under item (i), the Contractor shall submit a copy of the dated commercial pricelist. If the price reduction falls under item (ii) or (iii), the Contractor shall submit a copy of the applicable pricelist(s), bulletins or letters or customer agreements which outline the effective date, duration, terms and conditions of the price reduction.

(c) EFFECTIVE DATES. The effective date of any modification is the date specified in the modification, except as otherwise provided in the Price Reductions clause at 552.238-76 (1.14)

(d) ELECTRONIC FILE UPDATES. The Contractor shall update electronic file submissions to reflect all modifications. Except for price reductions and corrections, the Contractor shall obtain the Contracting Officer's approval before transmitting changes. Price reductions and correction may be transmitted without prior approval. However, the Contracting Officer shall be notified as set forth in the Price Reductions clause at 552.238-76 (1.14)

(e) AMENDMENTS TO PAPER FEDERAL SUPPLY SCHEDULE PRICELISTS. The Contractor shall distribute a supplemental paper Federal Supply Schedule Pricelist reflecting accepted changes within 15 days after the effective date of the modification. At a minimum, distribution shall be made to these ordering activities that previously received the basic document. In addition, two copies of the supplemental pricelist shall be submitted to the contracting officer, and two copies shall be submitted to the FSS Schedule Information Center.

Modification                                                  Page 9 of 53 Pages


G.1.B COMMERCIAL SALES PRACTICES FORMAT (CSP-1)

Name of Offeror: TeleCommunication Systems, Inc.
                 ------------------------------------------------------------
SIN(s): 132-51
        ---------------------------------------------------------------------

NOTE: Please refer to clause 552.212-70, PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE), for additional information concerning your offer. Provide the following information for each SIN (or group of SINs or SubSIN) for which information is the same.

(1) Provide the dollar value of sales to the general public at or based on an established catalog or market price during the previous 12 month period or the Offeror's last fiscal year. $ 27,824,002. State beginning and ending of the 12 month period. Beginning 1/1/97 Ending 12/31/97. In the event that a dollar value is not an appropriate measure of the sales, provide and describe your own measure of the sales of the item(s).

(2) Show your total projected annual sales to the Government under this contract for the contract term, excluding options, for each SIN offered. If you currently hold a Federal Supply Schedule contract for the SIN the total projected annual sales should be based on your most recent 12 months of sales under that contract. SIN 132-51 $ 400,000; SIN______________ $__________________,
SIN___________________ $_____________________

(3) Based on your written discounting policies (standard commercial sales practices in the event you do not have written discounting policies), are the discounts and any concessions which you offer the Government equal to or better than your best price (discount and concessions in any combination) offered to any customer acquiring the same items regardless of quantity or terms and conditions? YES X NO ______. (See definition of "concession" and "discount" in 552.212-70.)

(4) (a) Based on your written discounting policies (standard commercial sales practices in the event you do not have written discounting policies), provide information as requested for each SIN (or group of SINs for which the information is the same) in accordance with the instructions at Table 515-1 which is provided in this solicitation for your convenience. The information should be provided in the chart below or in an equivalent format developed by the Offeror. Rows should be added to accommodate as many customers as required. See definition of "concession" and "discount" in 552.212-70.

Modification                                                 Page 10 of 53 Pages


Column 1     Column 2      Column 3          Column 4       Column 5
Customer     Discount   Quantity/Volume      FOB Term      Concessions
Federal         0            None           Destination       None


      (b) Do any deviations from your written policies or standard commercial sales practices disclosed in the above chart ever result in better discounts (lower prices) or concessions than indicated? YES NO X If YES, explain deviations in accordance with the instructions at Table 515-1 which is provided in this solicitation for your convenience

(5) If you are a dealer/reseller without significant sales to the general public, you should provide manufacturers' information required by paragraphs (1) through (4) above for each item/SIN offered, if the manufacturer's sales under any resulting contract are expected to exceed $500,000. You must also obtain written authorization from the manufacturer(s) for Government access, at any time before award or before agreeing to a modification, to the manufacturer's sales records for the purpose of verifying the information submitted by the manufacturer. The information is required in order to enable the Government to make a determination that the offered price is fair and reasonable. To expedite the review and processing of offers, you should advise the manufacturer(s) of this requirement. The Contracting Officer may require the information be submitted on electronic media with commercially available spreadsheet(s). The information may be provided by the manufacturer directly to the Government. If the manufacturer's item(s) is being offered by multiple dealers/resellers, only one copy of the requested information should be submitted to the Government. In addition, you must submit the following information along with a listing of contact information regarding each of the manufacturers whose products and/or services are included in the offer (include the manufacturer's name, address, the manufacturer's contact point, telephone number, and FAX number) for each model offered by SIN:

      (a)  Manufacturer's Name
      (b)  Manufacturer's Part Number
      (c)  Dealer's/Reseller's Part Number
      (d)  Product Description
      (e)  Manufacturer's List Price
      (f)  Dealer's/Reseller's percentage discount from List Price or net prices

Modification                                                 Page 11 of 53 Pages


                                   TABLE 515-1
               INSTRUCTIONS FOR COMMERCIAL SALES PRACTICES FORMAT

If you responded "YES" to question (3), on the COMMERCIAL SALES PRACTICES FORMAT, complete the chart in question (4) (a) for the customer(s) who receive your best discount. If you responded "NO" complete the chart in question (4) (a) showing your written policies or standard sales practices for all customers or customer categories to whom you sell at a price (discounts and concessions in combination) that is equal to or better than the price(s) offered to the Government under this solicitation or with which the Offeror has a current agreement to sell at a discount which equals or exceeds the discount(s) offered under this solicitation. Such agreement shall be in effect on the date the offer is submitted or contain an effective date during the proposed multiple award schedule contract period. If your offer is lower than your price to other customers or customer categories you will be aligned with the customer or category of customer that receives your best price for purposes of the Price Reductions clause at 552.238-76. The Government expects you to provide information required by the format in accordance with these instructions that is, to the best of your knowledge and belief, current, accurate, and complete as of 14 calendar days prior to its submission. You must also disclose any changes in your pricelist(s), discounts and/or discounting policies which occur after the offer is submitted, but before the close of negotiations. If your discount practices vary by model or product line, the discount information should be by model or product line as appropriate. You may limit the number of models or product lines reported to those which exceed 75% of actual historical Government sales (commercial sales may be substituted if Government sales are unavailable) value of the special item number (SIN).

COLUMN 1-IDENTIFY THE APPLICABLE CUSTOMER OR CATEGORY OF CUSTOMER. A "customer" is any entity, except the Federal Government, which acquires supplies or services from the Offeror. The term customer includes, but is not limited to original equipment manufacturers, value added resellers, state and local governments, distributors, educational institutions (an elementary, junior high, or degree granting school which maintains a regular faculty and established curriculum and an organized body of students), dealers, national accounts, and end users. In any instance where the Offeror is asked to disclose information for a customer, the Offeror may disclose information by category of customer if the Offeror's discount policies or practices are the same for all customers in the category. (Use a separate line for each customer or category of customer.)

Modification                                                 Page 12 of 53 Pages


COLUMN 2-IDENTIFY THE DISCOUNT. The term "discount" is as defined in solicitation clause 552.212-70 Preparation of Offer (Multiple Award Schedule). Indicate the best discount (based on your written discounting policies or standard commercial discounting practices if you do not have written discounting policies) at which you sell to the customer or category of customer identified in column 1, without regard to quantity; terms and conditions of the agreements under which the discounts are given; and whether the agreements are written or oral. Net prices or discounts off of other pricelists should be expressed as percentage discounts from the pricelist which is the basis for your offer. If the discount disclosed is a combination of various discounts (prompt payment, quantity, etc.), the percentage should be broken out for each type of discount. If the pricelists which are the basis of the discounts given to the customers identified in the chart are different than the pricelist submitted upon which your offer is based, identify the type or title and date of each pricelist. The Contracting Officer may require submission of these pricelists. To expedite evaluation, Offerors may provide these pricelists at the time of submission.

COLUMN 3-IDENTIFY THE QUANTITY OR VOLUME OF SALES. Insert the minimum quantity or sales volume which the identified customer or category of customer must either purchase/order, per order or within a specified period, to earn the discount. When purchases/orders must be placed within a specified period to earn a discount indicate the time period.

COLUMN 4-INDICATE THE FOB DELIVERY TERM FOR EACH IDENTIFIED CUSTOMER. (See FAR
47.3 for an explanation of FOB delivery terms.)

COLUMN 5-INDICATE CONCESSIONS REGARDLESS OF QUANTITY GRANTED TO THE IDENTIFIED CUSTOMER OR CATEGORY OF CUSTOMER. Concessions are defined in solicitation clause 552.212-70 Preparation of Offers (Multiple Award Schedule). If the space provided is inadequate, the disclosure should be made on a separate sheet by reference.

If you respond "YES" to question 4 (b) in the Commercial Sales Practices Format, provide an explanation of the circumstances under which you deviate from your written policies or standard commercial sales practices disclosed in the chart on the Commercial Sales Practices Format and explain how often they occur. Your explanation should include a discussion of situations that lead to deviations from standard practice, an explanation of how often they occur, and the controls you employ to assure the integrity of your pricing. Examples of typical

Modification                                                 Page 13 of 53 Pages


deviations may include, but are not limited to, one time goodwill discounts to charity organizations or to compensate an otherwise disgruntled customer; a limited sale of obsolete or damaged goods; the sale of sample goods to a new customer; or the sales of prototype goods for testing purposes.

If deviations from your written policies or standard commercial sales practices disclosed in the chart on the Commercial Sales Practices Format are so significant and/or frequent that the Contracting Officer cannot establish whether the price(s) offered is fair and reasonable, then you may be asked to provide additional information. The Contracting Officer may ask for information to demonstrate that you have made substantial sales of the item(s) in the commercial market consistent with the information reflected on the chart on the Commercial Sales Practices Format, a description of the conditions surrounding those sales deviations, or other information that may be necessary in order for the Contracting Officer to determine whether your offered price(s) is fair and reasonable. In cases where additional information is requested, the Contracting Officer will target the request in order to limit the submission of data to that needed to establish the reasonableness of the offered price.


G.1.C    PREPARATION OF OFFER (MULTIPLE AWARD SCHEDULE) (GSAR 552.212-70) (AUG
         1997)

(a) Definitions. CONCESSION, as used in this solicitation, means a benefit, enhancement or privilege (other than a discount), which either reduces the overall cost of a customer's acquisition or encourages a customer to consummate a purchase. Concessions include, but are not limited to, freight allowance, extended warranty, extended price guarantees, free installation and bonus goods.

      DISCOUNT, as used in this solicitation, means a reduction to catalog prices (published or unpublished). Discounts include, but are not limited to, rebates, quantity discounts, purchase option credits, and any other terms or conditions other than concessions which reduce the amount of money a customer ultimately pays for goods or services ordered or received. Any net price lower than the list price is considered a "discount" by the percentage difference from the list price to the net price.

(b) For each Special Item Number (SIN) included in an offer, the Offeror shall provide the information outlined in paragraph (c). Offerors may provide a single response covering more than one SIN, if the information disclosed is the same for all products

Modification                                                 Page 14 of 53 Pages


under each SIN. If discounts and concessions vary by model or product line, Offerors shall ensure that information is clearly annotated as to item or items referenced.

(c) Provide information described below for each SIN:

      (1) Two copies of the Offeror's current published (dated or otherwise identified) commercial descriptive catalogs and/or pricelists from which discounts are offered. If special catalogs or pricelists are printed for the purpose of this offer, such descriptive catalogs or pricelists shall include a statement indicating the special catalogs or pricelists represent a verbatim extract from the Offeror's commercial catalogs and/or pricelists and identify the descriptive catalogs and/or pricelists from which the information has been extracted.

      (2) Next to each offered item in the commercial catalog and/or pricelist, the Offeror shall write the special item number (SIN) under which the item is being offered. Unless a special catalog or pricelist is submitted, all other items shall be marked "excluded," lined out, and initialed by the Offeror.

      (3) The discount(s) offered under this solicitation. The description of discounts offered shall include all discounts, such as prompt payment discounts, quantity/dollar volume discounts (indicate whether models/products can be combined within the SIN or whether SINs can be combined to earn discounts), blanket purchase agreement discounts, or purchase option credits. If the terms of sale appearing in the commercial catalogs or pricelist on which an offer is based are in conflict with the terms of this solicitation, the latter shall govern.

      (4) A description of concessions offered under this solicitation which are not granted to other customers. Such concessions may include, but are not limited to, an extended warranty, a return/exchange goods policy, or enhanced or additional services.

      (5) If the Offeror is a dealer/reseller or the Offeror will use dealers to perform any aspect of contract awarded under this solicitation, describe the functions, if any, that the dealer/reseller will perform.

Modification                                                 Page 15 of 53 Pages


G.1.D REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA-MODIFICATIONS (FAR 52.215-21) (OCT 1997) (ALTERNATE IV-OCT
         1997) (VARIATION I-AUG 1997)

(a) Submission of cost or pricing data is not required.

(b) Provide information described below.

      (1) Information required by the clause at 552.243-72, Modifications (Multiple Award Schedule);

      (2) Any additional supporting information requested by the Contracting Officer. The Contracting Officer may require additional supporting information, but only to the extent necessary to determine whether the price(s) offered is fair and reasonable.

      (3) By submitting a request for modification, the Contractor grants the Contracting Officer or an authorized representative the right to examine, at any time before agreeing to a modification, books, records, documents, papers, and other directly pertinent records to verify the pricing, sales and other data related to the supplies or services proposed in order to determine the reasonableness of price(s). Access does not extend to Contractor's cost or profit information or other data relevant solely to the Contractor's determination of the prices to be offered in the catalog or marketplace.


6. DELETE SECTION G.3 CONTRACTOR'S REPORT OF SALES IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

G.3 CONTRACTOR'S REPORT OF SALES (GSAR 552.239-72) (FEB 1998) (FCI DEVIATION-DEC 1997)

(a) The Contractor must report the quarterly dollar value (in U.S. dollars and rounded to the nearest whole dollar) of sales under the contract by calendar quarter (i.e., January-March, April-June, July-September, and October-December) The dollar value of a sale is the price paid by the schedule user for products and services on a schedule contract delivery order, as recorded by the Contractor. The reported contract sales value must include the Industrial Funding Fee (see Clause 552.238-77).

Modification                                                 Page 16 of 53 Pages


(b) The Contractor must report the quarterly dollar value of sales on electronic GSA Form 72A, Contractor's Report of Sales, to the FSS Vendor. Support Center
(VSC) Website at Internet, http://VSC.gsa.gov. Sales shall be reported separately for each National Stock Number (NSN), Special Item Number (SIN), or subitem. If no sales occur, the Contractor shall show zero on the report for each separate National Stock Number (NSN), Special Item Number (SIN), or subitem.

(c) The Contractor must register with the FSS Vendor Support Center (VSC) before using the automated reporting system. To register, the Contractor (or his authorized representative) must call the VSC at (703) 305-6235 and provide the necessary information regarding the company, contact name(s), and telephone number(s). The VSC will then issue a 72A specific password and provide other information needed to access the reporting system. Instructions for electronic reporting are available at the VSC Website or by calling the above phone number.

(d) The Contractor must convert the total value of any sales made in foreign currency to U.S. dollars using the "Treasury Reporting Rates of Exchange," issued by the U.S. Department of Treasury, Financial Management Service. The contractor must use the issue of the Treasury report in effect on the last day of the reporting quarter. The report is available from:

      Department of the Treasury
      Financial Management Service
      International Funds Branch
      3700 East-West Highway
      PGCII, Room 5A19
      Hyattsville,  MD  20782
      Telephone: (202-874-7994)
      Internet: http://www.ustreas.gov/treasury/bureaus/finman/intn.html

(e) The report is due 30 days following the completion of the reporting period. The Contractor must provide a close-out report within 120 days after the expiration date of the contract. This close-out report must cover all sales not shown in the final quarterly report and reconcile all errors and credits. If all contract sales are reported and all errors and credits on the final quarterly report are reconciled, then the Contractor shall show zero sales in the close-out report.

(f) The Government reserves the right to inspect without further notice, such records of the Contractor as pertain to sales under this contract. Willful failure or refusal to submit the required

Modification                                                 Page 17 of 53 Pages


reports, or falsification thereof, constitutes sufficient cause for terminating the contract for cause under the termination provisions of this contract.


7.    DELETE SECTION H.1 OPTION TO EXTEND IN ITS ENTIRETY AND REPLACE WITH THE
      FOLLOWING:

H.1.A OPTION TO EXTEND THE TERM OF THE CONTRACT (I-FSS-164-A) (AUG 1995)

The Government may require continued performance of this contract for an additional 5 year period. The option clause may not be exercised more than one time. When the option to extend the term of this contract is exercised the following conditions are applicable:

(a) The Contracting Officer may exercise the option by providing a written notice to the Contractor ten (10) months before expiration of the contract.

(b) When the Government exercises its option to extend the term of this contract, prices in effect at the time the option is exercised will remain in effect during the option period, unless an adjustment is made in accordance with another contract clause (e.g., Economic Price Adjustment Clause or Price Reductions Clause).

H.1.B NOTICE REGARDING OPTION(S) (GSAR 552.217-71) (NOV 1992)

The General Services Administration (GSA) has included an option to extend the term of the contract in order to demonstrate the value it places on quality performance by providing a mechanism for continuing a contractual relationship with a successful Offeror that performs at a level which meets or exceeds GSA's quality performance expectations as communicated to the Contractor, in writing, by the Contracting Officer or designated representative. When deciding whether to exercise the option, the Contracting Officer will consider the quality of the Contractor's past performance under this contract in accordance with 48 CFR 517.207.

Modification                                                 Page 18 of 53 Pages


8. DELETE SECTION H.9 YEAR 2000 WARRANTY-COMMERCIAL SUPPLY ITEMS IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

H.9   YEAR 2000 WARRANTY COMMERCIAL SUPPLY ITEMS (I-FSS-550-A) (AUG 1997)

As used in this clause, "Year 2000 compliant" means information technology that accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations. Furthermore, Year 2000 compliant information technology, when used in combination with other information technology, shall accurately process date/time if the other information technology properly exchanges date/time data with it.

(a) All currently awarded products that are not Year 2000 compliant must be deleted from this contract no later than December 31, 1999.

(b) Any contract modifications, adding new items under clause 552.243-72, Modifications (Multiple Award Schedule), must meet the warranty requirement in paragraph c, below.

(c) The Contractor warrants that each hardware, software, and firmware product delivered under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all listed or unlisted products (e.g. hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the Contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit

Modification                                                 Page 19 of 53 Pages


any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.


9. DELETE SECTION I.4 EXAMINATION OF RECORDS BY GSA IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

I.4 EXAMINATION OF RECORDS BY GSA (MULTIPLE AWARD SCHEDULE) (GSAR 552.215-71) (AUG 1997)

The Contractor agrees that the Administrator of General Services or any duly authorized representative shall have access to and the right to examine any books, documents, papers and records of the Contractor involving transactions related to this contract for overbillings, billing errors, compliance with the Price Reductions clause and compliance with the Industrial Funding Fee clause of this contract. This authority shall expire 3 years after final payment. The basic contract and each option shall be treated as separate contracts for purposes of applying this clause.

10. DELETE SECTION I.6 PAYMENTS BY ELECTRONIC FUNDS TRANSFER IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

I.6   INVOICE PAYMENTS (GSAR 552.232-70) (MAR 1998)

(a) The due date for making invoice payments by the designated payment office is:

      (1) For orders placed electronically by the General Services Administration (GSA) Federal Supply Service (FSS), and to be paid by GSA through electronic funds transfer (EFT), the later of the following two events:

            (i) The lOth day after the designated billing office receives a proper invoice from the contractor. If the designated billing office fails to annotate the invoice with the date of receipt at the time of receipt, the invoice payment payment due date shall be the 10th day after the date of the Contractor's invoice; provided the Contractor submitted a proper invoice and no disagreements exists over quantity, quality, or Contractor compliance with contract requirements.

            (ii) The 10th day after Government acceptance of supplies delivered or services performed by the Contractor.

Modification                                                 Page 20 of 53 Pages


      (2) For all other orders, the later of the following two events:

            (i) The 30th day after the designated billing office receives a proper invoice from the Contractor. If the designated billing office fails to annotate the invoice with the date of receipt at the time of receipt, the invoice payment due date shall be the 30~ day after the date of the Contractor's invoice; provided the Contractor submitted a proper invoice and no disagreement exists over quantity, quality, or Contractor compliance with contract requirements.

            (ii) The 30th day after Government acceptance of supplies delivered or services performed by the Contractor.

      (3) On a final invoice, if the payment amount is subject to contract settlement actions, acceptance occurs on the effective date of the contract settlement.

(b) The General Services Administration will issue payment on the due date in
(a) (1) above if the Contractor complies with full cycle electronic commerce. Full cycle electronic commerce includes all the following elements:

      (1) The Contractor must receive and fulfill electronic data interchange
(EDI) purchase orders (transaction set 850)

      (2) The Contractor must generate and submit to the Government valid EDI invoices (transaction set 810)

      (3) The Contractor's financial institution must receive and process, on behalf of the Contractor, EFT payments through the Automated Clearing House
(ACH) system.

      (4) The EDI transaction sets in (b) (1) through (b) (3) above must adhere to implementation conventions provided by GSA.

(c) If any of the conditions in (b) above do not occur, the 10 day payment due dates in (a) (1) become 30 day payment due dates.

(d) All other provisions of the Prompt Payment Act (31 U.S.C. 3901 et seq.) and Office of Management and Budget (0MB) Circular A-125, Prompt Payment, apply.

Modification                                                 Page 21 of 53 Pages


11. DELETE SECTION I.7 PAYMENT BY CREDIT CARD IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

I.7   PAYMENT BY PURCHASE CARD (GSAR 552.232-80) (DEC 1989) (VARIATION I) (MAR
      1998)

(a) Definitions: "Government purchase card" means the uniquely numbered credit card issued to named individual Government employees or entities to pay for official Government purchases. "Oral delivery order" means an order placed orally either in person or by telephone, which is paid for by Government purchase card.

(b) Contractors are required to accept the Government purchase card for payments equal to or less than the micro-purchase threshold for oral or written delivery orders. This is not intended to limit the acceptance of the Government purchase card under this contract for dollar amounts that exceed this threshold if otherwise agreeable between the Contractor and the customer; therefore, Contractors are encouraged to accept payment by the Government purchase card for all orders. If the Contractor is unwilling to accept payment by the Government purchase card for a delivery order, the Contractor must so advise the ordering agency within 24 hours of receipt of order.

(c) The Contractor shall not process a transaction for payment through the credit card clearinghouse until the purchased supplies have been shipped or services performed. Unless the cardholder requests correction or replacement of a defective or faulty item in accordance with other contract requirements, the Contractor shall immediately credit a cardholder's account for items returned as defective or faulty.

12. DELETE SECTION I.13 INVOICE REQUIREMENTS IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

I.13  INVOICE

The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized,) to the address designated in the delivery or task order to receive invoices. An invoice must include-

      (1) Name and address of the Contractor;
      (2) Invoice date;
      (3) Contract number, contract line item number and, if applicable, the order number;

Modification                                                 Page 22 of 53 Pages


      (4) Description, quantity, unit of measure, unit price and extended price of the items delivered;
      (5) shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;
      (6) Terms of any prompt payment discount offered;
      (7) Name and address of official to whom payment is to be sent; and
      (8) Name, title, and phone number of person to be notified in event of defective invoice.

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C.
3903) and Office of Management and Budget (0MB) Circular A-125, Prompt Payment. Contractors are encouraged to assign an identification number to each invoice.


13. DELETE SECTION 1.25 INDUSTRIAL FUNDING FEE IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

1.25  INDUSTRIAL FUNDING FEE (GSAR 552.238-77) (FEB 1998) (FCI DEVIATION--DEC
      1997)

(a) The Contractor must pay the Federal Supply Service, GSA, an Industrial Funding Fee (1FF). The Contractor must remit the 1FF in U.S. dollars within 30 days after the end of each quarterly reporting period as established in clause 552.238-72, Contractor's Report of Sales. The 1FF equals one percent (1%) of the total quarterly sales reported. The 1FF reimburses the GSA Federal Supply Service for the costs of operating the Federal Supply Schedules Program. Offerors should include the 1FF in the prices submitted with their offer. The fee is included in the award price(s) and reflected in the total amount charged to ordering activities; consequently, GSA's costs are recouped from these ordering activities.

(b) The Contractor must remit any monies due as a result of the close-out report required by Clause 552.238-72 at the time the close-out report is submitted to GSA.

(c) The 1FF amount due must be paid by check, or electronic funds transfer through the Automated Clearing House (ACH), to the "General Services Administration." If the payment involves multiple special item numbers or contracts, the Contractor may consolidate the IFFs into one payment. To ensure that the payment is credited properly, the Contractor shall identify the check or electronic transmission as an "Industrial Funding Fee" and include the following information: contract number(s);

Modification                                                 Page 23 of 53 Pages


report amount(s); and report period(s). If the Contractor makes payment by check, provide this information on either the check, check stub, or other remittance material.

      (1) If the payment is made by check, it shall be forwarded to the following address:

      General Services Administration
      Accounts Receivable Branch (6BCR)
      P.O. Box 70500
      Chicago, IL 60673-0500

      (2) If the IFF payment is made by electronic funds transfer through ACH, the Contractor must call GSA, Financial Information Control Branch, Receivables, Collections and Sales Section (6BCDR) at (contracting officer to insert phone number) to make arrangements.

(d) If the full amount of the IFF is not paid within 30 calendar days after the end of the applicable reporting period, it shall constitute a contract debt to the United States Government under the terms of FAR 32.6. The Government may exercise all rights under the Debt Collection Act of 1982, including withholding or setting off payments and interest on the debt (see FAR 52.232-17, Interest).

(e) Failure to submit sales reports, falsification of sales reports, and/or failure to pay the IFF in a timely manner may result in termination or cancellation of this contract. Willful failure or refusal to furnish the required reports, falsification of sales reports, or failure to make timely payment of the IFF constitutes sufficient cause for terminating the contract for cause under the termination provisions of this contract.


14.   ADD TO THE END OF SECTION I - CONTRACT CLAUSES THE FOLLOWING CLAUSES:

I.28 PLACEMENT OF ORDERS (GSAR 552.216-73) (JUN 1994) (ALTERNATE II-JUN 1994) (DEVIATION)

(a) Delivery orders under this contract may be placed by entities authorized to do so by the Scope of Contract clause (see C.2).

(b) Orders may be placed through Electronic Data Interchange (EDI) or mailed in paper form. EDI orders shall be placed using the American National Standards Institute (ANSI) X12 Standard for Electronic Data Interchange (EDI) format.

Modification                                                 Page 24 of 53 Pages


(c) If the Contractor agrees, GSA's Federal Supply Service (FSS) will place all orders by EDI using computer-to-computer EDI. If computer-to-computer EDI is not possible, FSS will use an alternative EDI method allowing the Contractor to receive orders by facsimile transmission. Subject to the Contractor's agreement, other agencies may place orders by EDI.

(d) When computer-to-computer EDI procedures will be used to place orders, the Contractor shall enter into one or more Trading Partner Agreements (TPA) with each Federal agency placing orders electronically in order to ensure mutual understanding by the parties of certain electronic transaction conventions and to recognize the rights and responsibilities of the parties as they apply to this method of placing orders. The TPA must identify, among other things, the third party provider(s) through which electronic orders are placed, the transaction sets used, security procedures, and guidelines for implementation. Federal agencies may obtain a sample format to customize as needed from the office specified in (g) below.

(e) The Contractor shall be responsible for providing its own hardware and software necessary to transmit and receive data electronically. Additionally, each party to the TPA shall be responsible for the costs associated with its use of third party provider services.

(f) Nothing in the TPA will invalidate any part of this contract between the Contractor and the General Services Administration. All terms and conditions of this contract that otherwise would be applicable to a mailed order shall apply to the electronic order.

(g) The basic content and format of the TPA will be provided by:

         General Services Administration
         Systems Inventory and Operations Management Center (FCS)
         Washington, DC 20406

         Telephone:    (703) 305-7741
         FAX:          (703) 305-7720


I.29  CONTRACT SALES CRITERIA (I-FSS-639) (MAR 1998)

A contract will not be awarded unless anticipated sales are expected to exceed $25,000 for a 1-year period. Resultant contracts will be canceled in accordance with the cancellation clause unless reported sales are $25,000 for each 12 month period from date of award and every 12 month period thereafter.

Modification                                                 Page 25 of 53 Pages


15. DELETE SECTION K.16 COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION AND REPLACE WITH THE FOLLOWING:

K.16  RESERVED


16. DELETE SECTION L.10 SIC CODES AND SMALL BUSINESS SIZE STANDARD IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

L.10 STANDARD INDUSTRIAL CLASSIFICATION (SIC) CODE AND SMALL BUSINESS SIZE STANDARD (BLOCK 10, STANDARD FORM 1449)

(a) The standard industrial classification (SIC) codes for this acquisition and the small business size standards per FAR 19.102, are as follows:

      SIC          DESCRIPTION                                                    SIZE
---------------------------------------------------------------------------------------
DIVISION D     -   MANUFACTURING
--------------------------------

MAJOR GROUP 27 -   PRINTING, PUBLISHING, AND ALLIED INDUSTRIES

      2741         MISCELLANEOUS PUBLISHING                                         500

MAJOR GROUP 35 -   INDUSTRIAL AND COMMERCIAL MACHINERY AND
                   COMPUTER EQUIPMENT
      3571         ELECTRONIC COMPUTERS                                           1,000
      3572         COMPUTER STORAGE DEVICES                                       1,000
      3575         COMPUTER TERMINALS                                             1,000
      3577         COMPUTER PERIPHERAL EQUIPMENT, N.E.C.                          1,000


MAJOR GROUP 36 -   ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND
                   COMPONENTS
      3643         CURRENT-CARRYING WIRING DEVICES                                  500
      3644         NONCURRENT-CARRYING WIRING DEVICES                               500
      3651         HOUSEHOLD AUDIO AND VIDEO EQUIPMENT                              750
      3661         TELEPHONE AND TELEGRAPH APPARATUS                              1,000
      3663         RADIO AND TELEVISION BROADCASTING AND
                   COMMUNICATIONS EQUIPMENT                                         750
      3669         OTHER COMMUNICATIONS EQUIPMENT, N.E.C.                           750

Modification                                                 Page 26 of 53 Pages

DIVISION E     -   TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS, AND SANITARY
                   SERVICES

MAJOR GROUP 48 -   COMMUNICATIONS
      4812         RADIOTELEPHONE COMMUNICATIONS                                  1,500
      4813         TELEPHONE COMMUNICATIONS, EXCEPT RADIOTELEPHONE                1,500
      4822         TELEGRAPH AND OTHER MESSAGE COMMUNICATIONS                    $  5.0
      4899         COMMUNICATIONS SERVICES, N.E.C.                               $ 11.0

DIVISION F     -   WHOLESALE TRADE

MAJOR GROUP 50 -   DURABLE GOODS
      5045         COMPUTERS AND COMPUTER PERIPHERAL
                   EQUIPMENT AND SOFTWARE                                           500

DIVISION I     -   SERVICES

MAJOR GROUP 73 -   BUSINESS SERVICES
      7359         EQUIPMENT RENTAL AND LEASING, N.E.C.                          $  5.0
      7371         COMPUTER PROGRAMMING SERVICES                                 $ 18.0
      7372         PREPACKAGED SOFTWARE                                          $ 18.0
      7373         COMPUTER INTEGRATED SYSTEMS DESIGN                            $ 18.0
      7374         COMPUTER PROCESSING AND DATA PREPARATION
                   AND PROCESSING SERVICES                                       $ 18.0
      7375         INFORMATION RETRIEVAL SERVICES                                $ 18.0
      7376         COMPUTER FACILITIES MANAGEMENT SERVICES                       $ 18.0
      7377         COMPUTER RENTAL AND LEASING                                   $ 18.0
      7378         COMPUTER MAINTENANCE AND REPAIR                               $ 18.0
      7379         COMPUTER RELATED SERVICES, N.E.C.                             $ 18.0
      7389         BUSINESS SERVICES, N.E.C.                                     $  5.0

NOTES: SIZE STANDARDS PRECEDED BY A DOLLAR SIGN ($) ARE IN MILLIONS OF DOLLARS. ALL OTHERS ARE IN NUMBER OF EMPLOYEES UNLESS SPECIFIED OTHERWISE. N.E.C.: NOT ELSEWHERE CLASSIFIED.

(b) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(c) If the Offeror represents different business sizes than indicated in paragraph G.1(c) for any proposed SIN, indicate below the SIC code and the business size.

Modification                                                 Page 27 of 53 Pages


--------------------------------------------------------------------
Special Item Number         Standard Industry          Business Size
(SIN)                       Classification (SIC)
--------------------------------------------------------------------
132-3 Leasing of
Equipment
--------------------------------------------------------------------
132-8 Purchase of
Equipment
--------------------------------------------------------------------
132-12 Maintenance of
Equipment, Repair
Service and/or
Repair/Spare Parts
--------------------------------------------------------------------
132-32 Term Software
License
--------------------------------------------------------------------
132-33 Perpetual
Software License
--------------------------------------------------------------------
132-34 Maintenance of
Software
--------------------------------------------------------------------
132-50 Training Courses
--------------------------------------------------------------------
132-51 Professional             4813                      Small
Information Technology
Services
--------------------------------------------------------------------
132-52 Electronic
Commerce Services
--------------------------------------------------------------------


17. DELETE FROM ATTACHMENT I THE SECTION ENTITLED INFORMATION FOR ORDERING OFFICES AND REPLACE WITH THE FOLLOWING:

                        INFORMATION FOR ORDERING OFFICES

SPECIAL NOTICE TO AGENCIES:

                          SMALL BUSINESS PARTICIPATION

SBA strongly supports the participation of small business concerns in the Federal Supply Schedules Program. To enhance Small Business Participation SBA policy allows agencies to include in their procurement base and goals, the dollar value of orders expected to be placed against the Federal Supply Schedules, and to report accomplishments against these goals.

For orders exceeding the micropurchase threshold, FAR 8.404 requires agencies to consider the catalogs/pricelists of at least three schedule contractors or consider reasonably available

Modification                                     Page 28 of 53 Pages


information by using the GSA Advantage!(TM) on-line shopping service (www.fss.gsa.gov). The catalogs/pricelists, GSA Advantage!(TM) and the Federal Supply Service Home Page (www.fss.gsa.gov) contain information on a broad array of products and services offered by small business concerns.

This information should be used as a tool to assist ordering activities in meeting or exceeding established small business goals. It should also be used as a tool to assist in including small, small disadvantaged, and women-owned small businesses among those considered when selecting pricelists for a best value determination.

For orders exceeding the micropurchase threshold, customers are to give preference to small business concerns when two or more items at the same delivered price will satisfy their requirement.

1.    GEOGRAPHIC SCOPE OF CONTRACT:

**THE MINIMUM ACCEPTABLE GEOGRAPHIC SCOPE OF CONTRACT IS THE 48 CONTIGUOUS STATES AND THE DISTRICT OF COLUMBIA. IF THE SCOPE INCLUDES ALASKA, HAWAII, OR THE COMMONWEALTH OF PUERTO RICO, IDENTIFY THESE LOCATIONS. ANY OVERSEAS LOCATIONS MUST ALSO BE SPECIFICALLY IDENTIFIED. **

2.    CONTRACTOR'S ORDERING ADDRESS AND PAYMENT INFORMATION:

**THE CONTRACTOR SHOULD INSERT THE COMPLETE ADDRESS(ES) FOR ORDERING (SEE PARAGRAPH G.8) AND PAYMENT (SEE PARAGRAPH G.1O).**

Contractors are required to accept the Government purchase card for payments equal to or less than the micro-purchase threshold for oral or written delivery orders. Government purchase cards WILL/WILL NOT be acceptable for payment above the micro-purchase threshold. In addition, bank account information for wire transfer payments will be shown on the invoice.

**CHOOSE THE APPROPRIATE LANGUAGE--'WILL" OR "WILL NOT"--IN THE SECOND SENTENCE. COPY THE FIRST AND THIRD SENTENCE.**

The following telephone number(s) can be used by ordering agencies to obtain technical and/or ordering assistance:

**INSERT THE TELEPHONE NUMBERS.**

Modification                                                 Page 29 of 53 Pages


3.    LIABILITY FOR INJURY OR DAMAGE

The Contractor shall not be liable for any injury to Government personnel or damage to Government property arising from the use of equipment maintained by the Contractor, unless such injury or damage is due to the fault or negligence of the Contractor.

4. STATISTICAL DATA FOR GOVERNMENT ORDERING OFFICE COMPLETION OF STANDARD FORM 279:

      Block 9:  G. Order/Modification Under Federal Schedule
      Block 16:  Data Universal Numbering System (DUNS)
                 Number: _______________
      Block 30:  Type of Contractor -_________________________________

**COPY THE APPLICABLE LETTER AND CORRESPONDING LANGUAGE FROM THE FOLLOWING
LIST**

           A.   Small Disadvantaged Business
           B.   Other Small Business
           C.   Large Business
           G.   Other Nonprofit Organization
           L.   Foreign Contractor

      Block 31:  Woman-Owned Small Business -  _______________________
                                                **YES OR NO**
      Block 36:  Contractor's Taxpayer Identification Number (TIN)
      _______________

4a.   CAGE Code:  _____________


**CAGE CODES ARE ASSIGNED BY THE DEFENSE LOGISTICS AGENCY. IF YOU DO NOT CURRENTLY HAVE A CAGE CODE, GSA WILL SUPPLY YOU WITH THE FORM NECESSARY TO OBTAIN A CAGE CODE AT A LATER DATE.**

5.    FOB DESTINATION

6.    DELIVERY SCHEDULE

      a. TIME OF DELIVERY: The Contractor shall deliver to destination within the number of calendar days after receipt of order (ARO), as set forth below:

      SPECIAL ITEM NUMBER            DELIVERY TIME (Days ARO)
          _________                          ______
          _________                          ______

Modification                                                 Page 30 of 53 Pages


**NOTE: THE TIME OF DELIVERY STATED SHOULD BE IDENTICAL TO THAT SHOWN UNDER PARAGRAPH B.2, PRODUCTS AND SERVICES OFFERED/SCHEDULE OF ITEMS. IF EXPEDITED DELIVERY AND/OR OVERNIGHT AND 2-DAY DELIVERY ARE OFFERED UNDER PARAGRAPH C.12, COMMERCIAL DELIVERY SCHEDULE (MULTIPLE AWARD SCHEDULE), PROVIDE INFORMATION IN THIS SECTION OF THE PRICELIST.**

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      b. URGENT REQUIREMENTS: When the Federal Supply Schedule contract delivery period does not meet the bona fide urgent delivery requirements of an ordering agency, agencies are encouraged, if time permits, to contact the Contractor for the purpose of obtaining accelerated delivery. The Contractor shall replay to the inquiry within 3 workdays after receipt. (Telephonic replies shall be confirmed by the Contractor in writing.) If the Contractor offers an accelerated delivery time acceptable to the ordering agency, any order(s) placed pursuant to the agreed upon accelerated delivery time frame shall be delivered within this shorter delivery time and in accordance with all other terms and conditions of the contract.


7. DISCOUNTS: Prices shown are NET Prices; Basic Discounts have been deducted.

      a.   Prompt Payment:   ___% - ___ days from receipt of invoice or date of
           acceptance, whichever is later.
      b.   Quantity
      c.   Dollar Volume
      d.   Government Educational Institutions

**IF GOVERNMENT EDUCATIONAL INSTITUTIONS ARE OFFERED SPECIAL DISCOUNTS, WHICH ARE GREATER THAN THE DISCOUNTS OFFERED TO OTHER GOVERNMENT CUSTOMERS, SPECIFY SUCH DISCOUNTS. OTHERWISE, STATE THAT GOVERNMENT EDUCATIONAL INSTITUTIONS ARE OFFERED THE SAME DISCOUNTS AS ALL OTHER GOVERNMENT CUSTOMERS.**

      e.   Other

**PROVIDE COMPLETE INFORMATION TO EXPLAIN ALL OF THE DISCOUNTS OFFERED. COPY THE LANGUAGE IN PARAGRAPHS "a" THROUGH "f" AS APPLICABLE TO YOUR PROPOSAL.**

Modification                                                 Page 31 of 53 Pages


8.    TRADE AGREEMENTS ACT OF 1979, AS AMENDED:

All items are U.S. made end products, designated country end products, Caribbean Basin country end products, Canadian end products, or Mexican end products as defined in the Trade Agreements Act of 1979, as amended.

9.    STATEMENT CONCERNING AVAILABILITY OF EXPORT PACKING:

--------------------------------------------------------------------------------

10. SMALL REQUIREMENTS: The minimum dollar value of orders to be issued is $______

**SEE C.9, ORDER LIMITATIONS, PARAGRAPH (a) MINIMUM ORDER.**

11. MAXIMUM ORDER: (All dollar amounts are exclusive of any discount for prompt payment.)

      a. Special Item Number 132-3 - Leasing of Equipment

The maximum dollar value per order for all leased equipment will be $500,000.

      b. Special Item Number 132-8 - Purchase of Equipment

The maximum dollar value per order for all purchased equipment will be $500,000.

      c. Special Item Number 132-12 - Repair Parts/Spare Parts

The maximum dollar value per order for all repair parts/spare parts will be $10,000.

      d. Special Item Number 132-32 - Term Software Licenses

The maximum dollar value per order for all term software licenses will be $50,000 or $500,000.

      e. Special Item Number 132-33 - Perpetual Software Licenses

The maximum dollar value per order for all perpetual software licenses will be $50,000 or $500,000.

      f. Special Item Number 132-50 - Training Courses

The maximum dollar value per order for all training courses will be $25,000.

Modification                                                 Page 32 of 53 Pages


      g. Special Item Number 132-51 - Information Technology (IT) professional Services

The maximum dollar value per order for all IT Professional services will be $500,000.

      h. Special Item Number 132-52 - Electronic Commerce (EC) Services

The maximum dollar value per order for all EC services will be $500, 000.

Note: Maximum Orders do not apply to Special Item Numbers 132-12 Maintenance and Repair Service (except for Repair Parts/Spare Parts) or 132-34 Maintenance of Software.

12. USE OF FEDERAL SUPPLY SERVICE INFORMATION TECHNOLOGY SCHEDULE CONTRACTS. In accordance with FAR 8.404:

(NOTE: Special ordering procedures have been established for Special Item Numbers (SINs) 132-51 IT Professional Services and 132-52 EC Services; refer to the terms and conditions for those SINs.]

Orders placed pursuant to a Multiple Award Schedule (MAS), using the procedures in FAR 8.404, are considered to be issued pursuant to full and open competition. Therefore, when placing orders under Federal Supply Schedules, ordering offices need not seek further competition, synopsize the requirement, make a separate determination of fair and reasonable pricing, or consider small business set-asides in accordance with subpart 19.5. GSA has already determined the prices of items under schedule contracts to be fair and reasonable. By placing an order against a schedule using the procedures outlined below, the ordering office has concluded that the order represents the best value and results in the lowest overall cost alternative (considering price, special features, administrative costs, etc.) to meet the Government' s needs.

      a. ORDERS PLACED AT OR BELOW THE MICRO-PURCHASE THRESHOLD. Ordering offices can place orders at or below the micro-purchase threshold with any Federal Supply Schedule Contractor.

      b. ORDERS EXCEEDING THE MICRO-PURCHASE THRESHOLD BUT NOT EXCEEDING THE MAXIMUM ORDER THRESHOLD. Orders should be placed with the Schedule Contractor that can provide the supply or service that represents the best value. Before placing an order, ordering offices should consider reasonably available information

Modification                                                 Page 33 of 53 Pages


about the supply or service offered under MAS contracts by using the "GSA Advantage!" on-line shopping service, or by reviewing the catalogs/pricelists of at least three Schedule Contractors and selecting the delivery and other options available under the schedule that meets the agency's needs. In selecting the supply or service representing the best value, the ordering office may consider--

            (1) Special features of the supply or service that are required in effective program performance and that are not provided by a comparable supply or service;

            (2) Trade-in considerations;

            (3) Probable life of the item selected as compared with that of a comparable item;

            (4) Warranty considerations;

            (5) Maintenance availability;

            (6) Past performance; and

            (7) Environmental and energy efficiency considerations.

     c. ORDERS EXCEEDING THE MAXIMUM ORDER THRESHOLD. Each schedule contract has an established maximum order threshold. This threshold represents the point where it is advantageous for the ordering office to seek a price reduction. In addition to following the procedures in paragraph b, above, and before placing an order that exceeds the maximum order threshold, ordering offices shall--

            (1) Review additional Schedule Contractors' catalogs/pricelists or use the "GSA Advantage!" on-line shopping service;

            (2) Based upon the initial evaluation, generally seek price reductions from the Schedule Contractor(s) appearing to provide the best value (considering price and other factors); and

            (3) After price reductions have been sought, place the order with the Schedule Contractor that provides the best value and results in the lowest overall cost alternative. If further price reductions are not offered, an order may still be placed, if the ordering office determines that it is appropriate.

Modification                                                 Page 34 of 53 Pages


      NOTE: For orders exceeding the maximum order threshold, the Contractor may:

            (1) Offer a new lower price for this requirement (the Price Reductions clause is not applicable to orders placed over the maximum order in FAR 52.216-19 Order Limitations);

            (2) Offer the lowest price available under the contract; or

            (3) Decline the order (orders must be returned in accordance with FAR 52.216-19)

      d. BLANKET PURCHASE AGREEMENTS (BPAs). The establishment of Federal Supply Schedule BPAs is permitted when following the ordering procedures in FAR 8.404. All schedule contracts contain BPA provisions. Ordering offices may use BPAs to establish accounts with Contractors to fill recurring requirements. BPAs should address the frequency of ordering and invoicing, discounts, and delivery locations and times.

      e. PRICE REDUCTIONS. In addition to the circumstances outlined in paragraph c, above, there may be instances when ordering offices will find it advantageous to request a price reduction. For example, when the ordering office finds a schedule supply or service elsewhere at a lower price or when a BPA is being established to fill recurring requirements, requesting a price reduction could be advantageous. The potential volume of orders under these agreements, regardless of the size of the individual order, may offer the ordering office the opportunity to secure greater discounts. Schedule Contractors are not required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order.

      f. SMALL BUSINESS. For orders exceeding the micro-purchase threshold, ordering offices should give preference to the items of small business concerns when two or more items at the same delivered price will satisfy the requirement.

      g. DOCUMENTATION. Orders should be documented, at a minimum, by identifying the Contractor the item was purchased from, the item purchased, and the amount paid. If an agency requirement in excess of the micro-purchase threshold is defined so as to require a particular brand name, product, or feature of a product peculiar to one manufacturer, thereby precluding consideration of a product manufactured by another company, the

Modification                                                 Page 35 of 53 Pages


ordering office shall include an explanation in the file as to why the particular brand name, product, or feature is essential to satisfy the agency's needs.

13. FEDERAL INFORMATION TECHNOLOGY/TELECOMMUNICATION STANDARDS REQUIREMENTS:
Federal departments and agencies acquiring products from this Schedule must comply with the provisions of the Federal Standards Program, as appropriate (reference: NIST Federal Standards Index). Inquiries to determine whether or not specific products listed herein comply with Federal Information Processing Standards (FIPS) or Federal Telecommunication Standards (FED-STDS), which are cited by ordering offices, shall be responded to promptly by the Contractor.

13.1 FEDERAL INFORMATION PROCESSING STANDARDS PUBLICATIONS (FIPS PUBS):
Information Technology products under this Schedule that do not conform to Federal Information Processing Standards (FIPS) should not be acquired unless a waiver has been granted in accordance with the applicable "FIPS Publication." Federal Information Processing Standards Publications (FIPS PUBS) are issued by the U.S. Department of Commerce, National Institute of Standards and Technology
(NIST), pursuant to National Security Act. Information concerning their availability and applicability should be obtained from the National Technical Information Service (NTIS), 5285 Port Royal Road, Springfield, Virginia 22161. FIPS PUBS include voluntary standards when these are adopted for Federal use. Individual orders for FIPS PUBS should be referred to the NTIS Sales Office, and orders for subscription service should be referred to the NTIS Subscription Officer, both at the above address, or telephone number (703) 487-4650.

13.2 FEDERAL TELECOMMUNICATION STANDARDS (FED-STDS): Telecommunication products under this Schedule that do not conform to Federal Telecommunication Standards (FED-STDS) should not be acquired unless a waiver has been granted in accordance with the applicable "FED-STD." Federal Telecommunication Standards are issued by the U.S. Department of Commerce, National Institute of Standards and Technology
(NIST), pursuant to National Security Act. Ordering information and information concerning the availability of FED-STDS should be obtained from the GSA, Federal Supply Service, Specification Section, 470 East L'Enfant Plaza, Suite 8100, SW, Washington, DC 20407, telephone number (202)619-8925. Please include a self-addressed mailing label when requesting information by mail. Information concerning their applicability can be obtained by writing or calling the U.S. Department of Commerce, National Institute of Standards and Technology, Gaithersburg, MD 20899, telephone number (301)975-2833.

Modification                                                 Page 36 of 53 Pages


14. SECURITY REQUIREMENTS. In the event security requirements are necessary, the ordering activities may incorporate, in their delivery orders, a security clause in accordance with current laws, regulations, and individual agency policy; however, the burden of administering the security requirements shall be with the ordering agency. If any costs are incurred as a result of the inclusion of security requirements, such costs will not exceed ten percent (10%) or $100,000, of the total dollar value of the order, whichever is lessor.

15. CONTRACT ADMINISTRATION FOR ORDERING OFFICES: Any ordering office, with respect to any one or more delivery orders placed by it under this contract, may exercise the same rights of termination as might the GSA Contracting Officer under provisions of FAR 52.212-4.. paragraphs (1) Termination for the Government's convenience, and (in) Termination for Cause (See C.1.)

16. GSA ADVANTAGE!

GSA Advantage! is an on-line, interactive electronic information and ordering system that provides on-line access to vendors' schedule prices with ordering information. GSA Advantage! will allow the user to perform various searches across all contracts including, but not limited to:

      (1) Manufacturer;
      (2) Manufacturer's Part Number; and
      (3) Product categories.

Agencies can browse GSA Advantage! by accessing the Internet World Wide Web utilizing a browser (ex.: NetScape) The Internet address is http://www.fss.gsa.gov/.

17. PURCHASE OF INCIDENTAL, NON-SCHEDULE ITEMS

For administrative convenience, open market (non-contract) items may be added to a Federal Supply Schedule Blanket Purchase Agreement (BPA) or an individual order, provided that the items are clearly labeled as such on the order, all applicable regulations have been followed, and price reasonableness has been determined by the ordering activity for the open market (non-contract) items.

18. CONTRACTOR COMMITMENTS, WARRANTIES AND REPRESENTATIONS

      a. For the purpose of this contract, commitments, warranties and representations include, in addition to those agreed to for the entire schedule contract:

Modification                                                 Page 37 of 53 Pages


            (1) Time of delivery/installation quotations for individual orders;

            (2) Technical representations and/or warranties of products concerning performance, total system performance and/or configuration, physical, design and/or functional characteristics and capabilities of a product/equipment/service/software package submitted in response to requirements which result in orders under this schedule contract.

            (3) Any representations and/or warranties concerning the products made in any literature, description, drawings and/or specifications furnished by the Contractor.

      b. The above is not intended to encompass items not currently covered by the GSA Schedule contract.

19. OVERSEAS ACTIVITIES

The terms and conditions of this contract shall apply to all orders for installation, maintenance and repair of equipment in areas listed in the pricelist outside the 48 contiguous states and the District of Columbia, except as indicated below:


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Upon request of the Contractor, the Government may provide the Contractor with logistics support, as available, in accordance with all applicable Government regulations. Such Government support will be provided on a reimbursable basis, and will only be provided to the Contractor's technical personnel whose services are exclusively required for the fulfillment of the terms and conditions of this contract.

20. YEAR 2000 WARRANTY - COMMERCIAL SUPPLY ITEMS (I-FSS-550-A) (AUG 1997)

As used in this clause, "Year 2000 compliant" means information technology that accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations. Furthermore, Year 2000 compliant information technology, when used in combination with other information technology, shall accurately process date/time if the other information technology properly exchanges date/time data with it.

Modification                                                 Page 38 of 53 Pages


(a) All currently awarded products that are not Year 2000 compliant must be deleted from this contract no later than December 31, 1999.

(b) Any contract modifications, adding new items under clause 552.243-72, Modifications (Multiple Award Schedule), must meet the warranty requirement in paragraph c, below.

(c) The Contractor warrants that each hardware, software, and firmware product delivered under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all listed or unlisted products (e.g. hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the Contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

21. BLANKET PURCHASE AGREEMENTS (BPAs)

Federal Acquisition Regulation (FAR) 13.201(a) defines Blanket Purchase Agreements (BPAs) as "...a simplified method of filling anticipated repetitive needs for supplies or services by establishing `charge accounts' with qualified sources of supply." The use of Blanket Purchase Agreements under the Federal Supply Schedule Program is authorized in accordance with FAR 13.202(c) (3), which reads, in part, as follows:

"BPAs may be established with Federal Supply Schedule Contractors, if not inconsistent with the terms of the applicable schedule contract."

Modification                                                 Page 39 of 53 Pages


Federal Supply Schedule contracts contain BPA provisions to enable schedule users to maximize their administrative and purchasing savings. This feature permits schedule users to set up "accounts" with Schedule Contractors to fill recurring requirements. These accounts establish a period for the BPA and generally address issues such as the frequency of ordering and invoicing, authorized callers, discounts, delivery locations and times. Agencies may qualify for the best quantity/volume discounts available under the contract, based on the potential volume of business that may be generated through such an agreement, regardless of the size of the individual orders. In addition, agencies may be able to secure a discount higher than that available in the contract based on the aggregate volume of business possible under a BPA. Finally, Contractors may be open to a progressive type of discounting where the discount would increase once the sales accumulated under the BPA reach certain prescribed levels. Use of a BPA may be particularly useful with the new Maximum Order feature. See the Suggested Format, contained in this Schedule Pricelist, for customers to consider when using this purchasing tool.

22. CONTRACTOR TEAM ARRANGEMENTS

Federal Supply Schedule Contractors may use "Contractor Team Arrangements" (see FAR 9.6) to provide solutions when responding to a customer agency requirements. The policy and procedures outlined in this part will provide more flexibility and allow innovative acquisition methods when using the Federal Supply Schedules. See the additional information regarding Contractor Team Arrangements in this Schedule Pricelist.

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18.   DELETE FROM ATTACHMENT I THE SECTION ENTITLED TERMS AND CONDITIONS
      APPLICABLE TO INFORMATION TECHNOLOGY PROFESSIONAL SERVICES (SPECIAL ITEM 132-51) AND ELECTRONIC COMMERCE SERVICES (SPECIAL ITEM 132-52) FOR GENERAL PURPOSE INFORMATION TECHNOLOGY SERVICES AND REPLACE WITH THE FOLLOWING:

         TERMS AND CONDITIONS APPLICABLE TO INFORMATION TECHNOLOGY (IT)
             PROFESSIONAL SERVICES (SPECIAL ITEM NUMBER 132-51) AND
         ELECTRONIC COMMERCE (EC) SERVICES (SPECIAL ITEM NUMBER 132-52)

**THE PHRASE, "INFORMATION TECHNOLOGY (IT) PROFESSIONAL SERVICES/ELECTRONIC COMMERCE (EC) SERVICES" IN THE FOLLOWING PARAGRAPHS MAY NEED TO BE REVISED IN ORDER TO BE CONSISTENT WITH THE OFFEROR'S PROPOSAL; E.G., IF ONLY IT PROFESSIONAL SERVICES ARE OFFERED, ALL REFERENCES TO EC SERVICES SHOULD BE DELETED.**

1.    SCOPE

      a. The prices, terms and conditions stated under Special Item Number 132-51 Information Technology Professional Services and Special Item Number 132-52 Electronic Commerce Services apply exclusively to IT/EC Services within the scope of this
Information Technology Schedule.

      b. The Contractor shall provide services at the Contractor's facility and/or at the Government location, as agreed to by the Contractor and the ordering office.

**NOTE: INCLUDE PARAGRAPH 2, ONLY IF HOURLY RATES FOR IT PROFESSIONAL SERVICES ARE OFFERED.**

2.    ORDERING PROCEDURES

a. Procedures for IT professional services priced on GSA schedule at hourly rates.

      (1) FAR 8.402 contemplates that GSA may occasionally find it necessary to establish special ordering procedures for individual Federal Supply Schedules or for some Special Item Numbers (SINs) within a Schedule. GSA has established special ordering procedures for IT professional services (SIN 132-51)

Modification                                                 Page 41 of 53 Pages


that are priced on schedule at hourly rates. These special ordering procedures which are outlined herein take precedence over the procedures in FAR 8.404.

      (2) The GSA has determined that the rates for IT professional services contained in this pricelist are fair and reasonable. However, the ordering office using this contract is responsible for considering the level of effort and mix of labor proposed to perform a specific task being ordered and for making a determination that the total firm-fixed price or ceiling price is fair and reasonable.

      (3) When ordering IT professional services ordering offices shall -

            (i) Prepare a Request for quotation:

                 (A) A performance-based statement of work that outlines, at a minimum, the work to be performed, location of work, period of performance, deliverable schedule, applicable standards, acceptance criteria, and any special requirements (i.e., security clearances, travel, special knowledge, etc.)
should be prepared.

                 (B) A request for quotation should be prepared which includes the performance-based statement of work and requests the contractors submit either a firm-fixed price or a ceiling price to provide the services outlined in the statement of work. A firm-fixed price order shall be requested, unless the ordering office makes a determination that it is not possible at the time of placing the order to estimate accurately the extent or duration of the work or to anticipate cost with any reasonable degree of confidence. When such a determination is made, a labor hour or time-and-materials proposal may be requested. The firm-fixed price shall be based on the hourly rates in the schedule contract and shall consider the mix of labor categories and level of effort required to perform the services described in the statement of work. The firm-fixed price of the order should also include any travel costs or other incidental costs related to performance of the services ordered, unless the order provides for reimbursement of travel costs at the rates provided in the Federal Travel or Joint Travel Regulations. A ceiling price must be established for labor hour and time and material orders.

                 (C) The request for quotation may request the contractors, if necessary or appropriate, submit a project plan for performing the task and information on the contractor's experience and/or past performance performing similar tasks.

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                 (D) The request for quotation shall notify the contractors what basis will be used for selecting the contractor to receive the order. The notice shall include the basis for determining whether the contractors are technically qualified and provide an explanation regarding the intended use of any experience and/or past performance information in determining technical acceptability of responses. If consideration will be limited to schedule contractors who are small business concerns as permitted by paragraph (ii) (A) below, the request for quotations shall notify the contractors that will be the case.

            (ii) Transmit the Request for quotation to Contractors:

                 (A) Based upon an initial evaluation of catalogs and pricelists, the ordering office should identify the contractors that appear to offer the best value (considering the scope of services offered, hourly rates and other factors such as contractors' locations, as appropriate) When buying IT professional services under SIN 132-51 ONLY, the ordering office, at its discretion, may limit consideration to those schedule contractors that are small business concerns. This limitation is not applicable when buying supplies and/or services under other SINs as well as SIN 132-51. The limitation may only be used when at least three (3) small businesses that appear to offer services that will meet the agency's needs are available, if the order is estimated to exceed the micro-purchase threshold.

                 (B) The request for quotation should be to three (3) contractors if the proposed order is estimated to exceed the micro-purchase threshold, but not to exceed the maximum order threshold. For proposed orders exceeding the maximum order threshold, the request for quotation should be provided to additional contractors that offer services that will meet the agency's needs. Ordering offices should strive to minimize the contractors' costs associated with responding to requests for proposals for specific orders. Requests should be tailored to the minimum level necessary for adequate evaluation and selection for order placement.

            (iii) Evaluate proposals and select the contractor to receive the order:

                 After responses have been evaluated against the factors identified in the request for quotation, the order should be placed with the schedule contractor that represents the best value and results in the lowest overall cost alternative (considering price, special qualifications, administrative costs, etc.) to meet the Government's needs.

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      (4) The establishment of Federal Supply Schedule Blanket Purchase
Agreements (BPAs) for recurring services is permitted when the procedures outlined herein are followed. All BPAs for services must define the services that may be ordered under the BPA, along with delivery or performance time frames, billing procedures, etc. The potential volume of orders under BPAs, regardless of the size of individual orders, may offer the ordering office the opportunity to secure volume discounts. When establishing BPAs ordering offices shall -

            (i) Inform contractors in the request for quotation (based on the agency's requirement) if a single BPA or multiple BPAs will be established, and indicate the basis that will be used for selecting the contractors to be awarded the BPAs.

                 (A) SINGLE BPA: Generally, a single BPA should be established when the ordering office can define the tasks to be ordered under the BPA and establish a firm-fixed price or ceiling price for individual tasks or services to be ordered. When this occurs, authorized users may place the order directly under the established BPA when the need for service arises. The schedule contractor that represents the best value and results in the lowest overall cost alternative to meet the agency's needs should be awarded the BPA.

                 (B) MULTIPLE BPAs: When the ordering office determines multiple BPAs are needed to meet its requirements, the ordering office should determine which contractors can meet any technical qualifications before establishing the BPAs. When multiple BPAs are established, the authorized users must follow the procedure in (3) (ii) (B) above, and then place the order with the schedule contractor that represents the best value and results in the lowest overall cost alternative to meet the agency's needs.

            (ii) Review BPAs periodically. Such reviews shall be conducted at least annually. The purpose of the review is to determine whether the BPA still represents the best value (considering price, special qualifications, etc.) and results in the lowest overall cost alternative to meet the agency's needs.

      (5) The ordering office should give preference to small business concerns when two or more contractors can provide the services at the same firm-fixed price or ceiling price.

Modification                                                 Page 44 of 53 Pages


      (6) When the ordering office's requirement involves both products as well as IT professional services, the ordering office should total the prices for the products and the firm-fixed price for the services and select the contractor that represents the greatest value in terms of meeting the agency's total needs.

      (7) The ordering office, at a minimum, should document orders by identifying the contractor the services were purchased from, the services purchased, and the amount paid. If other than a firm-fixed price order is placed, such documentation should include the basis for the determination to use a labor-hour or time-and-materials order. For agency requirements in excess of the micro-purchase threshold, the order file should document the evaluation of schedule contractors' proposals that formed the basis for the selection of the contractor that received the order and the rationale for any trade-offs made in making the selection.

b. Ordering Procedures for other services available on schedule at fixed prices for specifically defined services or tasks.

      Orders placed pursuant to a Multiple Award Schedule (MAS), using the procedures in FAR 8.404, are considered to be issued pursuant to full and open competition. Therefore, when placing orders under Federal Supply Schedules, ordering offices need not seek further competition, synopsize the requirement, make a separate determination of fair and reasonable pricing, or consider small business set-asides in accordance with subpart 19.5. GSA has already determined the prices of items under schedule contracts to be fair and reasonable. By placing an order against a schedule using the procedures outlined below, the ordering office has concluded that the order represents the best value and results in the lowest overall cost alternative (considering price, special features, administrative costs, etc.) to meet the Government's needs.

      (1) ORDERS PLACED AT OR BELOW THE MICRO-PURCHASE THRESHOLD. Ordering offices can place orders at or below the micro-purchase threshold with any Federal Supply Schedule Contractor.

      (2) ORDERS EXCEEDING THE MICRO-PURCHASE THRESHOLD BUT NOT EXCEEDING THE MAXIMUM ORDER THRESHOLD. Orders should be placed with the Schedule Contractor that can provide the supply or service that represents the best value. Before placing an order, ordering offices should consider reasonably available information about the service offered under MAS contracts by using the "GSA Advantage!" on-line shopping service, or by reviewing the catalogs/pricelists of at least three Schedule Contractors and selecting the delivery and other options available under the

Modification                                                 Page 45 of 53 Pages


schedule that meets the agency's needs. In selecting the service representing the best value, the ordering office may consider- (i) special features of the service that are required in effective program performance and that are not provided by a comparable service; and (ii) past performance.

      (3) ORDERS EXCEEDING THE MAXIMUM ORDER THRESHOLD. Each schedule contract has an established maximum order threshold. This threshold represents the point where it is advantageous for the ordering office to seek a price reduction. In addition to following the procedures in paragraph b, above, and before placing an order that exceeds the maximum order threshold, ordering offices shall--

            (i) Review additional Schedule Contractors' catalogs/pricelists or use the "GSA Advantage!" on-line shopping service;

            (ii) Based upon the initial evaluation, generally seek price reductions from the Schedule Contractor(s) appearing to provide the best value (considering price and other factors); and

            (iii) After price reductions have been sought, place the order with the Schedule Contractor that provides the best value and results in the lowest overall cost alternative. If further price reductions are not offered, an order may still be placed, if the ordering office determines that it is appropriate.

            NOTE: For orders exceeding the maximum order threshold, the Contractor may:

                 (A) Offer a new lower price for this requirement (the Price Reductions clause is not applicable to orders placed over the maximum order in FAR 52.216-19 Order Limitations);

                 (B) Offer the lowest price available under the contract; or

                 (C) Decline the order (orders must be returned in accordance with FAR 52.216-19).

      (4) BLANKET PURCHASE AGREEMENTS (BPAs). The establishment of Federal Supply Schedule BPAs is permitted when following the ordering procedures in FAR
8.404. All schedule contracts contain BPA provisions. Ordering offices may use BPAs to establish accounts with Contractors to fill recurring requirements. BPAs should address the frequency of ordering and invoicing, discounts, and delivery locations and times.

Modification                                                 Page 46 of 53 Pages


      (5) PRICE REDUCTIONS. In addition to the circumstances outlined in paragraph (3), above, there may be instances when ordering offices will find it advantageous to request a price reduction. For example, when the ordering office finds a schedule service ~elsewhere at a lower price or when a BPA is being established to fill recurring requirements, requesting a price reduction could be advantageous. The potential volume of orders under these agreements, regardless of the size of the individual order, may offer the ordering office the opportunity to secure greater discounts. Schedule Contractors are not required to pass on to all schedule users a price reduction extended only to an individual agency for a specific order.

      (6) SMALL BUSINESS. For orders exceeding the micro- purchase threshold, ordering offices should give preference to the items of small business concerns when two or more items at the same delivered price will satisfy the requirement.

      (7) DOCUMENTATION. Orders should be documented, at a minimum, by identifying the Contractor the item was purchased from, the item purchased, and the amount paid. If an agency requirement in excess of the micro-purchase threshold is defined so as to require a particular brand name, product, or feature of a product peculiar to one manufacturer, thereby precluding consideration of a product manufactured by another company, the ordering office shall include an explanation in the file as to why the particular brand name, product, or feature is essential to satisfy the agency's needs.

3.    ORDER

      a. Agencies may use written orders, EDI orders, blanket purchase agreements, individual purchase orders, or task orders for ordering services under this contract. Blanket Purchase Agreements shall not extend beyond the end of the contract period; all services and delivery shall be made and the contract terms and conditions shall continue in effect until the completion of the order. Orders for tasks which extend beyond the fiscal year for which funds are available shall include FAR 52.232-19 Availability of Funds for the Next Fiscal Year. The purchase order shall specify the availability of funds and the period for which funds are available.

      b. All task orders are subject to the terms and conditions of the contract. In the event of conflict between a task order and the contract, the contract will take precedence.

Modification                                                 Page 47 of 53 Pages


4.    PERFORMANCE OF SERVICES

      a. The Contractor shall commence performance of services on the date agreed to by the Contractor and the ordering office.

      b. The Contractor agrees to render services only during normal working hours, unless otherwise agreed to by the Contractor and the ordering office.

      c. The Contractor guarantees the satisfactory completion of the IT/EC Services performed under the task order and that all contract personnel utilized in the performance of IT/EC services under the task order shall have the education, experience, and expertise as stated in the task order.

      d. Any Contractor travel required in the performance of IT/EC Services must comply with the Federal Travel Regulation or Joint Travel Regulations, as applicable, in effect on the date(s) the travel is performed. Established Federal Government per diem rates will apply to all Contractor travel. Contractors cannot use GSA city pair contracts.

5.    INSPECTION OF SERVICES

The Inspection of Services-Fixed Price (AUG 1996) clause at FAR 52.246-4 applies to firm-fixed price orders placed under this contract. The
Inspection-Time-and-Materials and Labor-Hour (JAN 1986) clause at FAR 52.246-6 applies to time-and-materials and labor-hour orders placed under this contract.

6.    RESPONSIBILITIES OF THE CONTRACTOR

The Contractor shall comply with all laws, ordinances, and regulations (Federal, State, City, or otherwise) covering work of this character.

7.    RESPONSIBILITIES OF THE GOVERNMENT

Subject to security regulations, the ordering office shall permit Contractor access to all facilities necessary to perform the requisite IT/EC Services.

8.    INDEPENDENT CONTRACTOR

All IT/EC Services performed by the Contractor under the terms of this contract shall be as an independent Contractor, and not as an agent or employee of the Government.

Modification                                                 Page 48 of 53 Pages


9.    ORGANIZATIONAL CONFLICTS OF INTEREST

a.    Definitions.

"Contractor" means the person, firm, unincorporated association, joint venture, partnership, or corporation that is a party to this contract.

"Contractor and its affiliates" and "Contractor or its affiliates" refers to the Contractor, its chief executives, directors, officers, subsidiaries, affiliates, subcontractors at any tier, and consultants and any joint venture involving the Contractor, any entity into or with which the Contractor subsequently merges or affiliates, or any other successor or assignee of the Contractor.

An "Organizational conflict of interest" exists when the nature of the work to be performed under a proposed Government contract, without some restriction on activities by the Contractor and its affiliates, may either (i) result in an unfair competitive advantage to the Contractor or its affiliates or (ii) impair the Contractor's or its affiliates' objectivity in performing contract work.

b. To avoid an organizational or financial conflict of interest and to avoid prejudicing the best interests of the Government, ordering offices may place restrictions on the Contractors, its affiliates, chief executives, directors, subsidiaries and subcontractors at any tier when placing orders against schedule contracts. Such restrictions shall be consistent with FAR 9.505 and shall be designed to avoid, neutralize, or mitigate organizational conflicts of interest that might otherwise exist in situations related to individual orders placed against the schedule contract. Examples of situations, which may require restrictions, are provided at FAR 9.508.

10.   INVOICES

The Contractor, upon completion of the work ordered, shall submit invoices for IT/EC services. Progress payments may be authorized by the ordering office on individual orders if appropriate. Progress payments shall be based upon completion of defined milestones or interim products. Invoices shall be submitted monthly for recurring services performed during the preceding month.

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11.   PAYMENTS

For firm-fixed price orders the Government shall pay the Contractor, upon submission of proper invoices or vouchers, the prices stipulated in this contract for service rendered and accepted. Progress payments shall be made only when authorized by the order. For time-and-materials orders, the Payments under Time-and-Materials and Labor-Hour Contracts (Alternate I (APR 1984)) at FAR 52.232-7 applies to time-and-materials orders placed under this contract. For labor-hour orders, the Payment under Time-and-Materials and Labor-Hour Contracts (FEB 1997) (Alternate II (JAN 1986)) at FAR 52.232-7 applies to labor-hour orders placed under this contract.

12.   RESUMES

Resumes shall be provided to the GSA Contracting Officer or the user agency upon request.

13.   INCIDENTAL SUPPORT COSTS

Incidental support costs are available outside the scope of this contract. The costs will be negotiated separately with the ordering agency in accordance with the guidelines set forth in the FAR.

14.   APPROVAL OF SUBCONTRACTS

The ordering activity may require that the Contractor receive, from the ordering activity's Contracting Officer, written consent before placing any subcontract for furnishing any of the work called for in a task order.

15.   DESCRIPTION OF IT/EC SERVICES AND PRICING

**NOTE TO CONTRACTORS: The information provided below is designed to assist Contractors in providing complete descriptions and pricing information for the IT/EC Services offered. This language should NOT be printed as part of the Information Technology Schedule Pricelist; instead, Contractors should provide the same type of information as it relates to the IT/EC Services offered under the contract.**

      a. The Contractor shall provide a description of each type of IT/EC Service offered under Special Item Numbers 132-51 and 132-52. IT/EC Services should be presented in the same manner as the Contractor sells to its commercial and other Government customers. If

Modification                                                 Page 50 of 53 Pages


the Contractor is proposing hourly rates, a description of all corresponding commercial job titles (labor categories) for those individuals who will perform the service should be provided.

      b. Pricing for all IT/EC Services shall be in accordance with the Contractor's customary commercial practices; e.g., hourly rates, monthly rates, term rates, and/or fixed prices.

The following is an EXAMPLE of the manner in which the description of a commercial job title should be presented:

EXAMPLE:

COMMERCIAL JOB TITLE: System Engineer

MINIMUM/GENERAL EXPERIENCE: Three (3) years of technical experience which applies to systems analysis and design techniques for complex computer systems. Requires competence in all phases of systems analysis techniques, concepts and methods; also requires knowledge of available hardware, system software, input/output devices, structure and management practices.

FUNCTIONAL RESPONSIBILITY: Guides users in formulating requirements, advises alternative approaches, conducts feasibility studies.

MINIMUM EDUCATION: Bachelor's Degree in Computer Science


19. ADD THE FOLLOWING TO THE END OF THE TERMS AND CONDITIONS AND PRIOR TO THE PRICES OF THE FEDERAL SUPPLY SERVICE AUTHORIZED INFORMATION TECHNOLOGY SCHEDULE PRICELIST (FORMERLY KNOWN AS ATTACHMENT I OF THE SOLICITATION).

**INCLUDE THE FOLLOWING IN THE PROPOSED FSS IT SCHEDULE PRICELIST. **

                            USA COMMITMENT TO PROMOTE
                          SMALL BUSINESS PARTICIPATION
                              PROCUREMENT PROGRAMS

PREAMBLE

(Name of Company) provides commercial products and services to the Federal Government. We are committed to promoting participation of small, small disadvantaged and women-owned small businesses in our contracts. We pledge to provide opportunities to the small business community through reselling opportunities, mentor-protege programs, joint ventures, teaming arrangements, and subcontracting.

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COMMITMENT

To actively seek and partner with small businesses.

To identify, qualify, mentor and develop small, small disadvantaged and women-owned small businesses by purchasing from these businesses whenever practical.

To develop and promote company policy initiatives that demonstrate our support for awarding contracts and subcontracts to small business concerns.

To undertake significant efforts to determine the potential of small, small disadvantaged and women-owned small business to supply products and services to our company.

To insure procurement opportunities are designed to permit the maximum possible participation of small, small disadvantaged, and women-owned small businesses.

To attend business opportunity workshops, minority business enterprise seminars, trade fairs, procurement conferences, etc., to identify and increase small businesses with whom to partner.

To publicize in our marketing publications our interest in meeting small businesses that may be interested in subcontracting opportunities.

We signify our commitment to work in partnership with small, small disadvantaged and women-owned small businesses to promote and increase their participation in Federal Government contracts. To accelerate potential opportunities please contact (Insert Company Point of contact, phone number, e-mail address, fax number).

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20.   IN ORDER TO ASSIST GSA/FSS IN UPDATING OUR DATABASE, PLEASE PROVIDE/UP
      DATE THE FOLLOWING INFORMATION:

(a)   Offerors are to insert the ordering information below:

ORDERING ADDRESS:          275 West Street, Suite 400
                 ---------------------------------------------------------------
   Annapolis, Maryland                      ZIP CODE:    21401
-----------------------------------------            ---------------------------

ORDERING FACSIMILE:         410-263-7617
                   -------------------------------------------------------------

(b) Offerors are required to designate a person to be contacted for prompt contract administration.

NAME:      Jeffrey Mogelinski
     ---------------------------------------------------------------------------
TITLE:     Contracts Manager
      --------------------------------------------------------------------------
ADDRESS:    275 West Street, Suite 400
        ------------------------------------------------------------------------
        Annapolis, Maryland                 ZIP CODE:    21401
------------------------------------------           ---------------------------

TELEPHONE NO.: (410) 280-1236               FAX NO.:  (410) 263-7617
              ----------------------------          ----------------------------
E-MAIL ADDRESS:   mogelinj@pobox.tcs-inc.com
               -----------------------------------------------------------------

(c) Contractor compliance with the GSA Form 72A reporting requirements and the Industrial Funding Fee will be delegated to a GSA Administrative Contracting Officer. The Contract Management Zone will be determined based upon the location of the individual designated by the Contractor for administration of the contract's GSA Form 72A reporting. The name of this individual, along with the person responsible for questions concerning the Industrial Funding Fee, must be provided by the Contractor prior to the award of a contract.

GSA FORM 72A:

NAME:       Jeffrey Mogelinski
     ---------------------------------------------------------------------------
ADDRESS:        275 West Street, Suite 400
        ------------------------------------------------------------------------
        Annapolis, Maryland                 ZIP CODE:   21401
-----------------------------------------            ---------------------------
TELEPHONE NO.:   (410) 280-1236             FAX NO.:  (410) 263-7617
              ---------------------------            ---------------------------
E-MAIL ADDRESS:   mogelinj@pobox.tcs-inc.com
               -----------------------------------------------------------------

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INDUSTRIAL FUNDING FEE:

NAME:           Jeffrey Mogelinski
     ---------------------------------------------------------------------------
ADDRESS:        275 West Street, Suite 400
        ------------------------------------------------------------------------
      Annapolis, Maryland                      ZIP CODE:    21401
---------------------------------------------           ------------------------
TELEPHONE NO.:    (410) 280-1236               FAX NO.:   (410) 263-7617
              -------------------------------          -------------------------
E-MAIL ADDRESS:   mogelinj@pobox.tcs-inc.com
               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |    5
------------------------------------------------------------------------------------------------------------------------------------
AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                  5. PROJECT NO. (If applicable)
        MOD PCO # 04               1-25-99
------------------------------------------------------------------------------------------------------------------------------------
ISSUED BY               CODE                      7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GENERAL SERVICES ADMINISTRATION, FSS
IT ACQUISITION CENTER
WASHINGTON, DC

------------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)                 (X)  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

TELECOMMUNICATION SYSTEMS INC.                                                                --------------------------------------
275 WEST STREET, SUITE 400                                                                    9B. DATED (SEE ITEM 11)
ANNAPOLIS, MD. 21401
                                                                                         -------------------------------------------
                                                                                              10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                    NO. GS-35F-4655H
                                                                                          X
                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE                                                                  01/20/98
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
   CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
   IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
X  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
      MUTUAL AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not,  [ ] is required to sign this document and return     copies to the issuing office.
                                                                                       ---
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    The above numbered contract is hereby modified as follows:

               1. A 3.7% price increase is granted under clause I.15 Economic Price Adjustment.

               2. Clause I.15 Economic Price Adjustment is modified as attached, and incorporated into the contract.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

                                                                         BEN A. REED, Contracting Officer, FCIS
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           16C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                                         BY  /s/ BEN A. REED                           1-25-99
----------------------------------------                                     ---------------------------------
(Signature of Person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7640-01-162-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA
                                                                                                                 FAR (48 CFR) 53.243

I.15 (REVISED 7/98)      ECONOMIC PRICE ADJUSTMENT

Price adjustments include price increases and price decreases. Adjustments will be considered as follows:

(a) Contractors shall submit price decreases anytime during the contract period in which they occur. Price decreases will be handled in accordance with the provisions of the Price Reduction Clause.

(b) Contractors may request price increases to be effective on or after the 12-months of the contract period providing all of the following conditions are met:

          (1) Increases have resulted from a reissue or other modification of the Contractor's commercial catalog/pricelist that was used as the basis for contract award, or increases that are based on the below items.

          If no commercial catalog/pricelist was used as the basis for contract award, then requested increase will be evaluated against either of the following methods:

     a. The year over year percentage increase of the Department of Labor Employment Cost Index for Professional, Technical and Specialty Workers.

     b. Increases resulting from a change in the contractor's market prices that were the basis of negotiation.

     (2) No more than three increases will be considered during each succeeding 12-month period of the contract, (For succeeding contract periods of less than 12 months, up to three increases will be considered subject to the other conditions of this subparagraph (b)).

     (3) Increases are requested before the last 60 days of the contract period.

     (4)  At least 30 days elapse between requested increases.

(c) In any contract period during which price increases will be considered, the aggregate of the increases during any 12-month period shall not exceed 10 percent of the contract unit price in effect at the end of the preceding 12-month period. The Government reserves the right to raise the ceiling when market conditions during the contract period support such a change.

(d) The following material shall be submitted with the request for a price increase:

     (1) A copy of the commercial catalog/pricelist showing the price increase and the effective date for commercial customers.

     (2) Commercial Sales Practice format regarding the Contractor's commercial pricing practice relating to the reissued or modified catalog/pricelist, or a certification that no change has occurred in the data since completion of the initial negotiation or a subsequent submission.

     (3) Documentation supporting the reasonableness of the price increase (copies of the appropriate indices, etc.)

(e)  The Government reserves the right to exercise one of the following options:

     (1) Accept the Contractor's price increases as requested when all conditions of (b), (c), and (d), above, are satisfied;

     (2) Negotiate more favorable discounts from the new commercial prices when the total increase requested is not supported; or,

     (3) Remove the product(s) from contract involved pursuant to the Cancellation Clause of this contract, when the increase requested is not supported.

The contract modification reflecting the price adjustment shall be signed by the Government and made effective upon receipt of notification from the Contractor that the new catalogs/pricelist have been mailed to the addresses previously furnished by the Contracting Officer, provided that in no event shall such price adjustment be effective prior to the effective date of the commercial price increases. The increased contract prices shall apply to delivery orders issued to the Contractor on or after the effective date of the contract modification.

Telecommunication Systems Inc.          GS-35F-4655H           Page 2 of 2 pages

                        TELECOMMUNICATIONS SYSTEMS, INC.
                                  GS-35F-4655H
                   MODIFICATION #__-ECONOMIC PRICE ADJUSTMENT


                      Off-Site (Contractor Facility) Rate

------------------------------------------------------------------------------------------------
                                                          BURDENED       BURDENED       BURDENED
ORDER                                                      HOURLY       PERCENTAGE       HOURLY
NUMBER              LABOR CATEGORY                          RATE         INCREASE         RATE
------------------------------------------------------------------------------------------------
TCS-01 OFF          Program Manager                         $88.10         3.7%           $91.36
TCS-02 OFF          Systems Manager                         $87.04         3.7%           $90.26
TCS-03 OFF          Sr. Systems Manager                     $61.28         3.7%           $63.55
TCS-04 OFF          Jr. Systems Manager                     $35.51         3.7%           $36.82
TCS-05 OFF          Systems Administrator                   $63.31         3.7%           $65.65
TCS-06 OFF          Network Manager                         $91.92         3.7%           $95.32
TCS-07 OFF          Sr. Network Engineer                    $70.03         3.7%           $72.62
TCS-08 OFF          Jr. Network Engineer                    $40.30         3.7%           $41.79
TCS-09 OFF          Network Administrator                   $58.03         3.7%           $60.18
TCS-10 OFF          Sr. Network Technician                  $54.37         3.7%           $56.38
TCS-11 OFF          Jr. Network Technician                  $26.88         3.7%           $27.87
TCS-12 OFF          Computer Repair Technician              $23.47         3.7%           $24.34
TCS-13 OFF          Computer Resources Administrator        $59.09         3.7%           $61.28
TCS-14 OFF          Data Base Management Specialist         $68.03         3.7%           $70.55
TCS-15 OFF          Office Automation Specialist            $62.04         3.7%           $64.34
TCS-16 OFF          Configuration Management Specialist     $59.09         3.7%           $61.28
TCS-17 OFF          Computer Graphics Specialist            $42.98         3.7%           $44.57
TCS-18 OFF          Systems Software Specialist             $64.84         3.7%           $67.24
TCS-19 OFF          ADP Hardware Specialist                 $64.53         3.7%           $66.92
TCS-20 OFF          Help Desk Coordinator                   $47.68         3.7%           $49.44
TCS-21 OFF          Technical Writer                        $45.52         3.7%           $47.20
TCS-22 OFF          Computer Graphics Illustrator           $26.27         3.7%           $27.24
TCS-23 OFF          Sr. Programmer                          $56.94         3.7%           $59.05
TCS-24 OFF          Clerk                                   $29.78         3.7%           $30.88


TeleCommunication Systems, Inc.         GS-35F-4655HG

                        TELECOMMUNICATION SYSTEMS, INC.
                                  GS-35F-4655H
                 MODIFICATION #      -ECONOMIC PRICE ADJUSTMENT



                       ON-SITE (GOVERNMENT FACILITY) RATE


-------------------------------------------------------------------------------------------
                                                      BURDENED       BURDENED      BURDENED
ORDER                                                  HOURLY       PERCENTAGE      HOURLY
NUMBER         LABOR CATEGORY                           RATE         INCREASE        RATE
-------------------------------------------------------------------------------------------
TCS-01 ON      Program Manager                         $72.71          3.7%          $75.40
TCS-02 ON      Systems Manager                         $71.84          3.7%          $74.50
TCS-03 ON      Sr. Systems Manager                     $51.28          3.7%          $53.18
TCS-04 ON      Jr. Systems Manager                     $29.62          3.7%          $30.72
TCS-05 ON      Systems Administrator                   $52.24          3.7%          $54.17
TCS-06 ON      Network Manager                         $75.86          3.7%          $78.67
TCS-07 ON      Sr. Network Engineer                    $58.60          3.7%          $60.77
TCS-08 ON      Jr. Network Engineer                    $33.26          3.7%          $34.49
TCS-09 ON      Network Administrator                   $47.89          3.7%          $49.66
TCS-10 ON      Sr. Network Technician                  $44.87          3.7%          $46.53
TCS-11 ON      Jr. Network Technician                  $22.18          3.7%          $23.00
TCS-12 ON      Computer Repair Technician              $19.36          3.7%          $20.08
TCS-13 ON      Computer Resources Administrator        $48.76          3.7%          $50.56
TCS-14 ON      Data Base Management Specialist         $68.03          3.7%          $70.55
TCS-15 ON      Office Automation Specialist            $51.21          3.7%          $53.10
TCS-16 ON      Configuration Management Specialist     $48.76          3.7%          $50.56
TCS-17 ON      Computer Graphics Specialist            $35.47          3.7%          $36.78
TCS-18 ON      Systems Software Specialist             $53.22          3.7%          $55.19
TCS-19 ON      ADP Hardware Specialist                 $53.26          3.7%          $55.23
TCS-20 ON      Help Desk Coordinator                   $39.36          3.7%          $40.82
TCS-21 ON      Technical Writer                        $38.09          3.7%          $39.50
TCS-22 ON      Computer Graphics Illustrator           $22.65          3.7%          $23.49
TCS-23 ON      Sr. Programmer                          $46.99          3.7%          $48.73
TCS-24 ON      Clerk                                   $24.84          3.7%          $25.76



TeleCommunication systems, Inc.         GS-35F4465H

------------------------------------------------------------------------------------------------------------------------------------
                                                                1. CONTRACT ID CODE                         PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                             1   |   14
------------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.    3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.                 5. PROJECT NO. (If applicable)
   MODIFICATION PCO-05
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY               CODE                      7. ADMINISTERED BY (If other than Item 6)               CODE
                              -----------------                                                                 --------------------
GENERAL SERVICES ADMINISTRATION
  IT ACQUISITION CENTER (FCI)
 1941 JEFFERSON DAVIS HIGHWAY
       ARLINGTON, VA 22202
------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)              ( )  9A. AMENDMENT OF SOLICITATION NO.
                                                                                         ---

TeleCommunication Systems, Inc.                                                               --------------------------------------
275 West Street                                                                               9B. DATED (SEE ITEM 11)
Suite 400
Annapolis, MD 21401                                                                      -------------------------------------------
                                                                                              10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                   NO. GS-35F-4655H

                                                                                              --------------------------------------
                                                                                              10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------
CODE                          FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                                                                             [ ] is extended.   [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
------------------------------------------------------------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
( ) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH
       IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
------------------------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

------------------------------------------------------------------------------------------------------------------------------------
    D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [ ] is not,  [X] is required to sign this document and return  2 (TWO)  copies to the issuing office.
                                                                                       ---------
------------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

     THE ABOVE REFERENCED CONTRACT UNDER FSC GROUP 70, INFORMATION TECHNOLOGY MULTIPLE AWARD SCHEDULE, IS HEREBY MODIFIED.

     ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME, EXCEPT AS INDICATED BELOW:

     (NOTE: BY SIGNING THIS MODIFICATION, CONTRACTOR HAS INCORPORATED ALL THE CHANGES INTO THE CONTRACT.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                            16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Jeffrey Mogelinski
Manager, Contracts
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                           15C. DATE SIGNED       16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

            /s/ JEFFREY MOGELINSKI                    3-18-99             BY  /s/ BEN A. REED                                3-23-99
----------------------------------------                                     ---------------------------------
(Signature of person authorized to sign)                                     (Signature of Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                        30-105                                     STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                                          Prescribed by GSA

Modification                                                  Page 3 of 14 Pages


2. DELETE PARAGRAPH C.5 GUARANTEED MINIMUM IN ITS ENTIRETY AND REPLACE WITH THE
FOLLOWING:

C. 5 GUARANTEED MINIMUM (I-FSS-106) (JAN 1999)

The minimum quantity of supplies that the Government agrees to order during the period of this contract is $100. If the Contractor receives total orders for less than $100 during the term of the contract, the Government will pay the difference between the amount ordered and $100.

         (a) Payment of any amount due under this clause shall be contingent upon the Contractor's timely submission of GSA Form 72A reports (see GSAR 552.238-72 "Contractor's Report of Sales") during the period of the contract and receipt of the close-out sales report pursuant to GSAR 552.238-72.

         (b) The guaranteed minimum applies only if the contract expires or contract cancellation is initiated by the Government. The guaranteed minimum does not apply if the contract is terminated for cause or if the contract is canceled at the request of the Contractor.

3. DELETE PARAGRAPH C.7 PLACEMENT OF ORDERS IN ITS ENTIRETY AND REPLACE WITH THE
FOLLOWING:

C. 7 PLACEMENT OF ORDERS (552.216-73) (JUN 1994) (ALTERNATE II-FEB 1999)

(a) The organizations listed below may place orders under this contract. Questions regarding organizations authorized to use this schedule should be directed to the Contracting Officer.

         (1)      Executive agencies.

         (2)      Other Federal Agencies.

         (3)      Mixed-ownership Government corporations.

         (4)      The District of Columbia.

         (5) Government Contractors authorized in writing by a Federal agency pursuant to 48 CFR 51.1.

         (6) Other activities and organizations authorized by statute or regulation to use GSA as a source of supply.

(b) Orders may be placed through Electronic Data Interchange (EDI) or mailed in paper form. EDI orders shall be placed using the American National Standards Institute (ANSI) X12 Standard for Electronic Data Interchange (EDI) format.

(c) If the Contractor agrees, GSA's Federal Supply Service (FSS) will place all orders by EDI using computer-to-computer EDI. If computer-to-computer EDI is not possible, FSS will use an alternative EDI method allowing the Contractor to receive orders by facsimile transmission. Subject to the Contractor's agreement, other agencies may place orders by EDI.

MODIFICATION                                                 PAGE 4 OF 14 PAGES

(d). When computer-to-computer EDI procedures will be used to place orders, the Contractor shall enter into one or more Trading Partner Agreements (TPA) with each Federal agency placing orders electronically in order to ensure mutual understanding by the parties of certain electronic transaction conventions and to recognize the rights and responsibilities of the parties as they apply to this method of placing orders. The TPA must identify, among other things, the third party provider(s) through which electronic orders are placed, the transaction sets used, security procedures, and guidelines for implementation. Federal agencies may obtain a sample format to customize as needed from the office specified in (g) below.

(e) The Contractor shall be responsible for providing its own hardware and software necessary to transmit and receive data electronically. Additionally, each party to the TPA shall be responsible for the costs associated with its use of third party provider services.

(f) Nothing in the TPA will invalidate any part of this contract between the Contractor and the General Services Administration. All terms and conditions of this contract that otherwise would be applicable to a mailed order shall apply to the electronic order.

(g) The basic content and format of the TPA will be provided by:

             General Services Administration
             Systems Inventory and Operations Management Center (FCS), Washington, DC 20406
             Telephone: (703) 305-7741
             FAX: (703) 305-7720

4. DELETE PARAGRAPH C.22 CONTRACTOR'S REPORT OF SALES IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

C.22 CONTRACTOR'S REPORT OF SALES (552.238-72) (FEB 1999)

(a) The Contractor must report the quarterly dollar value (in U.S. dollars and rounded to the nearest whole dollar) of all sales under this contract by calendar quarter (i.e., January-March, April-June, July-September, and October-December). The dollar value of a sale is the price paid by the schedule user for products and services on a schedule contract delivery order, as recorded by the Contractor. The reported contract sales value must include the industrial funding fee (see Clause 552.238-77).

(b) The Contractor must report the quarterly dollar value of sales on electronic GSA Form 72A, Contractor's Report of Sales, to the FSS Vendor Support Center
(VSC) Website at Internet, http://VSC.gsa-gov. The Contractor must report sales separately for each National Stock Number (NSN), Special Item Number (SIN), or subitem. If no sales occur, the Contractor must show zero on the report for each separate NSN, SIN, or subitem.

Modification                                                  Page 5 of 14 Pages

(c) The Contractor must register with the VSC before using the automated reporting system. To register, the Contractor (or its authorized representative) must call the VSC at (703) 305-6235 and provide the necessary information regarding the company, contact name(s), and telephone number(s). The VSC will then issue a 72A specific password and provide other information needed to access the reporting system. Instructions for electronic reporting are available at the VSC Website or by calling the above phone number.

(d) The Contractor must convert the total value of sales made in foreign currency to U.S. dollars using the "Treasury Reporting Rates of Exchange," issued by the U.S. Department of Treasury, Financial Management Service. The Contractor must use the issue of the Treasury report in effect on the last day of the calendar quarter. The report is available from: Department of the Treasury, Financial Management Service, International Funds Branch, 3700 East-West Highway, PGCII, Room 5A19, Hyattsville, MD 20782, Telephone: (202) 874-7994, Internet: http://www.fms.treas.gov/intn.html

(e) The report is due 30 days following the completion of the reporting period. The Contractor must also provide a close-out report within 120 days after the expiration of the contract. The contract expires upon physical completion of the last, outstanding task or delivery order of the contract. This close-out report must cover all sales not shown in the final quarterly report and reconcile all errors and credits. If the Contractor reported all contract sales and reconciled all errors and credits on the final quarterly report, then show zero sales in the close-out report.

5. DELETE PARAGRAPH C.28 PRICE REDUCTION IN ITS ENTIRETY AND REPLACE WITH THE
FOLLOWING:

C.28 PRICE REDUCTIONS (552.238-76) (FEB 1999)

(a) Before award of a contract, the Contracting Officer and the Offeror will agree upon (1) the customer (or category of customers) which will be the basis of award, and (2) the Government's price or discount relationship to the identified customer (or category of customers). This relationship shall be maintained throughout the contract period. Any change in the Contractor's commercial pricing or discount arrangement applicable to the identified customer (or category of customers) which disturbs this relationship shall constitute a price reduction.

(b) During the contract period, the Contractor shall report to the Contracting Officer all price reductions to the customer (or category of customers) that was the basis of award. The Contractor's report shall include an explanation of the conditions under which the reductions were made.

MODIFICATION                                                  PAGE 6 OF 14 PAGES

(c) (1)A price reduction shall apply to purchases under this contract if, after the date negotiations conclude, the Contractor -

                  (i) Revises the commercial catalog, pricelist, schedule or other document upon which contract award was predicated to reduce prices;

                  (ii) Grants more favorable discounts or terms and conditions than those contained in the commercial catalog, pricelist, schedule or other documents upon which contract award was predicated; or

                  (iii) Grants special discounts to the customer (or category of customers) that was the basis of award, and the change disturbs the price/discount relationship of the Government to the customer (or category of customers) that was the basis of award.

         (2) The Contractor shall offer the price reduction to the Government with the same effective date, and for the same time period, as extended to the commercial customer (or category of customers).

(d) There shall be no price reduction for sales

         (1) To commercial customers under firm, fixed-price definite quantity contracts with specified delivery in excess of the maximum order threshold specified in this contract;

         (2) To Federal agencies; or

         (3) Caused by an error in quotation or billing, provided adequate documentation is furnished by the Contractor to the Contracting Officer.

(e) The Contractor may offer the Contracting Officer a voluntary Governmentwide price reduction at any time during the contract period.

(f) The Contractor shall notify the Contracting Officer of any price reduction subject to this clause as soon as possible, but not later than 15 calendar days after its effective date.

(g) The contract will be modified to reflect any price reduction which becomes applicable in accordance with this clause.

6. DELETE PARAGRAPH C.29 MODIFICATIONS IN ITS ENTIRETY AND REPLACE WITH THE
FOLLOWING:

C.29 MODIFICATIONS (MULTIPLE AWARD SCHEDULE)
     (GSAR 552.243-72) (FEB 1999) (FCI DEVIATION-FEB 1999)

(a) General. The Contractor may request a contract modification by submitting a request to the Contracting Officer for approval, except as noted in paragraph
(d) of this clause. At a minimum, every request shall describe the proposed change(s) and provide the rationale for the requested change(s).

Modification                                                  Page 7 of 14 Pages

(b) Types of Modifications.

         (1) Additional items/additional SIN's. When requesting additions, the following information must be submitted:

                  (i) Information requested in paragraphs (1) and (2) of the Commercial Sales Practice Format to add SIN'S.

                  (ii) Discount information for the new items(s) or new SIN(S). Specifically, submit the information requested in paragraphs 3 through 5 of the Commercial Sales Practice Format. If this information is the same as the initial award, a statement to that effect may be submitted instead.

                  (iii) Information about the new item(s) or new SIN(s) as described in 552.212-70, Preparation of Offer (Multiple Award Schedule) is required.

                  (iv) Delivery time(s) for the new item(s) or the item(s) under the new SIN(s) must be submitted in accordance with 552.211-78, Commercial Delivery Schedule (Multiple Award Schedules).

                  (v) Production point(s) for the new item(s) or the item(s) under the new SIN(s) must be submitted if required by 52.215-6, Place of Performance.

                  (vi) Any information requested by 52.212-3(d), Offerors Representations and Certifications - Commercial Items, that may be necessary to assure compliance with 552.225-9, Trade Agreements Act.

         (2) Deletions. The Contractors shall provide an explanation for the deletion. The Government reserves the right to reject any subsequent offer of the same item or a substantially equal item at a higher price during the same contract period, if the contracting officer finds the higher price to be unreasonable when compared with the deleted item.

         (3) Price Reduction. The Contractor shall indicate whether the price reduction falls under the item (i), (ii), or (iii) of paragraph (c)(1) of the Price Reductions clause at 552.238-76. If the Price reduction falls under item
(i), the Contractor shall submit a copy of the dated commercial price list. If the price reduction falls under item (ii) or (iii), the Contractor shall submit a copy of the applicable price list(s), bulletins or letters or customer agreements which outline the effective date, duration, terms and conditions of the price reduction.

(c) Effective dates. The effective date of any modification is the date specified in the modification, except as otherwise provided in the Price Reductions clause at 552-238-76.

(d) Electronic File Updates. The Contractor shall update electronic file submissions to reflect all modifications. For additional items or SINs, the Contractor shall obtain the Contracting Officer's approval before transmitting changes. Contract modifications will not be made

MODIFICATION                                                  PAGE 8 OF 14 PAGES

effective until the Government receives the electronic file updates. The Contractor may transmit price reductions, item deletions, and corrections without prior approval. However, the Contractor shall notify the Contracting Officer as set forth in the Price Reductions clause at 552.238-76.

(e)  Amendments to Paper Federal Supply Schedule Price Lists.

         (1) The Contractor must provide supplements to its paper price lists, reflecting the most current changes. The Contractor may either:

                  (i) Distribute a supplemental paper Federal Supply Schedule Price List within 15 days after the effective date of each modification.

                  (ii) Distribute cumulative supplements. The period covered by a accumulative supplement is at the discretion of the Contractor, but may not exceed three months from the effective date of the earliest modification. The Contractor must distribute each cumulative supplement within 15 days from the date of the latest modification covered.

         (2) At a minimum, the Contractor shall distribute each supplement to those ordering activities that previously received the basic document. In addition, the Contractor shall submit two copies of each supplement to the contracting officer and one copy to the FSS Schedule Information Center.

7. DELETE PARAGRAPH C.31 SUBMISSION AND DISTRIBUTION OF AUTHORIZED FEDERAL SUPPLY SERVICE (FSS) INFORMATION TECHNOLOGY SCHEDULE PRICELISTS IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

C. 31    SUBMISSION AND DISTRIBUTION OF AUTHORIZED FEDERAL SUPPLY
         SERVICE (FSS) INFORMATION TECHNOLOGY SCHEDULE PRICELISTS
        (I-FCI-600)(FEB 1999)

(a) ELECTRONIC CONTRACT DATA

         (1) The Contracting Officer will provide a vendor start-up kit with instructions for submitting electronic contract data in a prescribed electronic format as required by GSAR clause 552.238-74, Submission and Distribution of Authorized FSS Schedule pricelists [DEVIATION-FEB 19981.

         (2) The Contractor will have a choice to transmit its file submissions electronically through Electronic Data Interchange (EDI) in accordance with the Federal Implementation Convention (IC) or use the application provided on a diskette. -e Contractor's electronic files shall be complete; correct; readable virus-free; and contain only those products, prices, and terms and conditions that were accepted by the Government. They will be added to GSA's electronic ordering system known as GSA Advantage! (tm) a menu-driven database system that provides


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Modification                                                  Page 9 of 14 Pages

on-line access to contract ordering information, terms and conditions, up-to-date pricing, and the option to create an electronic delivery order. The Contractor's electronic files must be received no later than 45 days after receipt of the vendor start-up kit.

         (3) Further details on EDI, IC's, and GSA Advantage!(TM) be found in I-FSS-599, Electronic Commerce-FACNET.

(b) PAPER FEDERAL SUPPLY SCHEDULE PRICELISTS

         (1) The Contractor shall prepare a paper FSS Information Technology Schedule pricelist in accordance with Attachment I, Guidelines For Format and Content of Authorized Federal Supply Service Information Technology Schedule pricelist. Two (2) copies of the FSS Information Technology Schedule pricelist shall be submitted with the Offeror's proposal.

         (2) The Contracting Officer will return one copy of the Authorized FSS Information Technology Schedule pricelist to the Contractor with the notification of contract award. In accordance with GSAR clause 552.238-74 (see C.30), the Contractor may print and distribute the awarded pricelist without written approval from the Contracting Officer. The pricelist must include all applicable terms and conditions of the cited contract. The Contractor will be responsible for the accuracy of the pricelist.

         (3) Modifications to FSS Information Technology Schedule pricelists shall include on the cover page the same information as the basic document plus the title "Modification No." and the effective date(s) of such modifications.

         (4) The Contractor may provide two (2) copies (including cover letter) of the Federal Supply Schedule pricelist to the Contracting Officer for review. Accuracy of information and computation of prices is the responsibility of the Contractor.

         (5) An address list of customers who are interested in the FSS Information Technology Schedule will only be furnished upon request from the Contractor. The list of customer addresses is available in one of the following formats (as specified by the Contractor):

          ____________   Cheshire Label
          ____________   Gummed Label
          ____________   Diskette-Mailing lists on diskette are available in
          ASCII and in the following record format only:

Field Name                               Field Size
1. Customer ID No.                            12
2. Agency Name                                35
3. Address Line 1                             35
4. Address Line 2                             35
5. City                                       20
6. State                                      2
7. Zip Code                                   9

Use of the mailing list for any purpose other than the distribution of the Authorized FSS Information Technology Schedule pricelist is not authorized.


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




MODIFICATION                                                 PAGE 10 OF 14 PAGES

         (6) The CONTRACTOR MAY FORMALLY print and distribute a Federal Supply Schedule pricelist. Inclusion of incorrect information will cause the Contractor to reprint and redistribute the Federal Supply Schedule pricelist, and may constitute sufficient cause for Cancellation, applying the provisions of 52.212-4, Contract Terms and Conditions (paragraph (m), Termination for Cause), and application of any other remedies as provided by law-including monetary recovery.

         (7) Distribution to the customer mailing list shall be made as set forth GSAR clause 552.238-74, Submission and Distribution of Authorized FSS Schedule pricelists (See C.30). In addition, two (2) copies of the Federal Supply Schedule pricelist shall be submitted to the FSS Information Center at the address listed below. The Contractor may also send Federal Supply Schedule pricelists to agencies not on the GSA listing when there is reasonable expectation that sales to these agencies will be made.

                   General Services Administration
                   Federal Supply Service
                   FSS Information Center (FMLI)
                   Crystal Mall Building 4, Room L-104
                   Washington, DC 20406

8. DELETE PARAGRAPH C.33 YEAR 2000 WARRANTY COMMERCIAL SUPPLY ITEMS IN ITS ENTIRETY AND REPLACE WITH THE FOLLOWING:

C.33  YEAR 2000 WARRANTY-COMMERCIAL SUPPLY ITEMS
      (I-FSS-550-B)(JAN 1999)

(a) As used in this clause, "Year 2000 compliant" means, with respect to information technology, that the information technology accurately processes date/time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, and leap year calculations, to the extent that other information technology used in combination with the information technology being acquired, properly exchanges date/time data with it.

(b) The Contractor shall warrant that each hardware, software, and firmware product delivered under this contract shall be able to accurately process date time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all products (e.g. hardware, software, firmware) used in combination with products properly exchange date time data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those products as a system. The duration of this warranty and the remedies available under this warranty shall include repair or replacement of any product whose non

Modification                                                 Page 11 of 14 Pages

compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance (installation is considered acceptance). The Contractor may offer an extended warranty to the Government to include repair or replacement of any product whose non-compliance is discovered and made known to the Contractor in writing at any time prior to June 1, 2000, or for a period of 6 months following acceptance (installation is considered acceptance) whichever is later. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

9. ADD THE FOLLOWING PARAGRAPHS TO THE END OF SECTION C.

C.43 CENTRAL CONTRACTOR REGISTRATION (CCR) (I-FCI-598) (DEC 1998)

To receive orders from the Department of Defense (DoD) contractors must be registered in the DoD CCR database (registration information is available at http://ccr.edi.disa.mil). The CCR database is DoD's primary repository for contractor information required for the conduct of business with DoD. This requirement does not apply to purchases made with a Governmentwide commercial purchase card. (Refer to clause I-FCI-600, SUBMISSION AND DISTRIBUTION OF AUTHORIZED FEDERAL SUPPLY SERVICE (FSS) INFORMATION TECHNOLOGY SCHEDULE PRICELISTS, for additional information regarding CCR.)

C.44 VENDOR MANAGED INVENTORY (VMI) PROGRAM (MAS)
      (G-FSS-906) (JAN 1999)

(a) The term "Vendor Managed Inventory" describes a system in which the Contractor monitors and maintains specified inventory levels for selected items at designated stocking points. VMI enables the Contractor to plan production and shipping more efficiently. Stocking points benefit from reduced inventory but steady stock levels.

(b) Contractors that commercially provide a VMI-type system may enter into similar partnerships with customers under a Blanket Purchase Agreement.

10. PARAGRAPH D.1(b) (8) ; DELETE THE FAR 52.227-37 INCORPORATED BY REFERENCE AND REPLACE WITH THE FOLLOWING:

(8) 52.222-37, Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era (JAN 1999) (38 U.S.C. 4212).

MODIFICATION:                                                PAGE 12 OF 14 PAGES

NOTE: FAR 52.227-37 HAS BEEN UPDATED THE NEW CLAUSE READS AS FOLLOWS:

52.222-37 EMPLOYMENT REPORTS ON SPECIAL DISA13LED VETERANS AND
          VETERANS OF THE VIETNAM ERA (JAN 1999)

(a) Unless the Contractor is a State or local government agency, the Contractor shall report at least annually, as required by the Secretary of Labor, on

         (1) The number of special disabled veterans and the number of veterans of the Vietnam era in the workforce of the Contractor by job category and hiring location; and

         (2) The total number of new employees hired during the period covered by the report, and of that total, the numbered of special disabled veterans, and the number of veterans of the Vietnam era.

(b) The above items shall be reported by completing the form entitled "Federal Contractor Veterans' Employment Report VETS-100."

(c) Reports shall be submitted no later than September 30 of each year beginning September 30, 1988.

(d) The employment activity report required by paragraph (a)(2) of this clause shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph
(a)(1) of this clause. Contractors may select an ending date: (1) As of the end of any pay period during the period January through March lst of the year the report is due, or (2) as of December 31, if the Contractor has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-l (Standard Form 100).

(e) The count of veterans reported according to paragraph (a) of this clause shall be based on voluntary disclosure. Each Contractor subject to the reporting requirements at 38 U.S.C. 4212 shall invite all disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 4212 to identify themselves to the Contractor. The invitation shall state that the information is voluntarily provided; that the information will be kept confidential; that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment; and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 4212.

(f) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order of $10,000 or more unless exempted by rules, regulations, or orders of the Secretary. If you have any questions, please contact your contracting officer.

Modification                                                 Page 13 of 14 Pages

11. ADD the following paragraph to the end of Section G.

G.13 COMPLIANCE WITH VETERANS EMPLOYMENT REPORTING REQUIREMENTS

(a) The Offeror represents that, if it is subject to the reporting requirements of 38 U.S.C. 4212(d) (i.e. the VETS-100 report required by the Federal Acquisition Regulation clause 52.222-37, Employment Reports on Disabled Veterans and Veterans of the Vietnam Era), it has [ ], has not [ ] submitted the most recent report required by 38 U.S.C. 4212(d).

(b) An Offeror who checks "has not" may not be awarded a contract until the required reports are filed (31 U.S.C. 1354).

12. CHANGES IN ATTACHMENT I - GUIDELINES FOR FORMAT AND CONTENT OF FEDERAL SUPPLY SERVICE INFORMATION TECHNOLOGY SCHEDULE PRICELIST:

A. COVER PAGE - ADD the following under Special Item Numbers (SINs) 132-33 Term Software Licenses and 132-33 Perpetual Software Licenses:

SPECIAL ITEM NO. 132-32 TERM SOFTWARE LICENSES

Large Scale Computers
      Core Financial Management Software
      Ancillary Financial Systems Software

Microcomputers
      Core Financial Management Software
      Ancillary Financial Systems Software

SPECIAL ITEM NO. 132-33 PERPETUAL SOFTWARE LICENSES

Large Scale Computers
      Core Financial Management Software
      Ancillary Financial Systems Software

Microcomputers
      Core Financial Management Software
      Ancillary Financial Systems Software

B. Information for Ordering Offices - ADD the following after "4a. CAGE Code:"

4b. Contractor has/has not registered with the Central Contractor Registration Database.

**Choose the appropriate language - has/has not - in the above sentence. (See C.43).**


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


MODIFICATION                                                PAGE 14 OF 14 PAGES

C. INFORMATION FOR ORDERING OFFICES - DELETE paragraph "20. Year 2000 Warranty
- Commercial Supply Items" and REPLACE with the following:

20. YEAR 2000 WARRANTY-COMMERCIAL SUPPLY ITEMS

(a) AS used in this clause, "Year 2000 compliant" means, with respect to information technology, that the information technology accurately processes date/time data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, and leap year calculations, to the extent that other information technology used in combination with the information technology being acquired, properly exchanges date/time data with it.

(b) The Contractor shall warrant that each hardware, software, and firmware product delivered under this contract shall be able to accurately process date time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all products (e.g. hardware, software, firmware) used in combination with products properly exchange date time data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those products as a system. The duration of this warranty and the remedies available under this warranty shall include repair or replacement of any product whose non compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance (installation is considered acceptance). The Contractor may offer an extended warranty to the Government to include repair or replacement of any product whose non compliance is discovered and made known to the Contractor in writing at any time prior to June 1, 2000, or for a period of 6 months following acceptance (installation is considered acceptance) whichever is later. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.


                                       14